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Exhibit 10.1

AGREEMENT TO SELL AND PURCHASE

        This AGREEMENT TO SELL AND PURCHASE (this "Contract") is entered into as of September 7, 2006 by and between Maguire Partners-Dallas, LTD., a California limited partnership ("Purchaser"), and Sabre Inc., a Delaware corporation ("Seller").

RECITALS

        1.     Pursuant to that certain Agreement to Sell and Purchase entered into as of May 14, 1999 executed by Maguire Partners-Solana Limited Partnership, a Texas limited partnership and an affiliate of Purchaser ("Purchaser Affiliate"), as the seller, and The Sabre Group, Inc. (predecessor in interest to Seller), as the purchaser (the "Prior Contract"), which Prior Contract was subsequently assigned by The Sabre Group, Inc., to First Security Bank, National Association, as Owner Trustee under the TSG Trust 1999-1 ("FSB") on September 14, 1999, Purchaser Affiliate sold to FSB approximately 20.152 acres of land more particularly described in Exhibit A-1 attached hereto (the "Southlake Building Land"), together with the 3 and 5 story office building presently located thereon (the "Southlake Building") and all other improvements currently existing on such land;

        2.     On or about September 14, 1999 and pursuant to the Prior Contract, Purchaser Affiliate also sold to FSB approximately 2.473 acres of land more particularly described in Exhibit A-2 attached hereto (the "Parking Land" and together with the Southlake Building Land, the "Developed Land") and upon which parking for the Southlake Building is located;

        3.     On or about September 14, 1999, and pursuant to the Prior Contract, Purchaser Affiliate sold to FSB approximately 155.2 acres of land (in two (2) tracts of 154.8 acres and .4043 acres) more particularly described in Exhibit B attached hereto (the "Remaining Land");

        4.     On or about September 14, 1999, and pursuant to the Prior Contract, Purchaser Affiliate sold to FSB all rights of reverter and other rights that Purchaser Affiliate had in lands that (i) had been dedicated as public roadways and (ii) were adjacent to the Developed Land and/or Remaining Land (the "Public Roadway Rights");

        5.     On or about September 14, 1999, and pursuant to the Prior Contract, Purchaser Affiliate transferred to FSB all oil, gas and other minerals owned by Purchaser Affiliate located on, in and beneath the surface of the Developed Land, the Remaining Land and the Public Roadway Rights (collectively, the "Minerals");

        6.     Seller occupies the Southlake Building pursuant to a lease (the "CSL Lease") between Seller, as tenant, and CSL Leasing, Inc. ("CSL"), as landlord (CSL having acquired title to the Property (as hereinafter defined) from FSB on or about June 15, 2003);

        7.     Subsequent to FSB's purchase of the Remaining Land, Seller (i) constructed a headquarters campus consisting of two office buildings, a parking garage, landscaping and internal roads on approximately 25.05 acres of the Remaining Land described on Exhibit B-1 attached hereto (the "Headquarters Tract"), and (ii) dedicated to the City a parcel of real property of approximately 4.189 acres for use as a City park (the "Park Tract") as shown on Exhibit A-3 attached hereto (the "Overall Site Map");

        8.     In conjunction with Seller's construction of its headquarters campus on the Headquarters Tract, the City of Southlake ("City") abandoned most or all of the public streets held by the City in conjunction with the Public Roadway Rights and deeded the land under such public streets to FSB (the "Roadway Land"), which Roadway Land is comprised of two (2) tracts totaling approximately 2.638 acres and 2.519 acres, both as shown on the Overall Site Map;

        9.     Purchaser desires to purchase from Seller the Minerals, save and except for the Retained Mineral Interest, the Roadway Land, any remaining Public Roadway Rights, the Developed Land, the

Southlake Building and all other improvements located on the Developed Land, and the Remaining Land, save and except for the Headquarters Tract, the Park Tract, and the following (and only the following) portion of the Remaining Land (together with the Headquarters Tract, the "Excluded Tracts"): a portion of the Remaining Land containing approximately 8.95 acres and described on Exhibit B-2 attached hereto (the "Pond Tract"), and on which a pond is located, which land will be used to provide irrigation water for landscape on the Excluded Tracts and for no other purpose (such Remaining Land, net of the Excluded Tracts and the Park Tract, being the "Undeveloped Land", as described in Exhibit B-3 attached hereto), all upon and subject to the terms and conditions hereinafter set forth;

        10.   Seller is agreeable to selling to Purchaser the Minerals, save and except for the Retained Mineral Interest, the Roadway Land and any remaining Public Roadway Rights, the Developed Land, the Southlake Building and all other improvements located on the Developed Land, and the Undeveloped Land, subject to the terms and conditions hereinafter set forth and upon the terms and conditions described in this Contract; and

        11.   Seller is agreeable to entering into a lease covering the Southlake Building and which will (i) be for a term of five (5) years, (ii) provide for a net rent of $6,200,000 per annum, payable in monthly installments as provided in the lease, (iii) require Seller to pay certain operating expenses (including, without limitation, taxes and utilities) for each year of the lease, but which will be payable in monthly installments as provided in the lease, and (iv) be in the form of Exhibit C attached hereto;

        NOW THEREFORE, Seller and Purchaser, for and in consideration of the premises, the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, agree as follows:

        1.    CERTAIN DEFINITIONS.    The terms set forth below shall have the meaning assigned to them below:

          (a)   Applicable Laws shall mean all federal, state and local laws, rules and ordinances affecting the Property.

          (b)   Intentionally Deleted.

          (c)   Intentionally Deleted.

          (d)   City shall mean the City of Southlake, Tarrant County, Texas as defined in the eighth recital clause of this Contract.

          (e)   City Council shall mean the City Council for the City.

          (f)    Closing shall have the meaning assigned to it in Section 15(a) of this Contract.

          (g)   Closing Date shall have the meaning assigned to it in Section 15(a) of this Contract.

          (h)   Developed Land shall have the meaning assigned to it in the second recital clause of this Contract.

          (i)    Due Diligence Documents shall mean all documents, instruments, reports and information provided by Seller to Purchaser pursuant to Section 6 of this Contract.

          (j)    Earnest Money shall have the meaning assigned to it in Section 4(b) of this Contract.

          (k)   Effective Date shall mean the latter of the two dates on which this Contract is signed by Seller and Purchaser, as indicated by their signatures below, which latter date shall be the date of final execution and agreement by the parties hereto, provided however, if the last party to execute this Contract fails to complete the date of execution below that party's signature, the Effective Date shall mean the date first shown above.

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          (l)    Escrow Agent shall mean Republic Title of Texas, Inc., 2626 Howell Street, 10th Floor, Dallas, Texas 75204, Attention: Jeanne Ragland, (214) 855-8897.

          (m)  Excluded Tracts shall have the meaning assigned to it in the ninth recital of this Contract.

          (n)   Hazardous Materials shall mean asbestos containing materials and all other materials, substances, wastes and chemicals classified as hazardous or toxic substances, materials, wastes, chemicals or hydrocarbons under then-current applicable federal, state or local governmental laws, rules or regulations. For purposes of the foregoing and Sections 7(g) and 10(e)(i) of this Contract, the terms "hazardous waste", "hazardous substances", "release", "disposal" and "solid wastes" shall have the meaning assigned to them in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (hereinafter called "CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended (hereinafter called "RCRA"), and/or other Applicable Laws.

          (o)   Headquarters Tract shall have the meaning assigned to it in the seventh recital clause of this Contract.

          (p)   Improvements shall mean the Southlake Building and all other improvements located on the Developed Land.

          (q)   Kirkwood Boulevard Interchange Maintenance Area shall mean the area that is enclosed by walls in and around the Kirkwood Boulevard Interchange, a portion of which area is located on the Property and the entire area being proximately described on Exhibit O attached hereto.

          (r)   Intentionally Deleted.

          (s)   Lease shall mean the form of lease attached hereto as Exhibit C.

          (t)    Intentionally Deleted.

          (u)   Material and Adverse Condition shall have the meaning assigned to it in Section 10(b) of this Contract.

          (v)   Material Damage shall mean damage to the Southlake Building, the cost of repairing which exceeds five percent (5%) of the Purchase Price (hereinafter defined).

          (w)  Material Misrepresentation shall mean a representation that is incorrect or misleading in a material respect and has a material and adverse effect on the Property.

          (x)   Minerals shall have the meaning assigned to it in the fifth recital of this Contract.

          (y)   Parking Land shall have the meaning assigned to it in the second recital clause of this Contract.

          (z)   Permitted Exception(s) shall mean (i) any matter or information set forth in the Title Commitment, the Title Exception Documents or the Surveys not objected to by Purchaser within the required 15-day period under Section 10(a), (ii) any exception to title expressly approved in writing by Purchaser, (iii) any exception to title appearing in the Title Policies (hereinafter defined) accepted by Purchaser, and (iv) any other exception to title which is designated as a Permitted Exception under this Contract.

          (aa) Property shall have the meaning assigned to it in Section 2 of this Contract.

          (bb) Public Roadway Rights shall have the meaning assigned to it in the fourth recital of this Contract.

          (cc) Purchase Price shall have the meaning assigned to it in Section 3(a) of this Contract.

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          (dd) Purchaser's Closing Documents shall have the meaning assigned to it in Section 15(c) of this Contract.

          (ee) Intentionally Deleted.

          (ff)  Rejected Terminable Contracts shall have the meaning assigned to them in Section 11(a) of this Contract.

          (gg) Retained Mineral Interest shall mean a 18.92% non-participating royalty interest in that portion of the Minerals owned by Seller and transferred to Purchaser pursuant to the terms of this Contract on, in or under the Excluded Tracts which royalty interest may be reduced in accordance with Section 12(i) below.

          (hh) Roadway Land shall have the meaning assigned to it in the eighth recital of this Contract.

          (ii)   Seller's Closing Documents shall have the meaning assigned to it in Section 15(b) of this Contract.

          (jj)   Seller's Representatives shall mean Dean Sanderson and William Erickson.

          (kk) Forty-five Day Period shall have the meaning assigned to it in Section 10(e) of this Contract.

          (ll)   Forty-five Day Termination Right shall have the meaning assigned to it in Section 10(e) of this Contract.

          (mm) Southlake Building shall have the meaning assigned to it in the first recital clause of this Contract.

          (nn) Southlake Building Land shall have the meaning assigned to it in the first recital clause of this Contract.

          (oo) Survey(s) shall have the meaning assigned to it in Section 5(b) of this Contract.

          (pp) Terminable Contracts shall have the meaning assigned to it in Section 11(a) of this Contract.

          (qq) Terminable Contract Notice shall have the meaning assigned to it in Section 11(a) of this Contract.

          (rr)  Title Commitment(s) shall mean the title commitment(s) described in Section 5(a) of this Contract.

          (ss)  Title Company shall mean First American Title Insurance Company.

          (tt)  Title Exception Documents shall mean the title exception documents described in clause (ii) of Section 5(a) of this Contract.

          (uu) Title Policy and Title Policies shall mean the title policy/policies to be issued by Title Company and Chicago Title Insurance Company ("Chicago") pursuant to Section 5(a) of this Contract.

          (vv) Title and Survey Objections shall have the meaning assigned to it in Section 10(a) of this Contract.

          (ww) Undeveloped Land shall have the meaning assigned to it in the ninth recital of this Contract.

          (xx) Willful Misrepresentation shall mean that at the time a party makes a representation, the party is aware that the representation is false, misleading or inaccurate in any material respect.

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        2.    AGREEMENT TO SELL AND PURCHASE.    Subject to the terms and conditions hereinafter set forth, Seller hereby agrees to sell to Purchaser and Purchaser hereby agrees to purchase from Seller the following (collectively, the "Property"):

          (a)   the Developed Land and the Improvements;

          (b)   the Undeveloped Land;

          (c)   the Roadway Land;

          (d)   any Public Roadway Rights and all other of Seller's rights, title and interest in and to easements, easement rights, dedications, and appurtenances pertaining to the Property (the "Property Rights"); and

          (e)   all Minerals, save and except for the Retained Mineral Interest.

        3.    PURCHASE PRICE.    In consideration for the sale of the Property, Purchaser shall pay to Seller at Closing, in immediately available funds, the sum of Eighty Million and no/100 Dollars ($80,000,000) (the "Purchase Price"). The parties agree that the Purchase Price is allocated $69,000,000 for the Developed Land and $11,000,000 for the balance of the Property. The Purchase Price shall be delivered to Seller by federal wire transfer.

        4.    OPENING OF ESCROW AND DEPOSIT OF EARNEST MONEY; ADDITIONAL EARNEST MONEY.

          (a)    Opening Escrow.    Within three (3) business days after the Effective Date, Seller and Purchaser shall open escrow with Escrow Agent by delivering a fully executed copy of this Contract to Escrow Agent.

          (b)    Earnest Money.    Within three (3) business days after execution of this Contract by each of Purchaser and Seller, Purchaser shall deliver to Escrow Agent (as agent for Title Company), by federal wire transfer, the amount of $250,000 (the "Initial Earnest Money"). In addition, within one (1) business day after expiration of the Forty-five Day Period, Purchaser shall deliver to Escrow Agent by federal wire transfer the amount of $750,000 (the "Additional Earnest Money," which together with the Initial Earnest Money shall hereinafter be collectively referred to as the "Earnest Money"). Purchaser's failure to deposit timely with Escrow Agent the Earnest Money shall be a material breach hereof.

          (c)    Application and Return of Earnest Money to Purchaser.    The Earnest Money shall be applied to the Purchase Price, delivered to Seller or returned to Purchaser, as provided in this Contract.

          (d)    Interest Bearing Account.    The Earnest Money shall be placed in an interest-bearing account by Escrow Agent, and any interest earned thereon shall become a part of the Earnest Money. The parties hereto agree that, pursuant to Treasury Regulation Section 1.468B or any successor provision, for tax and other reporting purposes, all interest or other income earned from the investment of the Earnest Money or any portion thereof shall be reported by Purchaser. The Escrow Agent shall be directed to report the earnings on the Earnest Money for federal income and other tax reporting purposes as earned by Purchaser. For the purposes of opening the accounts, Purchaser's federal tax identification number is 95-4033765.

          (e)    Non-Refundable Provisions.    Upon the expiration of the Forty-five Day Period, the Earnest Money then on deposit or subsequently deposited with Escrow Agent shall become non-refundable, unless Purchaser has terminated or thereafter terminates this Contract pursuant to and in accordance with a termination right expressly granted to Purchaser under this Contract and which does not require the delivery of the Earnest Money to Seller.

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          (f)    Responsibility of Escrow Agent.    The Earnest Money will be deposited with Escrow Agent with the understanding that Escrow Agent is not (1) a party to this Contract and does not assume or have any liability for the performance or non-performance of any party to this Contract, (2) liable for any loss of escrow funds caused by the failure of any banking institution in which such funds have been deposited unless such banking institution is acting as, or under the direction of, Escrow Agent. The Escrow Agent shall deposit the Earnest Money in one or more federally insured institutions selected by Purchaser. If both parties make demand for the payment of the Earnest Money, Escrow Agent has the right to require from all parties a written release of liability of Escrow Agent which authorizes the disbursement of the Earnest Money. If only one party makes demand for payment of the Earnest Money, Escrow Agent shall give notice to the other party of such demand within one (1) business day. Escrow Agent is authorized and directed to honor such demand unless the other party objects to Escrow Agent in writing within ten (10) days after Escrow Agent's notice to that party. At Closing the Earnest Money shall be applied to the Purchase Price.

        5.    DELIVERY OF TITLE COMMITMENT AND SURVEY(S).

          (a)    Title Commitment.    By execution of this Contract, Seller, at its sole expense, agrees to obtain and deliver to Purchaser, within ten (10) days from the execution of this Contract, the following: (i) title commitments issued by Title Company and Chicago as the title insurance underwriters for Escrow Agent and Rattikin Title Company ("Rattikin"), respectively, (A) committing to issue to Purchaser owner's policies of title insurance on the standard form prescribed by the Texas State Board of Insurance, each in the amount of one-half of the full Purchase Price ("Title Policies") and (B) insuring Purchaser's fee simple title to the Property (except the Minerals) to be good and indefeasible, subject only to the exceptions to title described therein; (ii) title exception documents for the title exceptions set forth in Schedules B and C of such commitments; and (iii) current tax certificates reflecting all taxes assessed against the Property. Escrow Agent shall act as the "lead" title company, and Rattikin will cooperate with Escrow Agent in issuance of identical title commitments and, after Closing, identical title policies, each co-insuring for one-half of the Purchase Price.

          (b)    Survey(s).    By its execution of this Contract, Seller, at its sole expense, agrees to obtain and deliver to Purchaser, within thirty (30) days after the execution of this Contract, surveys of the Developed Land, the Undeveloped Land, the Excluded Tracts, the Roadway Land, and the Future Public Boulevard prepared by Huitt Zollars, Inc., all dated subsequent to the date of this Contract (the "Surveys"). The Survey for the Developed Land shall be an "as-built" survey. The parties acknowledge that this Contract is being executed prior to finalization of all of the legal descriptions which are Exhibits hereto. The metes and bounds descriptions reflected on the Surveys shall be substituted for the property descriptions attached to this Contract as Exhibits A-1, A-2, B, B-1, B-2, B-3, B-4 and B-5 and in the special warranty deed and any other documents requiring a legal description of the Property, provided such metes and bounds description shall have been approved by Purchaser (which approval shall not be unreasonably withheld or delayed).

        6.    DUE DILIGENCE DOCUMENTS.    Within ten (10) days after the Effective Date, Seller shall deliver to Purchaser or Purchaser's attorney (or, with respect to items (b) and (i) make available at the Southlake Building) the following, but only to the extent same are in Seller's possession or control (collectively the "Due Diligence Documents"):

          (a)   copies of any parking agreements, maintenance and service contracts, easement agreements, operating documents and any other contracts affecting the Property of which Seller has knowledge and which are not included in the Title Documents;

          (b)   copies of the plans and specifications (collectively, the "Plans and Specifications") for the construction and modification of the Improvements;

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          (c)   environmental reports regarding the Property;

          (d)   copies of all property tax assessments and bills relating to the Property for the years 2005 and 2006;

          (e)   the Certificate of Occupancy for the Improvements (or if the jurisdiction in which the Property is located does not issue certificates of occupancy, then such other occupancy certificates and permits, if any, as are issued in respect to the Improvements);

          (f)    copies of all (i) licenses and permits, and (ii) notices from governmental authorities that indicate or allege that the Property or any portion thereof is in violation of any applicable governmental law, rule or ordinance or that any license or permit issued in connection with the operation of the Property is being revoked;

          (g)   copies of any notices from any condemning authority of actual or threatened condemnation proceedings affecting the Property;

          (h)   copies of any other notices from governmental authorities that indicate an action may be taken against the Property that would have a material adverse affect on the Property or the use or ownership thereof;

          (i)    a copy of all warranties and operating manuals regarding the Improvements;

          (j)    the contracts described in Exhibit M attached hereto;

          (k)   such other information and documents within Seller's possession or control as are reasonably requested by Purchaser in writing within five (5) days after the Effective Date.

        7.    SELLER'S REPRESENTATIONS.    Seller represents to Purchaser, to Seller's current and actual knowledge, as follows:

          (a)    Good and Indefeasible Title.    At the Closing, Seller will have good and indefeasible title to the Developed Land, the Undeveloped Land, the Roadway Land and the Improvements, subject only to the Permitted Exceptions. Notwithstanding the foregoing, Purchaser agrees that in the event of a partial or complete failure of title, Purchaser shall make reasonable efforts to collect any losses incurred by Purchaser from the Title Company, Escrow Agent, Chicago and Rattikin before pursuing any claim against Seller. Reasonable efforts to collect losses from the Title Company, Escrow Agent, Chicago and Rattikin shall include pursuing litigation in appropriate courts of law, until a final non-appealable judgment is issued. If (i) a final non-appealable judgment is issued in favor of Purchaser, (ii) the party responsible for the payment of the judgment fails to pay same within ninety (90) days after the entry of the final non-appealable judgment, and (iii) Seller is legally liable for the partial or complete failure of the title, then Seller shall pay the amount of such judgment and Purchaser's reasonable third party costs incurred in connection with obtaining the final non-appealable judgment, subject to the condition that Purchaser assigns to Seller all of its rights and claims against the responsible parties under such final non-appealable judgment.

          (b)    No Leases Other than the Lease.    Other than the CSL Lease, there are no leases or other occupancy agreements affecting the Property.

          (c)    Contracts.    There are no contracts affecting the Property, other than (i) the CSL Lease, (ii) contracts included in the Title Exception Documents, and (iii) the contracts listed on Exhibit M attached hereto.

          (d)    No Litigation.    There is currently no existing litigation and Seller has received no notice of any pending or threatened litigation, condemnation, or assessments affecting the Property, other than as described in Exhibit J attached hereto.

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          (e)    Applicable Laws.    Seller has received no notice from any governmental agency or authority of any violation by the Property of any Applicable Law, other than notices for violations which have heretofore been cured and violations described in Exhibit K attached hereto.

          (f)    Future Public Boulevard.    The improvements constructed on the Future Public Boulevard (as defined in Section 12(g) below) were built to the specifications of the City for use as a public road.

          (g)    Environmental Conditions.    Without in any way limiting the other representations contained herein and except as set forth in any environmental report delivered to Purchaser, there has been no disposal, release, storage, treatment, processing or other handling of Hazardous Materials on, at or in the Property.

          (h)    Authority.    Seller is duly organized and legally existing as a Delaware corporation under the laws of the State of Delaware. The execution and delivery of, and performance under, this Contract are within Seller's powers and have been duly authorized by all requisite corporate action. The person executing this Contract on behalf of Seller has the authority to do so. This Contract constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms, subject to Applicable Laws applicable to creditor's rights generally.

          (i)    No Effect on Other Agreements.    Following notice to CSL and the acquisition of the Property from CSL as set out in Section 18 below, neither the execution and the delivery of this Contract, nor the consummation of the transactions contemplated hereby, will (i) violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Seller is subject or any provision of the Seller's Certificate of Formation, or (ii) conflict with, result in a breach or constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Seller is a party or by which it is bound or to which any of its business assets is subject, except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, or failure to give notice, would not have a material adverse effect on the financial condition of Seller taken as a whole or on the ability of the parties to consummate the transactions contemplated by this Contract.

          (j)    Closing Date.    All of the foregoing representations and warranties shall be true and correct on the Closing Date, with the understanding that, as to the Closing Date, all references to Seller's current knowledge shall mean Seller's knowledge as of the Closing Date.

          (k)    Working Order.    The building systems and equipment in the Improvements are in good working order and condition.

        If Purchaser discovers that any representation made above is a Willful Misrepresentation or a Material Misrepresentation, Purchaser shall promptly notify Seller thereof and Seller shall have the right to take such action as is necessary to make such representation correct in all material respects. If Seller fails to take such action as is necessary to make such representation correct in all material respects, then Purchaser may (i) either exercise its remedies permitted under Section 16(a) below or (ii) proceed to Closing, in which event Purchaser shall be deemed to have waived any claims or damages it may have on account of the incorrect or misleading representation. Terms such as "Seller's knowledge", "Seller's actual current knowledge", "Seller's actual knowledge", "to the best of Seller's knowledge", "Seller's awareness" or other similar terms which are used in this Contract, shall be limited to the knowledge and awareness of Seller's Representatives.

        8.    SURVIVAL OF REPRESENTATIONS.    The representations and warranties of Purchaser and Seller made hereunder shall survive the Closing for a period of one (1) year following Closing.

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        9.    AS-IS NATURE OF PROPERTY.    EXCEPT AS EXPRESSLY SET FORTH IN THIS CONTRACT, SELLER HAS NOT MADE ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND OR CHARACTER WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY, ITS CONDITION (INCLUDING WITHOUT LIMITATION ANY REPRESENTATION OR WARRANTY REGARDING QUALITY OF CONSTRUCTION, STATE OF REPAIR, WORKMANSHIP, MERCHANTABILITY, SUITABILITY OR FITNESS FOR ANY PARTICULAR USE OR PURPOSE), ITS COMPLIANCE WITH APPLICABLE LAWS, INCOME TO BE DERIVED THEREFROM OR EXPENSES TO BE INCURRED WITH RESPECT THERETO, THE OBLIGATIONS, RESPONSIBILITIES OR LIABILITIES OF THE OWNER THEREOF, OR ANY OTHER MATTER OR THING RELATING TO OR AFFECTING THE PROPERTY AND SELLER HEREBY DISCLAIMS AND RENOUNCES ANY OTHER REPRESENTATION OR WARRANTY. WITHOUT IN ANY WAY LIMITING OR WAIVING ANY OF (AND SUBJECT TO) THE EXPRESS REPRESENTATION AND WARRANTIES CONTAINED IN THIS CONTRACT, PURCHASER HEREBY ACCEPTS THE PROPERTY IN ITS EXISTING "AS IS" CONDITION. PURCHASER ACKNOWLEDGES AND AGREES THAT PURCHASER IS ENTERING INTO THIS AGREEMENT WITHOUT RELYING ON ANY REPRESENTATION, WARRANTY, STATEMENT OR ASSERTION (OTHER THAN THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT), ORAL OR WRITTEN, MADE BY SELLER OR ANY REPRESENTATIVE OF SELLER OR ANY OTHER PERSON ACTING OR PURPORTING TO ACT FOR OR ON BEHALF OF SELLER WITH RESPECT TO THE PROPERTY, BUT RATHER IS RELYING ON ITS OWN INDEPENDENT EXAMINATION AND INSPECTION OF THE PROPERTY AND THE REPRESENTATIONS OF SELLER CONTAINED IN THIS AGREEMENT. THE TERMS AND CONDITIONS OF THIS PARAGRAPH SHALL EXPRESSLY SURVIVE THE CLOSING AND SHALL NOT MERGE WITH THE PROVISIONS OF ANY CLOSING DOCUMENT. PURCHASER FURTHER AGREES AND ACKNOWLEDGES THAT THE PROVISIONS OF THIS PARAGRAPH WERE A MATERIAL FACTOR IN THE DETERMINATION OF THE PURCHASE PRICE OF THE PROPERTY.

        10.    REVIEW, INSPECTION AND INVESTIGATION.

          (a)    Review of Title and Survey.    Within fifteen (15) days following Purchaser's receipt of all of the Title Commitments, the Title Exception Documents and the Surveys specified in Sections 5(a) and (b) above, Purchaser shall have the right to review the Title Commitments, the Title Exception Documents and the Surveys. If Purchaser has any objections to the Title Commitments, the Title Exception Documents and the Surveys, Purchaser may elect to terminate this Contract by delivering written notice to Seller within such 15-day period, together with its reasons for terminating, in which event the Earnest Money shall be returned to Purchaser and Seller and Purchaser shall be relieved from any further obligations hereunder, save and except for those which expressly survive the termination of this Contract. Purchaser agrees it shall not object to any matters excepted to in the title policy issued to FSB when it acquired the Property from Purchaser on or about September 14, 1999. In lieu of terminating this Contract, Purchaser shall deliver to Seller in writing any objections that Purchaser may have to the Title Commitments, Title Exception Documents and the Surveys (the "Title and Survey Objections"). If Purchaser fails to terminate within such 15-day period or fails to deliver the Title and Survey Objections within such 15-day period, then Purchaser shall be deemed to have waived such termination right and approved the Title Commitments, the Title Exception Documents and the Surveys and the title exceptions set forth in the Title Commitments, Title Exception Documents and/or Surveys shall be deemed to be Permitted Exceptions. If Purchaser timely delivers to Seller the Title and Survey Objections, Seller shall have the right, but not the obligation, to cure or remove any such Title and Survey Objections within thirty (30) days after receiving notice thereof, provided Seller shall, at Closing, cause the removal of all monetary liens against the Property and shall, subject to Section 18 below, obtain a release of the Property from the CSL Lease at its sole cost and expense. If such 30-day

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  period would end after the initially scheduled Closing Date determined pursuant to the first sentence of Section 15(a) and Seller elects to cure the Title and Survey Objections, Seller shall have the right to extend such initially scheduled Closing Date by the number of days from the first day following the initially scheduled Closing Date to and including the last day of such 30-day period. If Seller elects not to cure all of the Title and Survey Objections or is unable to cure any of the Title and Survey Objections, then (i) Seller shall not be in default hereunder on account thereof and (ii) Purchaser may either (a) elect to terminate this Contract by delivering written notice thereof to Seller within seven (7) days after the expiration of such 30-day period or receipt of Seller's notice that it elects not to cure, or (b) proceed to Closing. If Purchaser so elects to terminate this Contract, then (a) the Earnest Money shall be returned promptly to Purchaser, and (b) Purchaser and Seller shall be relieved of any further obligations under this Contract, save and except for those obligations which expressly survive the termination of this Contract. If Purchaser does not elect to terminate this Contract within such seven-day period, then Purchaser shall be deemed to have accepted the Title Commitments, the Title Exception Documents and the Surveys for all purposes, Purchaser shall no longer be entitled to terminate this Contract due to any objections thereto and all title exceptions included in the Title Commitments, the Title Exception Documents and/or the Surveys shall be deemed to be Permitted Exceptions, other than those items removed or agreed to be removed from the Title Commitments and/or Surveys, as applicable, through Seller's curative actions.

          (b)    Inspection of Property.    At all times prior to Closing, Purchaser shall have the right to perform soil tests, environmental tests and any other investigations (collectively "Investigations") in respect of the Property that Purchaser deems necessary or desirable. Purchaser agrees to begin its Investigations promptly and to diligently pursue same to completion. Subject to paragraph (d) of this Section 10 below, if, within thirty-five (35) days after the Effective Date, the Investigations show the existence of a condition at the Property which has a material and adverse effect on the Property (the "Material and Adverse Condition"), then Purchaser shall have the right to terminate this Contract by delivering (within such 35-day period) written notice thereof to Seller which also sets forth the Material and Adverse Condition. Purchaser agrees to deliver such notice to Seller promptly after it learns of a Material and Adverse Condition. In lieu of termination, Purchaser may request Seller to cure the Material and Adverse Condition, in which event Seller shall have the right, but not the obligation, to take such actions within the next thirty (30) days as are necessary to cure the Material and Adverse Condition. If such 30-day period would end after the initially scheduled Closing Date determined pursuant to the first sentence of Section 15(a) and Seller elects to cure the Material and Adverse Condition(s), Seller shall have the right to extend such initially scheduled Closing Date by the number of days from the first day following the initially scheduled Closing Date to and including the last day of such 30-day period. If Seller elects not to cure all such Material and Adverse Condition(s) or is unable to cure such Material and Adverse Condition(s) within the 30-day period or after having commenced curative action, ceases such action prior to the expiration of the 30-day period, then (i) Seller shall not be in default hereunder on account thereof and (ii) Purchaser may either (a) elect to terminate this Contract by delivering written notice thereof to Seller within seven (7) days after the earlier to occur of the expiration of such 30-day period or Purchaser's receipt of Seller's notice of its election not to cure or its decision to cease curative actions, or (b) proceed to Closing. If Purchaser so elects to terminate this Contract, then (a) the Earnest Money shall be returned promptly to Purchaser, and (b) Purchaser and Seller shall be relieved of any further obligations under this Contract, save and except for those obligations and liabilities which expressly survive the termination of this Contract. If Purchaser (i) fails to send a termination notice or a notice requesting Seller to cure a Material Adverse Condition within the 35-day period required above or (ii) Purchaser does not elect to terminate this Contract within the seven-day period permitted above, then (x) except for the environmental conditions which permit Purchaser to terminate this Contract (absent the timely

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  cure thereof) under paragraph (e) of this Section, Purchaser shall be deemed to have accepted all Material and Adverse Conditions in respect of the Property, (y) Seller shall have no liability to Purchaser in respect of any Material and Adverse Conditions relating to the Property, and (z) Purchaser shall have waived its termination rights under this paragraph.

          (c)    Damage from Inspections and Repair Thereof.    Purchaser shall use reasonable efforts not to damage any portion of the Property in performing its Investigations, though soil borings will be allowed on the Undeveloped Land. Notwithstanding the preceding sentence, in the event Closing does not occur, Purchaser shall promptly repair, to the extent practical, at Purchaser's sole cost and expense, any damage occurring to the Property in connection with any such Investigations. Purchaser shall indemnify, defend and hold harmless Seller against any physical loss or damage to the Property or any portion thereof, lien claims against the Property or any portion thereof or other damage, injury, claim, cost or expense (including reasonable attorneys' fees and expenses) suffered by Seller as a result of Purchaser's inspections, investigations and/or tests, which indemnity shall survive the termination of this Contract for a period of one (1) year.

          (d)    Limitation on Investigations.    Prior to performing any Investigations of or on the Property, Purchaser shall (i) provide to Seller, at least one (1) business day's notice, which notice shall include a description of the Investigations to be conducted, the approximate location of where the Investigations will be conducted, the date on which the Investigations will be conducted, and the name of the contractor who will perform the Investigations, and (ii) deliver to Seller a certificate of insurance evidencing that the applicable contractor has at least $1,000,000 of commercial general liability insurance coverage.

          (e)    Forty-five Day Inspection Period.    If during the period from the Effective Date until 11:59 P.M. on the forty-fifth (45th) day after the Effective Date (or if such 45th day is a Saturday, Sunday, or legal holiday, until 11:59 p.m. on the first business day following such 45th day) (such period, the "Forty-five Day Period"), any of the following occur, Purchaser shall have the right to terminate this Contract by delivering written notice thereof to Seller prior to the end of the Forty-five Day Period (the "Forty-five Day Termination Right"), provided Purchaser agrees to deliver such notice to Seller promptly after the occurrence of such event:

            (i)    Purchaser's environmental consultants determine that the Property is contaminated with Hazardous Materials, the cost to remediate same is reasonably estimated to be in excess of $125,000 by Purchaser's environmental consultant, Purchaser delivers to Seller a copy of such determination and estimate and the consultant's report within thirty-five (35) days after the Effective Date, the contamination occurred after September 14, 1999, and Seller elects not to remediate the Hazardous Materials to Purchaser's reasonable satisfaction or is unable to remediate or fails to remediate the Hazardous Materials to Purchaser's reasonable satisfaction prior to the end of the Forty-five Day Period. Within ten (10) days after Seller receives the environmental consultant's determination and report showing existence of Hazardous Materials on the Property, Seller will deliver written notice of whether Seller elects to attempt to remediate the contamination. Even if Seller elects to attempt to remediate, Seller may elect to terminate its remediation attempts, in which event Seller will give Purchaser prompt written notice thereof. If Purchaser exercises its Forty-five Day Termination Right in accordance with this paragraph, the Escrow Agent is hereby directed to return the Earnest Money to Purchaser, this Contract shall terminate as of the date of Purchaser's notice, and the parties shall have no further rights or obligations under this Contract, save and except for those obligations and liabilities which expressly survive the termination of this Contract. If Purchaser fails to exercise timely its Forty-five Day Termination Right, Purchaser shall be deemed to have waived its Forty-five Day Termination Right and Seller shall have no responsibility or obligations with respect to the matters described in this paragraph.

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          (f)    Delivery of Reports, etc.    If Purchaser terminates this Contract pursuant to any provision of this Contract or otherwise, Purchaser shall promptly deliver to Seller copies of the reports, surveys, test results, etc. obtained by Purchaser in connection with its due diligence concerning the Property. If Purchaser discovers a Material and Adverse Condition, Purchaser shall promptly deliver to Seller copies of the reports, surveys, tests, etc. which reflect or support the Material and Adverse Condition.

        11.    CONTRACTS AFFECTING THE PROPERTY.

          (a)    Terminable Contracts/Rejections of Terminable Contracts.    At such time (but no later than the 10th day after the Effective Date) as Seller, in good faith, believes that it has delivered to Purchaser all contracts affecting the Property that are terminable by the delivery of notice and/or the payment of a specified fee ("Terminable Contracts"), Seller will so notify Purchaser in writing. Purchaser shall have fifteen (15) days thereafter to advise Seller of those Terminable Contracts which Purchaser desires to have terminated (the "Terminable Contract Notice", and the Terminable Contracts covered thereby, the "Rejected Terminable Contracts"). Purchaser shall be deemed to have accepted and, at Closing, will assume each Terminable Contract, other than the Rejected Terminable Contracts. If Purchaser fails to forward the Terminable Contract Notice within the required 15-day period, Purchaser shall be deemed to have assumed all Terminable Contracts. Seller shall forward notices of termination, at Closing, with respect to all Rejected Terminable Contracts. Purchaser acknowledges that a Rejected Terminable Contract shall not be deemed terminated until the required days of notice, if any, are given to the vendor thereunder and that Seller will not be required to give termination notices until the Closing Date. Purchaser will be responsible only for any payments which become due for the thirty (30) day period following Closing under all Rejected Terminable Contracts solely by reason of the passage of the required notice period and Seller agrees to be responsible for any such payments which are required to be paid for the period in excess of the first thirty (30) days (which obligation shall expressly survive Closing).

          (b)    Accepted Contracts.    All contracts listed on Exhibit M (other than the Rejected Terminable Contracts) shall be assigned to Purchaser at Closing. If any fee is payable in connection with the assignment of such contract, Purchaser shall be responsible for the payment of such fee.

        12.    ADDITIONAL COVENANTS.    In addition to the other covenants set forth in this Contract, Seller and/or Purchaser, as applicable, agree to comply with the following covenants:

          (a)    Operation of the Property.    After the Effective Date until the Closing Date, Seller shall (1) operate the Property in the same manner as the Property has been operated; and (2) maintain the Property in the same condition and in the same manner as existed on the Effective Date, ordinary wear and tear and casualty loss excepted.

          (b)    No Further Leases.    Seller shall not enter into any other leases affecting the Property.

          (c)    No Further Encumbrances.    Seller shall not further encumber the Property or allow an encumbrance upon the title to the Property, or modify the terms or conditions of any existing leases, contracts or encumbrances, if any, except for the CSL Lease, without the written consent of Purchaser.

          (d)    Re-zoning of Property.    Seller (i) understands that Purchaser may choose to seek changes in zoning for part or all of the Undeveloped Land, (ii) agrees to cooperate, and to not oppose or interfere, with (A) the initial (but not subsequent) attempt by Purchaser to change the zoning of the Undeveloped Land or any portion thereof to allow residential development as well as development for office, retail or hotel purposes (but for no other purposes), or (B) any necessary zoning change to allow for the development of the Minerals to be conveyed to Purchaser

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  hereunder, subject to Section 12(i) below, and (iii) agrees to promptly execute any documents necessary to accommodate any such zoning change pursued by Purchaser. The obligations under this paragraph shall survive the Closing of this Contract. The zoning contemplated by this paragraph shall not be a condition precedent to the closing of this Contract.

          (e)   Intentionally Deleted.

          (f)    Intentionally Deleted.

          (g)    Kirkwood Boulevard and T.W. King Road.    The Property includes the two (2) tracts of real property consisting of approximately 2.638 acres and 2.519 acres used by Seller as private roadways and which were formerly known and used as portions of Kirkwood Boulevard and T.W. King Road. Such tracts of the property previously used as public roadways and subsequently abandoned are depicted on Exhibit A-3 attached hereto and described on Exhibit H attached hereto and are herein collectively referred to as the "Roadway Land". In addition, there is a portion of the Undeveloped Land consisting of approximately 11.12 acres (as shown on the Overall Site Map) which will be conveyed to Purchaser at Closing and is described on Exhibit I attached hereto on which is located a completed portion of a roadway which is currently private but which has been designed so that it could become a portion of Kirkwood Boulevard, and is herein referred to as "Future Public Boulevard." After Closing, Purchaser intends to work with the City to cause the Roadway Land and the Future Public Boulevard to become public roadways utilizing the names Kirkwood Boulevard and T.W. King Road or such other names (not including the name of Sabre Holdings Corporation or its affiliates) that are approved by the City and Purchaser (the "Required Conversion"). Seller will fully cooperate with Purchaser and the City (at no expense to Seller other than with regard to clauses (iv) and (v) below) in connection with the Required Conversion, including, but not limited to, (i) consenting to the Required Conversion in public hearings and elsewhere, (ii) publicly supporting and, if permitted under applicable law, joining in an application for the Required Conversion, (iii) executing such other documents as are reasonably necessary to cause the Required Conversion to occur, (iv) after the Required Conversion, at Seller's sole cost and expense, removing all security gates that restrict the use of the Roadway Land as public roadways through the Property, and (v) within a reasonable amount of time following the request of the City, at Seller's sole cost and expense, restoring the Roadway Land to the condition that the City currently requires for public roadways. Notwithstanding the preceding sentence, (i) at Seller's sole option, the Roadway Land and Future Public Boulevard may remain private roadways until the earlier of (A) the date all of Seller's employees have vacated the Southlake Building, (B) Purchaser or its successors have commenced construction of the roads or other infrastructure on the Undeveloped Land, (C) January 1, 2008, or (D) the City requires the Roadway Land and Future Public Boulevard be publicly dedicated as a condition to re-platting or re-zoning the Undeveloped Land, (ii) Seller and its employees, agents, guests and contractors shall have the right of free and unimpeded access over and across the Roadway Land and Future Public Boulevard until such time (if ever) that the Required Conversion occurs, which right shall survive Closing and shall run with the land (the "Access Right"), and (iii) Purchaser and its employees, agents, guests and contractors shall have the right of free and unimpeded access over and across the Roadway Land and Future Public Boulevard (even though Seller has exercised its option in clause (i) to keep same private roadways).

          (h)    Obelisk.    A purple obelisk currently exists on a portion of the Developed Land located within the area that is enclosed by walls in and around the Kirkwood Boulevard Interchange Maintenance Area (the "Obelisk"). At Closing, Seller hereby releases any rights it has with respect to the Obelisk, including, but not limited to, any right Seller has to remove the Obelisk or to redesign or in any way modify the Obelisk or to participate in the redesigning or modification of the Obelisk.

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          (i)    Minerals.    Purchaser and its mineral lessees will be prohibited from engaging in drilling or mining operations for Minerals on the surface of the Excluded Tracts or within 600 feet from the exterior wall of any of the commercial buildings (excluding any buildings used for parking of motor vehicles) currently located on the Headquarters Tract, but not from drilling operations for Minerals underneath the Excluded Tracts so long as those operations utilize "horizontal drilling" or "directional drilling" from well locations which are not on the Excluded Tracts or within such 600 foot zone. In addition, Purchaser and its mineral lessees will be prohibited from operating a compressor station anywhere on the Property or the Excluded Tracts, unless the following requirements are met: (i) hospital mufflers must be installed, (ii) all compressors must be placed in a building which will be insulated with sound batting so that the noise decibels do not exceed 70 decibels at 300 feet from the compressor station, (iii) all exhaust from any compressor must pass through a hospital muffler at the surface, (iv) "noise walls" must be installed to inhibit and reduce the noise level resulting from compressor operations, and (v) the compressor station may not be located within 600 feet from the exterior wall of any of the commercial building(s) (excluding any buildings used for parking of motor vehicles) currently located on the Headquarters Tract. Other than restrictions which are currently imposed by the City under Ordinances 480-YY and 880, and which may be imposed by the City or other governmental entities in the future, there will be no other restrictions on surface drilling or mining on, in or under any other portion of the Property. Seller hereby reserves the Retained Mineral Interest. In the event Seller owns less than 100% of the Minerals on, in and under the Excluded Tracts, the Retained Mineral Interest will be proportionately reduced by the percentage interest in the Minerals drilled or mined on, in or under the Excluded Tracts that are owned by Seller and are conveyed to Purchaser (for example, if Seller owns and conveys to Purchaser an 80% interest in the Minerals under the Excluded Tracts [because 20% of the Minerals have been previously reserved by a third party unrelated to Seller], then the Retained Mineral Interest would be reduced to a 15.14% non-participating royalty interest in the Minerals under the Excluded Tracts). Purchaser will have the authority to pool the Retained Mineral Interest, provided if Purchaser does pool the Retained Mineral Interest, Purchaser must pool as to all of the Excluded Tracts, and not just a portion of the Excluded Tracts.

          (j)    Lease.    On the date of Closing, Seller, as tenant, shall enter into the lease with Purchaser, as landlord, covering the Southlake Building which shall be in the form of Exhibit C attached hereto.

          (k)    Kirkwood Boulevard Interchange.    Seller and Purchaser agree that (i) Purchaser (or its successors or assigns) will have control over and provide the maintenance and repairs for the Kirkwood Boulevard Interchange Maintenance Area, and (ii) Seller will remain responsible for one-half of the maintenance and repair costs pertaining to the Kirkwood Boulevard Interchange Maintenance Area only until the earlier of (A) the Lease is terminated, or (B) Seller has removed all of its employees from the Southlake Building and a new tenant or subtenant occupies all of the Southlake Building. Seller agrees that its identification sign currently located in the Kirkwood Boulevard Interchange Maintenance Area shall comply with all City ordinances and shall not be enlarged by Seller. Purchaser agrees that such sign may remain in the Kirkwood Boulevard Interchange Maintenance Area so long as Seller is paying one-half of the maintenance and repair costs pertaining to the Kirkwood Boulevard Interchange Maintenance Area.

          (l)    Restrictions on Parking Knob.    Attached hereto as Exhibit B-4 is a legal description of a portion of the Headquarters Tract consisting of approximately 4.34 acres which Seller is retaining (the "Parking Knob"). At Closing, a deed restriction will be recorded against the Parking Knob by Seller so that the Parking Knob may only be improved with parking and landscaping to serve the buildings on the Headquarters Tract (but which will not be used for general office purposes (the "Parking Knob Restriction")), which Parking Knob Restriction shall automatically terminate after ten (10) years.

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          (m)    Restrictions on Office Knob.    Attached hereto as Exhibit B-5 is a legal description of a portion of the Headquarters Tract consisting of approximately 0.63 acres which Seller is retaining (the "Office Knob"). Seller covenants with Purchaser that it will not construct a building on the Office Knob or on the adjacent land within thirty (30) feet of the Office Knob (defined herein as the "Adjacent Land") (or on a combination of the Office Knob or Adjacent Land) except for a building which is 40,000 square feet or less in size and which may be used only as an employee fitness center, and/or a server room, and/or as a marketing, demonstration and training facility for Seller's customers and employees, and which shall not be used for office space or otherwise used to house employees or contract workers, temporarily or permanently, except that the building may house employees involved specifically with the employee fitness center, and/or server room, and/or the marketing/demonstration/customer and employee training function described above, which number of employees is estimated at twelve (12) to fifteen (15); provided, however, if such building is less than 20,000 square feet in size, the covenant set forth in this sentence shall not apply to such building. The foregoing covenant will survive the Closing until the first to occur of (a) a period of ten (10) years from the date of Closing, or (b) the date when Seller sells the Headquarters Tract to (i) a third party that does not directly or indirectly own or control Seller, or (ii) any third party that is not owned or directly or indirectly controlled by Seller, and in either case Seller vacates the buildings located thereon. If Seller breaches or threatens to breach the foregoing covenant, then notwithstanding anything contained in Section 16(a) of this Contract to the contrary, Purchaser may thereafter pursue all remedies available to it, either at law or in equity, including, but not limited to, injunctive relief, without the need to file any bond with any court of competent jurisdiction. In addition, a deed restriction will be recorded against the Office Knob by Seller which provides that no building can be constructed either wholly or partially on the Office Knob unless such building conforms with the provisions of this paragraph, including the termination provisions (the "Office Knob Restriction").

          (n)    Restrictions on Pond Tract.    At Closing, a deed restriction will be recorded against a portion of the Pond Tract by Seller (which portion shall be reasonably acceptable to Seller and Purchaser), requiring it be used only to provide irrigation water for landscape on the Excluded Tracts and for no other purpose (the "Pond Restriction"), which Pond Restriction shall automatically terminate after ten (10) years

        13.    REPRESENTATIONS OF PURCHASER.

          (a)    Authority; Binding Nature of Contract.    The execution and delivery by Purchaser of, and Purchaser's performance under, this Contract are within Purchaser's powers. This Contract constitutes the legal, valid and binding obligation of Purchaser enforceable in accordance with its terms, subject to Applicable Laws applicable to creditor's rights generally. Purchaser has obtained all necessary approvals and resolutions in order to consummate the purchase of the Property in accordance with the terms of this Contract.

          (b)    No Effect on Other Agreements.    Neither the execution and the delivery of this Contract, nor the consummation of the transactions contemplated hereby, will (i) violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Purchaser is subject or any provision of the Purchaser's formation documents, or (ii) conflict with, result in a breach or constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Purchaser is a party or by which it is bound or to which any of its business assets is subject, except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, or failure to give notice, would not have a material adverse effect on the financial condition of Purchaser taken as a whole or on the ability of the parties to consummate the transactions contemplated by this Contract.

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          (c)    Litigation; No Adverse Conditions.    There are no judicial or other adversarial proceedings either pending, or to the knowledge of Purchaser, threatened or anticipated before any court or governmental or administrative body or agency affecting Purchaser's ability to consummate the transaction contemplated by this Contract.

        14.    CASUALTY LOSS.    All risk of loss to the Improvements shall remain upon Seller prior to the Closing. If, prior to the Closing, the Improvements suffer Material Damage by fire or other casualty, Purchaser may either terminate this Contract by written notice to Seller or proceed to Closing. If Purchaser elects to terminate, then the Earnest Money shall be returned to Purchaser and Purchaser and Seller shall be relieved of any further obligations hereunder, save and except for those obligations which survive the termination of this Contract. If Purchaser elects to proceed to Closing, despite said Material Damage, there shall be no reduction in the Purchase Price (other than the deductible applicable to Seller's insurance clause), and Seller shall assign to Purchaser Seller's right, title and interest in and to all insurance proceeds resulting or to result from said damage or destruction. If, prior to the Closing, the Improvements are damaged by fire or other casualty and the damage does not constitute Material Damage, Seller shall, at Seller's option, either repair the same prior to Closing, at Seller's expense, or reimburse Purchaser for the cost of repairing the same by assigning any insurance proceeds resulting therefrom to Purchaser and paying Purchaser the amount of the deductible under Seller's insurance policy or by allowing Purchaser to deduct such cost from the cash payable to Seller at the Closing. If the extent of damage or the amount of insurance proceeds to be made available is not able to be determined prior to the Closing Date specified below, or the repairs are not able to be completed prior to said date, either party, by written notice to the other, may postpone the date of the Closing Date (and only the Closing Date) to such date as shall be designated in such notice, but not more than thirty (30) days after the Closing Date specified below.

        15.    CLOSING.

          (a)    Closing Date.    The closing of the transaction described in this Contract (the "Closing") shall be held (i) on or before the thirty-fifth (35th) day following the expiration of the Forty-five Day Period, provided, however, if such thirty-fifth (35th) day is a Saturday, Sunday or holiday, then the Closing shall be held on the next occurring business day, or (ii) upon the agreement of Seller and Purchaser, any time prior to the expiration of the Forty-five Day Period (such date of Closing, the "Closing Date"). Notwithstanding the preceding sentence, by delivery of written notice to Seller delivered no later than the end of the Forty-five Day Period, Purchaser may elect to extend the Closing Date by up to forty-five (45) days.

          (b)    Seller's Closing Documents.    At the Closing, Seller shall deliver to Purchaser the Property and, at Seller's sole cost and expense, the following ("Seller's Closing Documents"):

            (i)    a duly executed Special Warranty Deed in the form of Exhibit D attached hereto executed by Seller, conveying the Property in fee simple according to the legal description prepared by the surveyor as shown on the Surveys of the Property, and conveying the Minerals on and under the Headquarters Tract, subject only (i) to the Permitted Exceptions, (ii) the Retained Mineral Interest, (iii) the restrictions set out in the first two sentences of Subsection 12(i) above, and (iv) the Access Right set out in the last sentence of Subsection 12(g);

            (ii)   Intentionally Deleted;

            (iii)  two multiple originals of the non-foreign certificate in the form of Exhibit F attached hereto executed by Seller;

            (iv)  a general assignment executed by Seller assigning to Purchaser (without warranty) the contracts set out in Exhibit M (other than the Rejected Terminable Contracts) and all warranties on any equipment or building systems in the Improvements in the form of Exhibit E attached hereto (the "General Assignment");

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            (v)   at Seller's expense, the Title Policies issued by the Title Company and Chicago, each in an amount equal to one-half of the Purchase Price insuring that Purchaser has indefeasible fee simple title to the Developed Land, the Undeveloped Land and the Improvements, subject only to the Permitted Exceptions, and dated as of the date the Special Warranty Deed is recorded. Purchaser, at its expense, may obtain an amendment of the survey exception or other endorsements thereto;

            (vi)  two (2) multiple originals of the Lease executed by Seller;

            (vii) Intentionally Deleted;

            (viii) evidence reasonably satisfactory to Purchaser of Seller's authority and capacity to close this transaction;

            (ix)  the originals (to the extent in Seller's possession) of all copies of documents delivered by Seller to Purchaser pursuant to Section 6 above;

            (x)   all other documents and funds as required by Title Company and Escrow Agent to close this transaction;

            (xi)  a deed restriction against the Excluded Tracts as set forth in the ninth recital clause of this Contract; and

            (xii) the Parking Knob Restriction, Office Knob Restriction, and Pond Restriction executed by Seller in recordable form.

          (c)    Purchaser's Closing Documents.    At the Closing, Purchaser shall deliver to Seller the following ("Purchaser's Closing Documents"):

            (i)    the Purchase Price (the Earnest Money being applied thereto), in immediately available funds;

            (ii)   evidence reasonably satisfactory to Seller of Purchaser's authority and capacity to close this transaction;

            (iii)  two multiple originals of the General Assignment executed by Purchaser;

            (iv)  Intentionally Deleted;

            (v)   two multiple originals of the Lease executed by the Purchaser; and

            (vi)  all other documents and funds as required by the Title Company and Escrow Agent to close this transaction.

          (d)    Prorations and Closing Costs.

            (i)    Subject to the remaining provisions of this paragraph, all revenues and expenses (inclusive of ad valorem taxes) of the Property shall be prorated as of the Closing Date (i.e., with respect to ad valorem taxes attributable to the period prior to Closing, Purchaser shall receive a credit for same and Purchaser will be responsible for ad valorem taxes attributable for the period from and after Closing).

            (ii)   Insurance will not be prorated as Purchaser will acquire its own insurance for the Property.

            (iii)  Estimated Expenses.    If Seller and Purchaser include any estimated expenses within their Closing calculations (the "Estimated Expenses"), then, within ninety (90) days after Closing, Seller and Purchaser will agree upon the actual amount of the Estimated Expenses (the date on which the Seller and Purchaser so agree is herein referred to as the "Agreed Date"). If the actual amount of the expenses included in the Estimated Expenses exceed the

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    Estimated Expenses included in Seller's and Purchaser's closing calculations, then Purchaser will, within thirty (30) days after the Agreed Date, pay to Seller the amount of such excess. If the Estimated Expenses included in the parties' Closing calculations exceeds the actual amount of the expenses included in such Estimated Expenses, then Seller will, within thirty (30) days after the Agreed Date, pay to Purchaser the amount of such excess.

            (iv)  Escrow Fees.    Purchaser and Seller shall each pay one-half of the usual and customary escrow fee charged by Escrow Agent. This paragraph shall survive the Closing.

            (v)   Rollback Taxes.    If Purchaser's acquisition of the Property results in the assessment of additional taxes for periods prior to Closing, such additional taxes shall be the obligation of Seller and such obligation shall survive Closing.

            (vi)  Responsibility for Taxes and Similar Amounts.    Purchaser shall pay, and shall indemnify Seller for, all sales taxes, use taxes, gross receipts taxes, value added taxes, excise taxes, real estate transfer taxes, recordation taxes, documentary taxes, stamp taxes, and other similar taxes, charges, fees, levies, or other assessments (including, but not limited to, interest, penalties and similar additions to tax) arising from Purchaser's acquisition of the Property pursuant to this Contract ("Transfer Taxes"), specifically excluding any tax liability of Seller in connection with its ownership of the Property.

        16.    DEFAULT.

          (a)    Seller's Default.    Subject to paragraph (c) of this Section, if (i) Seller shall fail to consummate the transaction described in this Contract for any reason except Purchaser's default, (ii) Seller shall breach in any material respect any of its obligations hereunder, or (iii) any of Seller's representations or warranties contained in this Contract shall be misrepresented, inaccurate or untrue and same constitutes a Material Misrepresentation or Willful Misrepresentation, Seller shall be in default and Purchaser may, as its sole and exclusive remedy, either (1) enforce specific performance of this Contract in an appropriate court of law; or (2) terminate this Contract, in which event the Earnest Money shall be delivered to Purchaser.

          (b)    Purchaser's Default.    Subject to paragraph (c) of this Section, if (i) Purchaser shall fail to consummate this Contract for any reason, except (1) Seller's default or (2) the termination of this Contract by Purchaser pursuant to a right to terminate given herein, (ii)  Purchaser shall breach in any material respect any of its obligations hereunder, or (iii) any of Purchaser's representations or warranties contained in this Contract shall be misrepresented, inaccurate or untrue and same constitutes a Material Misrepresentation or Willful Misrepresentation, Purchaser shall be in default and Seller may, as its sole and exclusive remedy, (A) terminate this Contract and (B) receive the Earnest Money.

The Earnest Money to be delivered to Seller shall be delivered or paid to Seller by federal wire transfer pursuant to wiring instructions supplied by Seller. Purchaser acknowledges that the amount of damages that Seller would incur as a result of Purchaser's failure to close this transaction or upon the occurrence of a material default or Willful Misrepresentation are uncertain and difficult, if not impossible, to determine and Seller and Purchaser have established the amount of liquidated damages set forth above as a reasonable forecast thereof and not as a penalty.

          (c)    Waiver of Defaults.    Upon the Closing of this transaction (including, without limitation payment of the Purchase Price to Seller), each of Purchaser and Seller shall be deemed to have waived all defaults and breaches of the other hereunder that are known to the waiving party on the Closing Date.

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        17.    MISCELLANEOUS PROVISIONS.

          (a)    Confidentiality.

            (i)    Each of Seller and Purchaser shall keep the terms, conditions and provisions of this Contract confidential, unless Purchaser and Seller otherwise agree in writing. Seller expressly consents to Purchaser providing this Contract to any lender or prospective lender. Purchaser expressly consents to Seller providing this Contract to CSL and any parties related thereto, and agrees that Seller can reveal the terms hereof as legally required for public filings and disclosures.

            (ii)   If this Contract is terminated for any reason, Purchaser shall promptly return to Seller all of the documents and information theretofore delivered to Purchaser by Seller, including without limitation, the Due Diligence Documents, and any test results, reports and findings obtained by Purchaser pursuant to Section 10 hereof. At any time prior to the Closing Date, or at any time after this Contract is terminated, Purchaser shall not deliver any Due Diligence Documents theretofore delivered to Purchaser by Seller or otherwise obtained by Purchaser pursuant to Section 6 hereof, or otherwise knowingly transmit any of the information contained in any such Due Diligence Items, to any third party except Purchaser's counsel or other advisors or parties providing financing and then only if such individuals agree to be bound to the same burdens of confidentiality and non-disclosure as Purchaser. The covenants set forth in this Section 17(a) shall survive the termination or Closing of this Contract.

          (b)    Notices.    All notices and other communications required or permitted hereunder shall be in writing and shall be deemed delivered, whether received or not, on the date of actual receipt if delivered in person, or by messenger with receipt of delivery, or by nationally recognized overnight

19

  carrier, addressed as provided below or at such other address as a party hereto may specify by notice in compliance with the requirements of this paragraph:

To Seller:	c/o Maguire Partners Nine Village Circle Suite 500 Westlake, Texas 76262 Attention: Mr. Tom Allen Telephone: 817-430-0303 email: tom.allen@maguirepartners.com
With a copy to:	Thompson & Knight, LLP 1700 Pacific Ave. Suite 3300 Dallas, Texas 75201 Attention: Marc Myrin Telephone: 214-969-1166 email: marc.myrin@tklaw.com
and to:	Maguire Partners 1733 Ocean Avenue, Suite 400 Santa Monica, California 90401 Attention: Robert F. Maguire III Telephone: 213-613-4500 email: robert.maguire@maguireproperties.com
To Purchaser:	Sabre Inc. 3150 Sabre Drive Southlake, Texas 76262 Attention: Mr. Dean Sanderson Telephone: 682-605-1273 email: dean.sanderson@sabre.com
With a copy to:	Sabre Inc. 3150 Sabre Drive Southlake, Texas 76262 Attention: General Counsel's Office Telephone: 682-605-1193 email: sabre.legal@sabre.com
And a copy to:	J. Andrew Rogers Kelly Hart & Hallman LLP 201 Main Street, Suite 2500 Fort Worth, Texas 76102 Telephone: 817-878-3546 email: andy.rogers@khh.com

          (c)    Mutual Termination.    If this Contract is terminated by agreement of both parties at any time prior to Closing, the obligations of each party contained herein shall terminate, except that (1) Purchaser shall pay to repair to the extent practical any damage to the Property caused by Purchaser or its agents and shall pay to repair any damage to the Improvements, including any clean up of Hazardous Material on the Property deposited by Purchaser or its agents; and (2) Purchaser shall deliver to Seller any reports or documents in Purchaser's possession concerning the Property. The obligations of this paragraph shall survive the termination of this Contract.

20

          (d)    Attorneys' Fees.    The prevailing party in any legal proceeding brought under or with relation to this Contract or transaction shall be entitled to recover court costs, reasonable attorneys' fees, and all other litigation expenses from the non-prevailing party.

          (e)    Real Estate Commissions.    Seller, at its sole cost and expense, agrees to pay to Weston Commercial Realty (hereinafter called "Seller's Agent") any commission due to Weston Commercial Realty pursuant to this transaction. Purchaser hereby represents and warrants to Seller that it has not authorized any broker, agent or finder to act on its behalf in connection with the sale and purchase contemplated by this Contract, and agrees to indemnify and hold Seller harmless from and against any and all claims, losses, damages, costs or expenses of any kind or character arising out of or resulting from any agreement, arrangement or understanding between Purchaser and any broker acting on its behalf in connection with this Contract. Seller agrees to indemnify and hold Purchaser harmless from and against any and all claims, losses, damages, costs or expenses of any kind or character arising out of or resulting from any agreement, arrangement or understanding between Seller and Seller's Agent in connection with this Contract, and represents to Purchaser that it has not authorized any broker, agent or finder other than Seller's Agent to act on its behalf in connection with the sale and purchase contemplated by this Contract. Notwithstanding anything to the contrary contained herein, this paragraph shall survive the Closing or any earlier termination of this Contract.

          (f)    Integration.    This Contract contains the complete agreement between the parties with respect to the Property and cannot be varied except by written agreement. The parties agree that there are no oral agreements, understandings, representations or warranties signed by the parties which are not expressly set forth herein.

          (g)    Binding Effect.    This Contract shall inure to the benefit of and bind the parties hereto and their respective heirs, legal representatives, successors and assigns.

          (h)    Time of the Essence.    Time is of the essence of this Contract and each provision hereof. Strict compliance with the times for performance is required. The parties acknowledge that each will be relying upon the timely performance by the other of its obligations hereunder as a material inducement to each party's execution of this Contract.

          (i)    Business Day.    If any date of performance hereunder falls on a Saturday, Sunday or legal holiday, such date of performance shall be deferred to the next day which is not a Saturday, Sunday or legal holiday.

          (j)    Venue.    This Contract shall be construed under and governed by the laws of the State of Texas, and unless otherwise provided herein, all obligations of the parties created hereunder are performable in Tarrant County, Texas.

          (k)    Severability.    In case any one or more of the provisions contained in this Contract shall for any reason be held to be invalid, illegal, or unenforceable in any respect, by a court of competent jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and this Contract shall be construed as if such invalid, illegal, or unenforceable provision is severed and deleted from this Contract.

          (l)    Further Assurances.    Each party hereto agrees that upon the request of the other party, it will, from time to time, execute and deliver to the other party all such instruments and documents of further assurances or otherwise, and will do any and all such acts and things, as may reasonably be required to carry out its obligations hereunder and to consummate the transactions contemplated hereby and the purpose and intent hereof.

21

          (m)    Construction.    No provision of this Contract shall be construed by any judicial authority against either Seller or Purchaser by reason of any such party being deemed to have drafted or structured such provision.

          (n)    Counterparts.    This Contract may be executed in a number of identical counterparts. Each such counterpart is deemed an original for all purposes and all such counterparts shall, collectively, constitute one agreement, but, in making proof of this Contract, it shall not be necessary to produce or account for more than one counterpart.

          (o)    Surviving Liability and Obligations.    Notwithstanding any provisions to the contrary herein contained, (i) all indemnity obligations shall survive the termination of this Contract for the period herein stated, (ii) all covenants which, by their nature, are performable after Closing shall survive the termination of this Contract, and (iii) all liabilities which accrue prior to the termination of this Contract shall survive the termination of this Contract.

          (p)    Gender; Number.    Unless the context requires otherwise, all pronouns used in this Contract shall be held and construed to include the other genders, whether used in the masculine, feminine or neuter gender, and words in the singular number shall be held and construed to include the plural, and words in the plural shall be held and construed to include the singular.

          (q)    Exhibits.    The following Exhibits are attached hereto, incorporated herein, and made a part hereof for all purposes:

      Exhibit A-1—Legal Description of Southlake Building Land
      Exhibit A-2—Legal Description of Parking Land
      Exhibit A-3—Overall Site Map
      Exhibit B—Legal Description of Remaining Land
      Exhibit B-1—Headquarters Tract
      Exhibit B-2—8.95 Acre Pond Tract
      Exhibit B-3—Undeveloped Land
      Exhibit B-4—4.34 Acre Parcel of Headquarters Tract (Parking Knob)
      Exhibit B-5—0.63 Acre Parcel of Headquarters Tract (Office Knob)
      Exhibit C—Lease
      Exhibit D—Special Warranty Deed
      Exhibit E—General Assignment
      Exhibit F—FIRPTA Certificate
      Exhibit G—Intentionally Deleted
      Exhibit H—Legal Description of Roadway Land
      Exhibit I—Legal Description of Future Public Boulevard
      Exhibit J—Existing, Pending, or Threatened Litigation
      Exhibit K—Notices of Violations of Applicable Laws
      Exhibit L—Intentionally Deleted
      Exhibit M—List of Contracts
      Exhibit N—Intentionally Deleted
      Exhibit O—Kirkwood Boulevard Interchange Maintenance Area

          (r)    Contract as Offer.    The execution of this Contract by the first party to do so constitutes an offer to purchase or sell the Property. Unless the other party signs this Contract within three (3) days from the date of execution of this Contract by the party first to sign, the offer shall be deemed withdrawn and this Contract shall be of no force or effect.

          (s)    Assignment.    Purchaser shall have the right, upon written notice to Seller, to assign this Contract or any of its right, title or interest to acquire all or any portion of the Property under this Contract to any Affiliate (as hereinafter defined) of Purchaser without the Seller's consent, and

22

  Purchaser may, without the consent of Seller, directly or collaterally assign this Contract to a third party lender for the purpose of securing the Loan (as defined in Section 18 of this Contract). For purposes of this subsection, the term "Affiliate" shall mean any partner of Purchaser, any entity which directly or indirectly controls Purchaser, any person that directly or indirectly controls Purchaser, or any entity controlled directly or indirectly by Robert F. Maguire, or any entity in which Robert F. Maguire owns at least a 25% direct or indirect interest (provided Mr. Maguire also controls voting of such entity).

        18.    CONTINGENCY.    Purchaser acknowledges that Seller does not currently own the Property but Seller agrees to use its commercially reasonable and diligent efforts (including exercising any remedies available to it under the CSL Lease to compel CSL's performance) to acquire it at or prior to Closing from CSL, the current owner. In the event Seller does not acquire the Property at or prior to Closing for any reason other than Seller's breach of its obligations under the previous sentence, then Closing shall be automatically extended for up to ninety (90) days (with Closing to occur two (2) business days after such acquisition), and in the event Seller has not acquired the Property by the expiration of such 90-day period, same shall not be a default by Seller hereunder, but at the option of either party (to be exercised by written notice delivered to the other party, Escrow Agent and Rattikin at any time prior to CSL's delivery of a deed of the Property to Seller), this Contract shall terminate, all Earnest Money shall immediately be returned to Purchaser, Seller shall pay to Purchaser a sum of money equal to (i) the interest Purchaser actually paid to its lender on any funds borrowed by Purchaser (not to exceed $80,000,000 and actual closing costs) on or after the originally scheduled Closing Date to acquire the Property (hereafter, such sum (not to exceed $80,000,000 and the reasonable, actual closing costs) is referred to as the "Loan," whether or not such sum is part of a larger transaction between Purchaser and its lender), less any income received or credited to Purchaser on the Loan (Purchaser agreeing to take commercially reasonable steps to cause to be invested the Loan proceeds immediately upon receipt) (the "Interest Differential"), plus (ii) all actual sums paid by Purchaser in connection with obtaining the Loan and re-paying the Loan to the lender (collectively, the sums set forth in clauses (i) and (ii) are defined as the "Reimbursement"), and thereafter the parties shall have no further rights or obligations one to the other hereunder except those that specifically survive termination as set forth herein. In the event this transaction closes but Closing has been delayed solely due to the failure of CSL to deed the Property to Seller at or prior to the originally scheduled Closing Date, Purchaser shall receive a credit against the Purchase Price in the amount of the Interest Differential. In the event Purchaser is entitled to the Reimbursement or a credit against the Purchase Price in the amount of the Interest Differential, Purchaser shall deliver written evidence reasonably satisfactory to Seller to establish such amounts.

        EXECUTED on the dates stated below.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
SIGNATURE PAGES IMMEDIATELY FOLLOW]

23

PURCHASER:
MAGUIRE PARTNERS-DALLAS, LTD., a California limited partnership
By:	Maguire Partners Solana, LLC, a California limited liability company, General Partner
	By:	Maguire Partners SCS, Inc., a California corporation, Manager
		By:	/s/ TOM ALLEN Tom Allen, Senior Vice President
	Dated:	9-7-06
SELLER:
SABRE INC., a Delaware corporation
By:	/s/ JEFFERY JACKSON
	Name:	Jeffery Jackson
	Title:	EVP & CFO
Dated:	9-6-2006

24

EXHIBIT A-1

SOUTHLAKE BUILDING LAND

[Exhibit A-1 consists of a metes and bounds description of the
Southlake Building Land that was not able to be converted to EDGAR]

EXHIBIT A-2

PARKING LAND

[Exhibit A-2 consists of a metes and bounds description of the
Parking Land that was not able to be converted to EDGAR]

EXHIBIT A-3

OVERALL SITE MAP

[Exhibit A-3 consists of a graphical depiction of the
Overall Site Map that was not able to be converted to EDGAR]

EXHIBIT B

REMAINING LAND

[Exhibit B consists of a metes and bounds description of the
Remaining Land Tract 1 and a metes and bounds description of the
Remaining Land Tract 2 that were not able to be converted to EDGAR]

EXHIBIT B-1

HEADQUARTERS TRACT

[Exhibit B-1 consists of a graphical depiction of the
Headquarters Tract that was not able to be converted to EDGAR]

EXHIBIT B-2

8.95 ACRE POND TRACT

[Exhibit B-2 consists of a graphical depiction of the 8.95 Acre Pond Tract that was not able to be converted to EDGAR]

EXHIBIT B-3

UNDEVELOPED LAND

[Exhibit B-3 consists of a graphical depiction of the
Undeveloped Land that was not able to be converted to EDGAR]

EXHIBIT B-4

4.34 ACRE PARCEL OF HEADQUARTERS TRACT (PARKING KNOB)

[Exhibit B-4 consists of a graphical depiction of the
4.34 Acre Parcel of Headquarters Tract (Parking Knob)
that was not able to be converted to EDGAR]

EXHIBIT B-5

0.63 ACRE PARCEL OF HEADQUARTERS TRACT (OFFICE KNOB)

[Exhibit B-5 consists of a graphical depiction of the
0.63 Acre Parcel of Headquarters Tract (Office Knob)
that was not able to be converted to EDGAR]

EXHIBIT C

LEASE

OFFICE LEASE AGREEMENT

Between

Landlord

And

SABRE INC.

Tenant

i

ii

EXHIBITS REFERENCE			FIRST REFERENCE
Exhibit A-1	—	Location of the Building	Lease of Premises
Exhibit A-2	—	Site Plan for Project	Lease of Premises
Exhibit A-3	—	Site Plan for Complex	Lease of Premises
Exhibit A-4	—	Legal Description of the Project	Lease of Premises
Exhibit B		Intentionally Deleted
Exhibit C	—	Janitorial Specifications	5.01E
Exhibit D	—	Intentionally Deleted
Exhibit E	—	Rules and Regulations	4.02
Exhibit F	—	Parking Agreement	16.22
Exhibit G	—	Intentionally Deleted
Exhibit H	—	Hazardous Substances	4.06A
Exhibit I	—	HVAC Specifications	5.01B
Exhibit J	—	Subordination, Non-Disturbance, and Attornment Agreement	12.02A

iii

OFFICE LEASE AGREEMENT

        THIS OFFICE LEASE AGREEMENT, (this "Lease") is made and entered into as of this        day of                   , 2006 (the "Effective Date"), by and between                        ("Landlord"), and SABRE Inc., a Delaware corporation ("Tenant"). This Lease includes this paragraph, the Lease of Premises, the Basic Lease Provisions, the Supplemental Lease Provisions, a table of contents, a table of exhibits, and the exhibits listed in the table of exhibits.

RECITALS

        1.     Contemporaneously with the execution of this Lease and pursuant to that certain Agreement to Sell and Purchase dated                        , 2006 executed by Maguire Partners-Dallas, Ltd. and assigned to Landlord, and Tenant (the "Purchase and Sale Agreement"), Landlord purchased from Tenant certain property, including a three and five story office building having an address of 1 East Kirkwood Boulevard, Southlake, Texas 76262 and located on the land more particularly described in Exhibit A-4 attached hereto (the "Building"). The Building is located in the mixed use complex known as "Solana" located in Southlake, Texas and Westlake, Texas (such mixed use complex hereinafter referred to as the "Complex").

        2.     As a condition to the closing under the Purchase and Sale Agreement, Purchaser required Seller to enter into this Lease covering the entire Building upon the terms and conditions contained herein.

        3.     Tenant acknowledges that Landlord has acquired the Building from Tenant pursuant to the terms of the Purchase and Sale Agreement and Tenant is under a legal obligation to enter into this Lease.

        4.     Tenant desires to fulfill its legal obligation to enter into this Lease.

        NOW THEREFORE, Landlord and Tenant enter into this Lease as of the Effective Date.

LEASE OF PREMISES

        In consideration of the mutual covenants herein, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, subject to all the terms and conditions hereinafter set forth, (i) all of the useable office area in the Building leased by Tenant (sometimes called the "Premises") as shown on the drawing attached hereto as Exhibit A-1. The Building, the structured and surface parking which serve the Building (all such parking facilities are herein collectively referred to as the "Parking Facilities" and are more particularly shown on the drawing attached hereto as Exhibit A-1 attached hereto), all improvements and appurtenances to the Building and the land on which the Building, the Parking Facilities, improvements and appurtenances are situated, are part of the "Project", the location of which is outlined on the site plan attached hereto as Exhibit A-2. The Complex is outlined on Exhibit A-3, attached hereto. The land of which the Project is a part is more particularly described in Exhibit A-4 attached hereto.

BASIC LEASE PROVISIONS

1.	Addresses:	1 East Kirkwood Boulevard Southlake, Texas 76262
2.	Premises:
	Rentable Area:	375,057 square feet.
	Parking Spaces:	See attached Exhibit A-1.
3.	Rent:	Six Million Two Hundred Thousand ($6,200,000) annually, payable in equal monthly installments of Five Hundred Sixteen Thousand Six Hundred Sixty Six Dollars and Sixty Seven Cents ($516,666.67).
4.	Term of this Lease:	Five (5) Years
	Commencement Date for Payment of Rent:	Effective Date of Lease
	Expiration Date:	5 years from Effective Date of Lease.
5.	Security Deposit:	None.
6.	Tenant's Broker:	Weston Commercial Realty, 4333 Amon Carter Boulevard, MD 5317, Fort Worth, Texas 76155.
7.	Permitted Use:
General office use with a cafeteria for use by Tenant, its employees and invitees, a call center that shall comprise not more than twenty percent (20%) of the Building, as well as an office location from which Tenant is able to render services and merchandise as is typically rendered by other businesses that are substantially similar to the business of Tenant, subject to the restrictions and limitations contained in Article 4 of this Lease.

8.	Addresses for notices due under this Lease:
Landlord:
Nine Village Circle, Suite 500 Westlake, Texas 76262 Attention: Tom Allen Facsimile No. 817-430-8750
With a copy to:
1733 Ocean Avenue, Suite 400 Santa Monica, California 90404 Attention: General Counsel Facsimile No. (213) 687-4758
Tenant: SABRE INC. 3150 Sabre Drive Southlake, Texas 76262 Attention: Vice President of Corporate Real Estate e-mail: Dean.Sanderson@sabre-holdings.com Facsimile No. (682) 605-7253
And a copy to:
SABRE INC. 3150 Sabre Drive Southlake, Texas 76262 Attention: General Counsel Facsimile No. (682) 606-9193

Each reference in this Lease to any of the Basic Lease Provisions shall be construed to incorporate all of the terms provided under each such Basic Lease Provision.

SUPPLEMENTAL LEASE PROVISIONS

ARTICLE 1

TERM AND POSSESSION

SECTION 1.01    COMMENCEMENT.    The term of this Lease shall be for the period of time specified in Item 4 of the Basic Lease Provisions. The term shall commence on the Commencement Date set forth in Item 4 of the Basic Lease Provisions and shall expire, without notice to Tenant, on the Expiration Date specified in Item 4 of the Basic Lease Provisions, unless sooner terminated.

SECTION 1.02    LANDLORD REPRESENTATIONS AND COVENANTS REGARDING OCCUPANCY.    Landlord represents to Tenant that, on the Commencement Date, no entity or person, other than Tenant, its parent organization, its affiliates and their respective directors, officers, employees, agents, representatives and invitees, will have a right to occupy the Premises.

SECTION 1.03    SURRENDER OF THE PREMISES.

A.
Surrender.    Upon the expiration or earlier termination of this Lease, or upon the exercise by Landlord of its right to re-enter the Premises after default by Tenant without terminating this Lease, Tenant shall, upon written request from Landlord, immediately surrender the Premises and all keys or cards to the Premises to Landlord, in good order, condition and repair except for reasonable wear and tear, Landlord's repair obligations under Section 6.01A and events of casualty and condemnation, subject to Tenant's obligation to deliver to Landlord insurance proceeds pursuant to Section 7.01D.(b) below.

B.
Removal of Tenant Alterations and Tenant's FF&E.    Upon the expiration or earlier termination of this Lease or to the extent requested by Landlord after Landlord retakes possession of the Premises pursuant to Article 13, Tenant will remove (i) all Required Removals (as defined in Section 6.02E), and (ii) except as otherwise provided in Section 1.03C below, all of Tenant's FF&E (as defined in Section 6.02F), as well as any other Tenant personalty. Tenant shall, at its expense, promptly repair any damage caused by removal of any of the foregoing property and shall restore the Premises to their condition existing prior to the Commencement Date.

C.
Alterations, FF&E and other Property to Remain in the Premises.    With the exception of Required Removals and Tenant's FF&E and other personalty required to be removed under Section 1.03B, all Tenant Alterations, additions, and appurtenances made or installed by Tenant in the Premises which are attached to or built into the Premises, including, without limitation, ceilings, wallboard (sheet rock), built in cabinetry and furniture, floor coverings, wall coverings, draperies, paneling, molding, doors, plumbing systems, electrical systems, lighting systems, mechanical systems, the electronic security card readers, controllers and wiring to the security systems, and outlets for the systems mentioned above, outlets for all telephone, radio, telegraph and television purposes, cabling, and any special flooring or ceiling installations, shall be Tenant's property (and Tenant shall have an insurable interest therein), provided, however, all such property shall become the property of Landlord, and shall be surrendered to Landlord with the Premises as a part thereof, upon the expiration or earlier termination of this Lease. Tenant will not remove any such property from the Premises or modify or alter any such property during the existence of a Tenant default hereunder or after Landlord retakes possession of the Premises.

D.
Release and Waiver.    Upon the expiration or earlier termination of this Lease in accordance with the terms and provisions of this Lease, Tenant will, at the option of Landlord, execute a Release of Lease and Waiver of Claims, in recordable form and otherwise in a form reasonably acceptable to Tenant, containing Tenant's release of all its interest in the Premises, but, in any event, Tenant's interest in the Premises shall terminate upon the expiration or earlier termination of this Lease.

E.
Tenant's Failure to Surrender in Required Condition.    If Tenant fails to surrender the Premises in the condition aforesaid, then Landlord may, after ten (10) days written notice, perform Tenant's obligations, at Tenant's expense.

F.
Failure to Remove FF&E.    Any FF&E, personalty or trade fixtures left by Tenant in the Premises or the Building and which remain in or on the Premises for more than thirty (30) days after the expiration or earlier termination of this Lease in accordance with its terms and provisions shall be considered abandoned and Landlord may dispose of same in such manner as Landlord deems advisable without liability to Tenant.

G.
Cabling.    Upon the expiration or earlier termination of this Lease, Tenant shall not remove any cabling which exists as of the Commencement Date or which is installed by Tenant pursuant to plans approved by Landlord, provided, however, Landlord may require Tenant to remove any such cabling that was installed after the Commencement Date without Landlord approving the plans for such cabling.

SECTION 1.04    HOLDING OVER.    In the event Tenant, or any party under Tenant claiming rights to this agreement, retains possession of the Premises after the expiration or earlier termination of this Lease, such possession shall be an unlawful detainer, and no tenancy or interest in the Premises shall result from such possession; such parties continuing possession shall be subject to eviction and removal, and Tenant or any such party shall, during the period of the holdover, pay Landlord as rent for the period of such holdover an amount equal to one hundred twenty five percent (125%) of the Basic Rent and 100% of the Additional Rent that was payable during the month preceding the expiration or early termination. In addition to the payment of such rent, Tenant shall also pay and be responsible for any and all direct damages (including, without limitation, consequential damages, but excluding punitive and special damages) sustained by Landlord as a result of such holdover (including loss of a bona-fide tenant for the Premises). Without in any way limiting Landlord's remedies under this Lease, Landlord may seek forcible entry and detainer action to regain possession of the Premises. The rent during such holdover period shall be payable to Landlord on demand. No holding over by Tenant or payment of rent or damages shall operate to extend this Lease or create a new term for this Lease.

SECTION 1.05    AS IS/WHERE IS; NO WARRANTIES.    NOTWITHSTANDING ANYTHING TO THE CONTRARY EXPRESSED OR IMPLIED HEREIN, (I) TENANT ACCEPTS THE PREMISES IN THEIR AS IS, WHERE IS CONDITION WITH ALL DEFECTS, KNOWN OR UNKNOWN (SUBJECT, HOWEVER, TO LANDLORD'S OBLIGATIONS UNDER SECTION 4.06), (II) TENANT ACKNOWLEDGES THAT IT HAS BEEN IN OCCUPANCY OF THE PREMISES PRIOR TO THE COMMENCEMENT DATE AND THAT TENANT HAS HAD AND WILL HAVE UNLIMITED OPPORTUNITY TO INSPECT THE PREMISES, AND (III) TENANT ACKNOWLEDGES THAT LANDLORD MAKES NO WARRANTIES REGARDING THE PREMISES EXCEPT AS SPECIFICALLY PROVIDED IN THIS LEASE AND LANDLORD HEREBY EXPRESSLY DISCLAIMS THE IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR THEIR INTENDED COMMERCIAL PURPOSE. TENANT HAS HAD A FULL AND FAIR OPPORTUNITY TO INSPECT THE PREMISES AND FINDS THAT THE PREMISES SUIT TENANT'S PURPOSES. TENANT HAS KNOWLEDGE OF THE PREMISES AND WITH THIS KNOWLEDGE HAS VOLUNTARILY AGREED TO DISCLAIM THE IMPLIED WARRANTY OF SUITABILITY. BOTH LANDLORD AND TENANT HAVE EXPRESSLY BARGAINED FOR AND AGREED TO THIS DISCLAIMER. FOR AND IN CONSIDERATION OF THE EXECUTION OF THIS LEASE, LANDLORD AND TENANT AGREE THAT LANDLORD WOULD NOT HAVE SIGNED THIS LEASE BUT FOR THE WAIVER CONTAINED HEREIN, AND TENANT WAIVES ANY WARRANTY REGARDING THE PREMISES EXCEPT THOSE EXPRESSLY PROVIDED IN THIS LEASE.

ARTICLE 2

RENT

SECTION 2.01    BASIC RENT.

A.
Basic Rent.    Tenant shall pay as annual "Basic Rent" for the Premises the annual Basic Rent set forth in Item 3 of the Basic Lease Provisions. All Rent payments will be delivered to Landlord at such address as Landlord designates to Tenant in writing. If the term of this Lease commences on a day other than the first day of a calendar month, the Basic Rent for such partial month shall be prorated in the proportion that the number of days this Lease is in effect during such partial month bears to the number of days in that calendar month.

B.
Payment of Basic Rent.    Basic Rent and Additional Rent shall commence on the Commencement Date. The Basic Rent for the Premises shall be payable in monthly installments set forth in Item 3 of the Basic Lease Provisions, in advance, on the first day of each calendar month.

SECTION 2.02    ADDITIONAL RENT.

A.
Definitions.    For purposes of this Section 2.02, the following definitions shall apply:

1.
"Additional Rent" shall mean the amount of Operating Expenses, as defined in Section 2.02 A.2 hereof, for a particular calendar year, or portion thereof.

2.
"Operating Expenses" shall, subject to Section 2.02C below, mean the total of all actual costs, expenses, charges and disbursements incurred or paid by Landlord in connection with the management, operation, maintenance (including cleaning, protecting and servicing), and repair of the Building, Common Facilities and the Project for a particular calendar year or portion thereof as determined by Landlord in accordance with Generally Accepted Accounting Principles ("GAAP") consistently applied. Operating expenses shall include, without limitation, the following: (i) the cost of air-conditioning, electricity, heating, mechanical, ventilation and elevator systems and all other utilities and the cost of supplies and equipment and maintenance and service contracts in connection therewith, (ii) the cost of repairs, general maintenance, cleaning, trash removal, telephone service, janitorial service, light bulb and tube replacement, and supplies and security service (subject to Section 5.02 below), (iii) the cost of fire, extended coverage, boiler, sprinkler, apparatus, public liability, property damage, rent, earthquake and all other insurance required to be maintained or permitted to be obtained by Landlord under Section 7.04 below ("Insurance Premiums"), (iv) wages, salaries and other labor costs, including taxes, insurance, retirement, medical and other employee benefits of (1) employees of Landlord or any of its affiliates at the Complex, and (2) Landlord's vendors for the Project whose compensation includes reimbursement of all or some of such costs, (v) reasonable fees, charges and other costs related to the management of the Project, (vi) consulting fees, legal fees and accounting fees of all independent contractors engaged by Landlord or reasonably charged by Landlord if Landlord performs such services (including, without limitation, the management fee payable to the property manager, which shall not exceed three percent (3%) of gross revenues), (vii) the cost of supplying, replacing and cleaning employee uniforms, (viii) the Building's pro-rata share, of the cost of the property manager's offices in the Complex, provided such office is devoted to the management, operation, maintenance or repair of the Project and the Complex, the square feet of useable area of such office does not exceed 5,000 square feet, and the rent charged for such office will not exceed the rent generally charged by Landlord with respect to similar space (including size) in the Complex, (ix) the cost of business taxes and licenses and permits necessary or desirable for the Project, (x) all costs of operating, cleaning, maintaining, servicing and repairing the Parking Facilities and associated landscaped areas as well as any Common Facilities, (xi) all Real Property Taxes as hereinafter defined, (xii) any fees or charges imposed by any federal, state or local government for fire protection, police, trash or other similar governmental or quasi-governmental service which does not constitute a Real Property Tax, (xiii) landscaping, and (xiv) Cost Saving Capital Improvement Amortization, as hereinafter defined. Certain of the foregoing expenses may be incurred by Landlord for the Building in conjunction with one or more additional buildings in the Complex ("Shared Expenses") in which event, Operating Expenses will include the Building's pro-rata share of any such Shared Expenses, calculated as follows: the Building's pro-rata share of any category of Shared Expense shall be equal to the total of such Shared Expense category multiplied by a fraction, the numerator of which is the total Rentable Area in the Building and the denominator of which is the total Rentable Area of all buildings incurring such category of Shared Expenses.

  3.
  "Real Property Taxes" shall mean all taxes, assessments (special or otherwise) and charges levied upon or with respect to the Project and ad valorem taxes for any personal property used in connection therewith. Real Property Taxes shall include, without limitation, any tax, fee or excise taxes on the act of entering into this Lease, on the occupancy of Tenant, the rent hereunder (as the functional equivalent of an ad valorem tax and not any income tax payable by Landlord) or in connection with the business of owning and/or renting space in the Project which are now or hereafter levied, assessed or imposed or assessed against Landlord or the Building by the United States of America, any State or any political subdivision, public corporation, district or other political or public entity, and shall also include any other tax, assessment, fee or excise, however described (whether general or special, ordinary or extraordinary, foreseen or unforeseen) which may be levied, assessed or imposed in lieu of, as a substitute, in whole or in part, for or as an addition to, any other Real Property Taxes. Landlord may pay any such special assessments in installments when allowed by law, in which case, Real Property Taxes shall include any interest charged. Except as hereinafter provided, Real Property Taxes shall not include income, franchise, transfer, inheritance or capital stock taxes, unless, due to a change in the method of taxation, any of such taxes are levied, assessed or imposed against Landlord specifically in lieu of, or as a substitute, in whole or in part, for or as an addition to, any other tax which would otherwise constitute Real Property Taxes, including any such tax imposed in order to fund, in whole or in part, the cost of educating any residents of the State of Texas or to offset the loss of revenue to school districts or other governmental entities in the State of Texas, then Real Property Taxes shall include such tax. Real Property Taxes shall also include reasonable legal fees, costs and disbursements incurred in connection with proceedings to contest or reduce the amount of Real Property Taxes.

  4.
  "Cost Saving Capital Improvements" shall mean any equipment, device or other improvement which Landlord (i) acquired with commercially reasonable business judgment to achieve economies in the operation, maintenance and repair of the Project or the Building, (ii) acquired, constructed, modified or altered to comply with any Applicable Law, control or guideline pursuant to Section 5.05 below, or (iii) acquired, constructed, modified or altered to comply with any other governmental requirement enacted subsequent to the execution of this Lease and with respect to the Project or the Building, including without limitation, fire, health, and safety requirements. For any Cost Saving Capital Improvements which Landlord acquires in order to achieve economies in the operation, maintenance and repair of the Project or Building, the amortization of such Cost Saving Capital Improvements shall not exceed the estimated savings achieved by such Cost Saving Capital Improvements.

  5.
  "Cost Saving Capital Improvement Amortization" shall mean the amount determined by multiplying the actual cost of each Cost Saving Capital Improvement by the constant annual percentage (including interest at the rate paid by Landlord for Landlord's financing on the Project or if there is no financing on the Project, then at the rate of Two Hundred Fifty (250) basis points above the Ask Yield for Treasury Bonds and Notes as quoted from time to time in The Wall Street Journal or another reputable financial publication which quote reflects a bond or note maturing at the point in time which most nearly approximates the useful life of the Cost Saving Capital Improvement) required to fully amortize such cost over the useful life of the Cost Saving Capital Improvement (in accordance with GAAP). The Cost Saving Capital Improvement Amortization shall be allocated and charged to Tenant as an amount per square foot of Rentable Area of the Premises in accordance with consistent management practices.

B.
Intentionally Deleted.

C.
Operating Expense Exclusions.    The following shall be excluded from the definition of Operating Expenses as set forth in Section 2.02A2 above.

1.
expenses that are paid by Tenant to Landlord as a direct reimbursement under this Lease (and not as a payment of Additional Rent) and expenses that are paid by any other tenants of the Complex to Landlord as a direct reimbursement (and not as a payment of additional rent) under their respective leases with Landlord;

2.
costs of labor and materials, and contract costs, of other services directly and separately charged to other tenants or subtenants in the Complex, other than through operating expenses charged to such tenants and subtenants;

3.
costs incurred in connection with leasing, licensing or otherwise granting the right to use space in the Project, and the extension or renewal thereof, including without limitation, leasing commissions, brokerage or finder's fees, marketing costs, legal and consulting fees, advertising expenses, and payments, free rent, lease takeover obligations and other inducements;

4.
costs of constructing or renovating space for Tenant or any subtenants or space vacated by Tenant or subtenants;

5.
costs of utilities directly and separately charged to other tenants or subtenants in the Complex, other than through operating expenses charged to such tenants and subtenants;

6.
depreciation (except for depreciation, in accordance with GAAP, of the costs of tools, maintenance equipment, and similar items purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party where such depreciation would otherwise have been included in the charge for such third party's services);

7.
all debt or financing costs, other than Cost Saving Capital Improvements, including without limitation, interest, points and fees on debt, amortization payments on mortgages or deeds of trust, and ground lease payments;

8.
legal and other related expenses associated with the negotiation, amendment, and enforcement of leases and other agreements regarding occupancy of the Project, or the defense of Landlord's title to the Project and legal and other related expenses which are incurred in the management of Landlord's internal partnership affairs such as preparing amendments to the partnership agreement of Landlord, preparing assignments of partnership interests in Landlord's partnership, admitting new partners to Landlord's partnership and the like;

9.
Landlord's general corporate overhead and general administrative expenses, except for overhead costs directly related to the management and operation of the Project, including the 3% management fee charged on gross revenues payable to the property manager;

10.
any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord, if any, and costs incurred in connection with the operation, maintenance and management of commercial concessions operated in space which is not included in the rentable area of the Complex;

  11.
  costs separately reimbursed (including without limitation by virtue of fees or other charges therefor payable) to Landlord by others, including without limitation reimbursement under warranties, by insurance carriers, by condemning authorities, or by tenants other than operating expenses charged to such tenants, occupants or other users of the Complex;

  12.
  costs to acquire, construct, equip and complete the Project, including without limitation, the cost of all Base Building Systems except as such costs are reflected in (i) the Basic Rent or (ii) Cost Saving Capital Improvements Amortization;

  13.
  costs of any subsidies or credits to any restaurant, food stand or other food service or retail operation of any kind in the Complex;

  14.
  costs in connection with the purchase or sale of the Project or the Complex, or of Landlord, or any portion of or interest (direct or indirect) in either;

  15.
  costs expressly excluded from Operating Expenses pursuant to any other provision of this Lease;

  16.
  costs incurred by Landlord due to the violation by Landlord or Tenant (or other occupant) of the terms and conditions of this Lease (or other occupancy agreement) for space in the Project;

  17.
  costs paid to Landlord or to subsidiaries or affiliates of Landlord for services in the Project; to the extent the same exceeds the costs of such services if rendered by unaffiliated third parties on a competitive basis;

  18.
  contributions to civic or charitable organizations;

  19.
  costs arising out of the default or breach by Landlord under any contract, including without limitation penalties and interest due to late payment;

  20.
  fines or penalties imposed on Landlord for violations of law, regulations or ordinances pertaining to areas outside the Premises;

  21.
  fines or penalties imposed on Landlord for failure to pay ad valorem taxes timely;

  22.
  any deductibles or self-insured retentions for property and casualty losses of Landlord;

  23.
  all capital expenditures except those allowed in Section 2.02A2(xiv) and 2.02A4; and

  24.
  all costs of removing or remediating Hazardous Substances for the Project or the Building, unless such Hazardous Substances are used, stored, generated or disposed of by Tenant, its employees, agents, licenses invitees, contractors or subcontractors.

        In the event of a conflict between Sections 2.02 A and 2.02 C, then Section 2.02 C shall control.

D.
Payment Obligation.    In addition to the Basic Rent specified in this Lease, Tenant shall pay to Landlord as Additional Rent for the Premises, in each calendar year or partial calendar year during the term of this Lease, an amount equal to the Operating Expenses for such calendar year.

1.
Payment of Operating Expenses: Operating Expenses for the remainder of the calendar year after the Commencement Date and for each subsequent calendar year (or partial calendar year) shall be reasonably estimated by Landlord, and written notice thereof shall be given to Tenant at least thirty (30) days prior to the beginning of each calendar year, or as soon thereafter as is reasonably practical. For any such remainder of the calendar year after the Commencement Date, Tenant shall pay to Landlord each month, at the same time the Basic Rent is due, an amount equal to the amount of such estimated Additional Rent for the remainder of such calendar year divided by the number of months remaining in such year, and for each calendar year thereafter, Tenant shall pay to Landlord each month, at the same time the Basic Rent is due, an amount equal to one-twelfth (1/12) of the estimated annual Additional Rent due.

  2.
  Revisions in Estimated Additional Rent. If Operating Expenses increase or decrease during the calendar year, Landlord may revise the estimated Additional Rent during such year by giving Tenant written notice to that effect, and in the event Tenant vacates all or a portion of the Premises, then Landlord shall revise the estimated Additional Rent to reflect any decrease in such Additional Rent. Thereafter, Tenant shall pay to Landlord, in each of the remaining months of such year, an amount equal to the amount of such increase (or decrease, as appropriate) in the estimated Additional Rent divided by the number of months remaining in such year.

  3.
  Adjustments to Actual Additional Rent. Within ninety (90) days after the end of each calendar year, or as soon thereafter as is reasonably possible, Landlord shall prepare and deliver to Tenant a statement showing Tenant's actual Additional Rent for the previous calendar year (each such annual statement, an "Annual Statement"). Within thirty (30) days after receipt of the aforementioned statement, Tenant shall pay to Landlord, or Landlord shall credit against the next Additional Rent payment or payments due from Tenant, as the case may be, the difference between Tenant's actual Additional Rent for the preceding calendar year and the estimated Additional Rent paid by Tenant during such year. If, however, Landlord owes Tenant a credit pursuant to the preceding sentence and this Lease has expired or terminated prior to the date that Landlord makes the required credit, Landlord shall pay to Tenant the amount of the credit, provided, however, if at the time this Lease is terminated, Tenant owes any amounts to Landlord under the terms of this Lease (including damages), then Landlord may apply the credit against the amounts which Tenant owes. Notwithstanding the foregoing, if Landlord fails for any reason, other than as a result of the occurrence of an event of force majeure, to deliver to Tenant the Annual Statement by June 30 of the applicable year, then, until such Annual Statement is delivered, the amount of the installments of estimated Additional Rent shall revert to the amount of the installment of Additional Rent that was payable in the month of December for the year immediately preceding such applicable calendar year. If the installments of Additional Rent are reduced pursuant to the preceding sentence, such reduction shall in no way affect Tenant's obligation to pay the amount (if any) by which the actual Additional Rent (as evidenced by the Annual Statement, when delivered) for the applicable year exceeds the installments of estimated Additional Rent paid by Tenant during the applicable year.

E.
Rent.

1.
Rent Defined.    The Basic Rent, the Additional Rent, and all other sums Tenant is required to pay hereunder are sometimes collectively referred to as, and shall constitute, "Rent."

2.
Rent Payable without Demand.    Rent shall be paid by Tenant to Landlord when due, without prior demand therefor and without notice, deduction or set off, except as otherwise specifically provided herein, at such place as Landlord may designate in writing.

3.
Late Charges.    In the event more than one (1) installment of Rent under this Lease in any calendar year shall not be paid when due, a "Late Charge" at an annual interest rate of ten percent (10%) of each dollar so overdue may be charged by Landlord, for the purpose of defraying Landlord's administrative and other expenses incident to the handling of such overdue payments. Landlord and Tenant agree that such late charge will fairly compensate Landlord for such administrative and other expenses upon which both parties are unable to determine precisely.

F.
Audit Rights.    Landlord agrees to maintain complete and accurate records of all costs, expenses and disbursements which are incurred by Landlord, its employees, agents and/or contractors, with respect to Operating Expenses for the Project and the constituent components thereof. Tenant and/or its employees or a nationally recognized CPA firm, at Tenant's sole cost and expense and with no contingency fee, shall have the right to perform an audit of Landlord's books and records pertaining to Operating Expenses, subject, however, to the following conditions: (a) an audit may not be conducted for any calendar year preceding 2006, (b) no calendar year may be audited more than once, (c) Tenant shall have no right to audit any calendar year if the audit is to be commenced more than two (2) years after the end of such calendar year, (d) no such audit may be conducted unless Landlord receives at least thirty (30) days prior notice setting forth the proposed dates for the audit and the year or years for which the audit will be conducted, and (e) the activities of the auditor shall be conducted in an area designated by Landlord within the continental United States and then only during normal business hours. Landlord agrees to reimburse Tenant for the professional or accounting costs and expenses incurred by Tenant in connection with any such inspection and/or audit conducted by or for Tenant, but only if said inspection and/or audit shall prove that Operating Expenses for the period of time covered by such inspection and/or audit shall have been overstated by five percent (5%) or more. The right of Tenant to audit and any audit by Tenant of Landlord's books and records pertaining to Operating Expenses shall not affect the obligation of Tenant to pay, in accordance with the terms hereof, estimated Additional Rent subject, however, to Landlord's reimbursement and/or reconciliation obligations set forth herein. Tenant and its authorized representatives shall keep any such audit confidential and shall sign appropriate confidentiality agreements except as such disclosure is required by judicial proceedings or compliance with regulatory requirements or as necessary for Tenant's attorneys, accountants, employees and consultants in undertaking such audit and performing Tenant's usual business, but any disclosure of such audit to another tenant or sublessee in the Complex is prohibited.

ARTICLE 3

(INTENTIONALLY DELETED)

ARTICLE 4

OCCUPANCY AND USE

SECTION 4.01    USE OF PREMISES.

A.
Permitted Use.    The Premises shall be used solely for the purpose specified in Item 7 of the Basic Lease Provisions (the "Permitted Use"); provided, however, in the case of any assignee or subtenant (other than an Affiliate of Tenant), the Permitted Use of the Premises shall be limited to general office. Moreover, uses conducted pursuant to the phrase "an office location from which Tenant is able to render services and merchandise as is typically rendered by other businesses that are substantially similar to the business of Tenant" shall never include, in the aggregate, more than thirty percent (30%) of the square feet of the useable area of the Premises.

B.
Restrictions on Permitted Use.    The Permitted Use will not permit, and Tenant will not use, occupy or permit the use or occupancy of the Premises for, (i) retail or wholesale sale of goods or merchandise, other than to Tenant's employees and business invitees from a cafeteria located within the Premises, (ii) any purpose which is forbidden by law, ordinance or governmental or municipal regulation or order, or which may be dangerous to life, limb or property, (iii) the sale or purchase of food or alcohol in any form by or to any of Tenant's agents or employees or other parties in the Premises other than from a cafeteria located within the Premises and/or vending machines for Tenant's employees' and/or business invitees' use only, (iv) any public or private nuisance which disturbs the quiet enjoyment of any other tenant of the Complex or the Project, (v) any operation which emits offensive odors or conditions into other portions of the Project, (vi) the use of any apparatus that makes undue noise or set up vibrations in the Project, or (vii) anything that would increase the fire and extended coverage insurance rate on the Building, the Project or their respective contents, and if there is any increase in such rate by reason of acts of Tenant, then Tenant agrees to pay such increase within thirty (30) days after demand by Landlord. Payment by Tenant of any such rate increase shall not be a waiver of Tenant's duty to comply herewith.

SECTION 4.02    RULES AND REGULATIONS.    The "Rules and Regulations" attached hereto as Exhibit E are hereby made a part hereof and Tenant agrees to comply with the Rules and Regulations, provided, however, if there is any conflict between the Rules and Regulations and these Supplemental Lease Provisions, these Supplemental Lease Provisions shall control. The Rules and Regulations attached hereto are Landlord's current standard form of rules and regulations with certain modifications requested by Tenant and approved by Landlord. Landlord shall have the right at all times to change the Rules and Regulations or to amend them in any reasonable manner. All changes and amendments will be sent by Landlord to Tenant in writing and shall be thereafter carried out and observed by Tenant.

SECTION 4.03    SIGNS.

A.
Signage on Top of Building.    Tenant shall have the right to install a sign on top of the Building, subject to the following:

(a)
The location, design, size, color, graphics and material of the sign will be subject to Landlord's reasonable approval and the approval of The Town of Southlake;

(b)
The sign will be installed at Tenant's sole cost and expense;

(c)
Upon the expiration of the Term or upon Tenant vacating the entire Building, Tenant will, at its sole cost and expense, remove the sign from the Building and appropriately dispose of the removed sign.

(d)
Tenant shall indemnify and hold harmless Landlord from and against any and all costs (including reasonable attorneys' fees), expenses, liabilities, obligations and claims (property damage and personal injury claims) arising out of or related to the installation, removal and/or disposal of the sign.

B.
Other Signage.    Tenant shall not inscribe, paint, affix or display any signs, advertisements or notices on or in the Building, except for (1) the sign permitted under Paragraph A preceding, (2) Tenant shall be entitled to install and maintain, at its sole cost and expense, such identification system and signs within the interior of the Premises as Tenant deems reasonably necessary, provided Tenant shall, upon the expiration or earlier termination of this Lease, remove all such systems and signs and restore any damage to the Premises which results from the removal of such systems and/or signs at Tenant's sole cost and expense, and (3) the exclusive right to affix Tenant's name and corporate logo on the monument sign outside the Building at the southeast corner of the Project, which right shall be exclusive so long as no other tenant occupies any space in the Building. Tenant's rights under Section 4.03.B.(3) shall expire if Tenant no longer occupies any space in the Building. All such signage must conform with (i) signage and graphics standards established by Landlord from time to time (provided, however, all of Tenant's signage as of the Commencement Date is deemed approved), and (ii) applicable city ordinances and governmental regulations.

SECTION 4.04    ACCESS.    Landlord or its authorized agents shall at any and all reasonable times have the right to enter the Premises (a) to inspect the Premises, (b) to supply janitorial service or any other service to be provided by Landlord to Tenant hereunder, (c) to show the Premises to prospective lenders or purchasers, prospective tenants or subtenants for the Premises or a portion thereof, and (d) to alter, improve, or repair the Premises or any other portion of the Project or the Complex, all without being deemed guilty of an eviction of Tenant and without abatement of Rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided the business of Tenant shall be interfered with as little as is reasonably practicable. Absent emergency circumstances, Landlord will, within one Business Day (as hereinafter defined), provide Tenant with oral or e-mail notice of any such entry or inspection of the Premises. For purposes of this Lease, "Business Day" shall mean Monday through Friday, other than Holidays. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults, safes, server rooms and telecommunication rooms/closets. Landlord shall have the right to use any and all means that Landlord may deem proper to open any door(s) in an emergency without liability for its use of any such means of entry.

SECTION 4.05    QUIET POSSESSION.    So long as Tenant pays to Landlord all Rent as and when due under this Lease and observes and performs, in accordance with this Lease, all of Tenant's covenants and agreements as and when performable under this Lease, Tenant shall have the quiet possession of the Premises for the entire Term hereof.

SECTION 4.06    COMPLIANCE WITH LAWS.

A.
Tenant's General Compliance Obligation.    Tenant shall comply with (i) all federal, state and local laws, statutes, codes and ordinances and (ii) all orders, permits, rules and regulations of any governmental agency issued under such law, statutes, codes and ordinances (collectively "Laws") that affect any of the following (i) Tenant's use and occupancy of the Premises; (ii) any improvements constructed within the Building by Tenant or by a party other than Landlord on behalf of Tenant; or (iii) any equipment or any of Tenant's FF&E installed within the Building by Tenant or installed by a party other than Landlord on behalf of Tenant, provided, however, Tenant's compliance obligations with respect to the Disability Acts shall be governed by paragraph B immediately following. Tenant's responsibilities with respect to Hazardous Substances (as defined in Exhibit H) are set forth in Exhibit H attached to this Lease.

B.
Tenant's Disability Acts Compliance Obligation.    From and after the Commencement Date, Tenant shall be obligated to ensure that the Premises comply with all existing requirements of and regulations issued under the Disability Acts for each of the following: (i) alterations or improvements to any portion of the Premises performed by or on behalf of Tenant after the Commencement Date; (ii) obligations or complaints arising under or out of Title I of the Americans With Disabilities Act or Tenant's employer-employee obligations; (iii) obligations or complaints arising under or out of the conduct or operations of Tenant's business, including any obligations or requirements for barrier removal to customers or invitees as a commercial facility or as a public accommodation (as defined in the Disability Acts); and (iv) any change in the nature of Tenant's business, or its employees, or financial net worth, or Tenant's business operations that triggers an obligation under the Disability Acts. Landlord acknowledges and agrees that Landlord shall be responsible for the Premises' compliance with the Disability Acts upon any alteration made to the Premises which results from a sublease of the Premises, or any portion thereof, in accordance with the terms and conditions of this Lease. The "Disability Acts" means the provisions of the Americans With Disabilities Act of 1990, 42 U.S.C. §§12101-12213, any other Law (whether state or federal) which addresses issues similar to 42 U.S.C. §§12101-12213, and all regulations issued under any of the foregoing.

C.
Permits.    If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business in the Premises or any part thereof (it being understood that the certificate of occupancy for the Premises has been heretofore obtained), Tenant, at its expense, shall procure and thereafter maintain such license or permit. Additionally, if Tenant Alterations made to the Premises by Tenant or Tenant's use of the Premises require any modification or amendment of any certificate of occupancy for the Building or the issuance of any other permit of any nature whatsoever, Tenant shall, at its expense, take all actions to procure any such modification or amendment or additional permit. Tenant shall comply with the terms of all such permits.

D.
Landlord's General Compliance Obligation.    Except for Laws that Tenant is required to comply with under paragraphs A, B, and C preceding, Landlord shall be responsible for compliance with Laws regarding the Base Building (as defined in Section 6.01) and the Common Facilities within the Project.

E.
Required Action.    If any Law or permit with which Tenant is required to comply pursuant to this Lease is violated and has a material adverse effect on Landlord or any tenants, occupants, users or visitors to any portion of the Complex, Tenant shall take such corrective action as is necessary to comply with the applicable Law or permit. If any Law or permit with which Landlord is required to comply pursuant to this Lease is violated and such violation has a material adverse effect on Tenant's use of the Premises, Landlord shall take such corrective action as is necessary to comply with such Law or permit.

ARTICLE 5

UTILITIES AND SERVICES

SECTION 5.01    SERVICES TO BE PROVIDED BY LANDLORD.    Landlord agrees to furnish or cause to be furnished to the Premises, the utilities and services described below, subject to the conditions and in accordance with the standards set forth herein:

A.
Elevator Services.    Landlord shall provide automatic elevator facilities each day of the year, twenty-four (24) hours a day.

B.
HVAC Services.    Landlord shall provide to the Premises heating, ventilating and air-conditioning ("HVAC") in accordance with the specifications attached hereto as Exhibit I (the provision of HVAC in accordance with such specifications, the "HVAC Service") subject to any governmental requirements or standards relating to, among other things, energy conservation. At Tenant's direction, Landlord shall furnish HVAC Service to the Building during such hours as Tenant requests, Monday through Friday, and on Saturdays, excluding Holidays (as hereinafter defined), such times being herein referred to as "Normal Business Hours". Landlord agrees to modify such Normal Business Hours as Tenant reasonably requests for different parts of the Building. Landlord shall make available HVAC Service for such additional times as Tenant may request, provided that Tenant shall give Landlord notice of any additional HVAC Service required no later than 5:00 p.m. on the date prior to the date such service is required and no later than 5:00 p.m. on Thursday or two (2) prior business days for any weekend or Holiday service. If Tenant fails to give Landlord timely notice as required above, Landlord shall use reasonable efforts to provide such requested service, but Landlord has no obligation to do so. The term "Holiday" as used herein means the following holidays: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

C.
Electric Current.    Landlord shall furnish to the Premises at all times, subject to interruptions beyond the Landlord's control and interruptions necessary for maintenance and repair, electric current in an amount up to the amount of such electric current that Tenant is utilizing as of the Effective Date of this Lease. Tenant's use of electric current must at no time exceed such existing utilization rate. Tenant shall not install or use or permit the installation or use of any machine(s)

  that would cause the electrical consumption to exceed such existing utilization rate in the Premises without the prior, written consent of Landlord (which consent shall not be unreasonably withheld).

D.
Water.    Landlord shall furnish potable water for drinking, cleaning and lavatory purposes only.

E.
Janitorial Services.    Landlord shall provide janitorial services to the Premises, in accordance with the specifications attached hereto as Exhibit C, provided the Premises are used exclusively for the purposes set forth in Item 7 of the Basic Lease Provisions.

  In the event that Tenant ceases to occupy any portion of the Premises or vacates the entire Premises, provided Tenant is not then in default, then Tenant shall have the right, upon written notification delivered to Landlord, to request that Landlord reduce the level of services provided to the Premises as described in this Section 5.01, provided, however, that Landlord shall not be obligated to reduce such level of services below that level that Landlord deems to be necessary in order to maintain the Building in a commercially reasonable manner. If Landlord leases or subleases any portion of the Premises vacated by Tenant to a third party, the Additional Rent payable by Tenant on any remaining portion of the Premises leased but not occupied by Tenant (and not leased or subleased to a third party) shall continue to reflect the reduced level of services provided to such vacant space, notwithstanding the fact that a higher level of services may be provided to the space leased or subleased to the third party.

SECTION 5.02    SERVICES TO BE PROVIDED BY TENANT.    Tenant shall, at its sole cost and expense, contract directly with one or more third parties for any services that Tenant shall require to monitor Tenant's telecommunication rooms/closets, vaults, safes and server rooms located in the Building (the "Secured Areas"). In addition, during the term of this Lease Tenant shall contract directly with an independent third party in order to provide security services for the Project (the "Security Services Contract"). The scope of such services that are in effect on the Effective Date and the qualifications of such independent third party are hereby deemed approved by Landlord. The cost of such Security Services Contract shall be borne solely by Tenant and shall not be included as part of the Operating Expenses. To the extent that such Security Services Contract is terminated or expires during the term of the Lease for any reason, then Landlord shall have the right to provide or cause such security services to be provided for the Project as Landlord deems necessary and appropriate and the cost thereof shall be included within the Operating Expenses.

SECTION 5.03    TENANT'S OBLIGATION.    Tenant agrees to cooperate at all times with Landlord and to abide by all regulations and requirements which Landlord may reasonably prescribe (with advance notice to Tenant) for the use of the above utilities and services.

SECTION 5.04    SERVICE INTERRUPTION.

A.
No Liability for Failure to Provide Services Due to Certain Reasons.    Landlord shall not be liable for, and Tenant shall not be entitled to, any abatement or reduction of Rent and, except as set forth in Section 5.04B below, any reimbursement to Tenant by Landlord for Tenant's costs, by reason of Landlord's failure to maintain temperature or electrical constancy levels or to furnish any of the foregoing services when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbance or labor dispute of any character, governmental regulation, moratorium or other governmental action, inability by exercise of reasonable diligence to obtain electricity, water or fuel, or by any other cause beyond Landlord's reasonable control, nor shall any such failure, stoppage or interruption of any such service be construed as an eviction of Tenant, or relieve Tenant from the obligation to perform any covenant or agreement herein, and, except as otherwise expressly provided in this Lease, Landlord shall not be liable for damage to persons or property, or in default hereunder, as a result of such failure, stoppage or interruption of any such service. If the correction of any failure, stoppage or interruption of such services is within the control of Landlord, Landlord shall use reasonable diligence to resume service promptly. If the interruption of service is within the control of a utility or other provider of such service and not Landlord, Landlord will use reasonable efforts to cause the appropriate utility or other provider to restore promptly the delivery of such service(s), but shall not be under an obligation to expend funds.

B.
Provision of Interim Services in Connection with Failure of Certain Services.    If there is a failure to provide electricity, HVAC Services, water and/or sewer service to the Premises that makes a material portion of the Premises Untenantable (as hereinafter defined) and such failure continues for a period of three (3) consecutive Business Days, (i) Tenant may undertake to provide interim services to the Premises by temporary generators, temporary chillers, port-o-lets and/or bottled water (provided Tenant may undertake such measures prior to the third consecutive business day, but Landlord's obligation to reimburse Tenant as set forth in the following subclause (iii) shall not apply to any such costs incurred by Tenant prior to such third consecutive Business Day), (ii) Landlord shall cooperate in the provision of such temporary services, and (iii) Landlord will, within thirty (30) days after receipt of an invoice, reimburse Tenant for Tenant's reasonable costs incurred in supplying and/or operating such temporary generators, temporary chillers, port-o-lets and/or bottled water. Tenant may not, however, assume control of repairs necessary to provide a long-term repair of the problem.

C.
Untenantability.    If the Premises or a material portion thereof becomes Untenantable as a result of the failure of HVAC Services, electrical services, water services or sewer services and the Premises remain Untenantable for a period of three (3) consecutive Business Days, Tenant shall be entitled to an equitable abatement of Basic Rent and Additional Rent, which abatement (i) shall be retroactive to the first Business Day that any material portion of the Premises became Untenantable as a result of the failure of any such services and (ii) shall continue until such services are restored to the Premises or applicable material portion of the Premises, as the case may be. The term "Untenantable" shall mean the condition whereby Tenant's use or enjoyment of the Premises or such portion thereof is disrupted to the degree that Tenant's employees cannot reasonably use such space for the uses permitted in this Lease. Notwithstanding the provisions of this paragraph C or paragraph B preceding, if the Premises or portion thereof are made Untenantable by Landlord's gross negligence or willful misconduct, the equitable abatement will commence on the first day that the Premises or portion thereof is Untenantable.

D.
Consecutive Day Period.    For purposes of this Lease, a required period of "consecutive Business Days" and a required period of "consecutive days" shall only be interrupted by the re-establishment of the service for at least six (6) hours during Normal Business Hours on a Business Day.

SECTION 5.05    MANDATORY REQUIREMENTS.

A.
Compliance with Laws and Controls.    In the event any governmental entity promulgates or revises any Law and or imposes controls relating to the use or conservation of energy, water, gas, light, or electricity or the reduction of emissions or the provision of any other utility or service provided with respect to this Lease, Landlord shall comply with such Laws and controls. In the event that any governmental entity establishes any guidelines relating to the use or conservation of energy, water, gas, light, electricity, or any other utility service or the reduction of emissions, Landlord may comply, but shall not be required to comply, with all or any of such guidelines. Any improvements to or alterations made by Landlord to the Building or the Project and any revisions to or modifications of existing equipment and machinery made by Landlord, as well as the acquisition of new equipment and machinery by Landlord in order to comply with such Laws, controls and guidelines shall be deemed to be Cost Saving Capital Improvements, except to the extent the costs thereof may be expensed under GAAP, in which event such costs shall be treated as Operating Expenses.

B.
Untenantability.    If the Premises or a material portion thereof are rendered Untenantable for more than ten (10) consecutive days because of Landlord's compliance or attempt to comply with the Law, controls and/or guidelines described in paragraph A preceding, Tenant's sole remedy shall be an equitable abatement of Basic Rent and Additional Rent for the period of time during which the Premises or material portion thereof are (is) rendered Untenantable. Landlord agrees to use reasonable efforts, to the extent practicable, to undertake compliance with such Laws, controls and guidelines hereunder in a manner reasonably calculated to avoid interference with Tenant's use and occupancy of the Premises. Nothing herein shall be deemed to apply to any casualty loss.

ARTICLE 6

REPAIRS, MAINTENANCE, ALTERATIONS, AND IMPROVEMENTS

SECTION 6.01    REPAIR AND MAINTENANCE OBLIGATIONS.

A.
Landlord's Obligations

(a)
Repairs and Maintenance of the Building and Parking Facilities.    Landlord is responsible for maintenance of the "Base Building" and "Parking Facilities", which shall mean (i) the core of the Building, (ii) the foundation, roof, and structural elements of the Building and the Parking Facilities which support the Building (including the Building columns and the concrete floors of the Building and the surface floor of the Parking Facilities), (iii) the exterior walls of the Building and the parking garage which supports the Building, (iv) the exterior plate glass on the Building, (v) the Common Facilities within the Building and Parking Facilities, excluding the Secured Areas, (vi) the exterior doors to the Building, (vii) stairs within the Building and the parking garage which supports the Building, (viii) the Building lobbies, corridors, approaches and other common areas of the Building and the Project, and (ix) "Base Building Systems", which shall mean (a) the HVAC system installed in the Building, (b) the electrical system installed in the Building and Parking Facilities, (c) the plumbing system within the Building, (d) the elevator system within the Building and the parking garage which supports the Building, (e) the water system within the Building, and (f) the fire protection system within the Building and the parking garage which supports the Building. The costs of repairing and maintaining any of the foregoing will be classified as Operating Expenses to the extent permitted under Section 2.02 above.

(b)
Landlord's Obligations Regarding the Premises.    Landlord shall not be required to make any improvements or repairs of any kind or character on the Premises during the term of this Lease, except as expressly stated herein and except as may be necessary because of damage caused by Landlord, its employees, agents or contractors.

(c)
Theft and Burglary.    Landlord shall not be liable to Tenant for losses due to theft or burglary, or for damages done by unauthorized persons on the Premises, unless caused by Landlord's gross negligence or willful misconduct (with the understanding that Tenant shall look to insurance before looking to Landlord).

B.
Tenant's Repair Obligations and Repair Rights Within the Premises.    Tenant shall maintain the Premises including, without limitation, (i) the interior walls and wall coverings thereon, (ii) raised floors and the floor coverings thereon, (iii) ceilings, (iv) interior partitions, (v) inside and entry doors into the Premises and the finishes thereon, (vi) Tenant's FF&E, and (vii) all Tenant Alterations, in good repair and condition, ordinary wear and tear and damage by Landlord excepted. All of Tenant's repairs shall be in a good and workmanlike manner and shall be subject to all provisions applicable to Tenant Alterations. The foregoing provisions shall in no way relieve Landlord from its obligations to deliver Building services to the Premises or any other obligations imposed on Landlord under this Lease.

SECTION 6.02    IMPROVEMENTS, TENANT ALTERATIONS, TENANT'S FF&E.

A.
Landlord's Construction Obligations.    Landlord has no construction obligations under this Lease. Landlord shall have no obligation under this Lease to repair or refurbish the Building or any improvements thereon except as provided in Section 6.01 above. In the event of a total or partial destruction of the Premises, Landlord's sole repair obligation under this Lease shall be as set forth in Article 7.

B.
Landlord's Right to Common Facilities.    Landlord shall have the right at any time to change the arrangement, location and/or size of the Common Facilities and may for that purpose erect barriers, scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided such work does not materially and adversely interfere with or disrupt (i) Tenant's operation of its business within the Premises, or (ii) Tenant's access to the Premises. During the term of this Lease, Landlord agrees that it shall not enter Tenant's Secured Areas within the Premises except in the event of an emergency or unless Landlord is escorted into such area by an employee, agent or representative of Tenant. Once Tenant does not occupy at least one-half of the Building, upon giving Tenant reasonable notice thereof, Landlord shall have the right to change the name, number or designation by which the Building or Project are commonly known.

C.
Tenant Alterations.    Except for alterations, repairs, additions, or improvements to the Premises after the Commencement Date that (a) cost $25,000 or less for any such changes and cost $50,000 or less during any consecutive twelve month period, (b) do not affect the Base Building or the exterior appearance of the Building, and (c) do not adversely affect Landlord's ability to perform any of its obligations under this Lease, including without limitation, the delivery of Building services, Tenant shall not make any alterations, repairs, additions or improvements in, to, or about the Premises (collectively "Tenant Alterations") without the prior, written consent of Landlord. As a condition to such consent, Landlord shall be allowed to (i) reasonably approve all plans, (ii) require satisfactory insurance from Tenant's contractors, and (iii) reasonably approve Tenant's contractors. If Landlord's consent is granted, any such Tenant Alterations shall be at Tenant's sole cost and expense. Tenant agrees to make applications for and receive building permits and other required permits from applicable local municipal authorities, state and federal agencies necessary to make such Tenant Alterations. Tenant Alterations and all other leasehold improvements shall be (i) designed, constructed, and installed in accordance with all applicable Laws (including, without limitation, the Disability Acts) and (ii) constructed and installed in a good and workmanlike manner. The plans for the proposed Tenant Alterations shall include all improvements which must be made pursuant to the Disability Acts as a result of the construction or installation of Tenant Alterations. Tenant's architect shall certify to Landlord that the plans for the proposed Tenant Alterations comply with applicable Laws, including, but not limited to the Disability Acts, with the understanding that such certificate shall not be binding on Landlord, but Landlord shall have the right to rely on same.

D.
Intentionally Deleted.

E.
Required Removals.    Landlord shall have the right, exercised by written notice to Tenant given at the time of Landlord's approval of plans for Tenant Alterations, to require Tenant to remove any Tenant Alterations and to restore the Premises to their condition prior to installation of the Tenant Alterations, at Tenant's expense, for that part or all of the Tenant Alterations which Landlord designates in writing for removal and restoration (such Tenant Alterations which are required to be removed are herein referred to as the "Required Removals"). Required Removals shall be deemed to include any safes and vaults installed in the Premises.

F.
FF&E.    All moveable partitions, trade or other fixtures, personal property, machinery, telecommunications or data transmission systems, equipment, furnishings, computer hardware or software or any other personalty purchased or installed by or on behalf of Tenant in the Premises (collectively "Tenant's FF&E") shall be and remain the property of Tenant and shall be removed by Tenant as provided in Section 1.03 upon the expiration or earlier termination of this Lease. Tenant shall repair any material damages to the Premises as a result of Tenant's removal of Tenant's FF&E. In the event of damage or destruction to Tenant's FF&E by fire or other causes, Tenant shall have the right to recover the value thereof as its own loss from any insurance company with which it has insured the same. Notwithstanding the foregoing, it is understood and agreed that any built-in furniture and cabinetry located in the Premises shall be and remain the property of Landlord and Tenant shall not have title to such personal property, but Tenant may use and shall be solely responsible for all maintenance and servicing and repairing of such items during the Term of this Lease, so that same stays in good repair and condition, save and except for ordinary wear and tear.

SECTION 6.03    LANDLORD'S OPTION TO REPAIR DAMAGE TO COMPLEX CAUSED BY TENANT.    Landlord may, at its option and at the cost and expense of Tenant following notice to Tenant, repair or replace any damage or injury done to the Building, Project, Complex or any part thereof, caused by Tenant, Tenant's agents, employees, licensees, contractors, invitees, or visitors. Tenant shall pay the reasonable actual cost thereof, plus interest thereon as provided in Section 16.12 herein, to Landlord within thirty (30) days after demand. Notwithstanding the foregoing, if Landlord receives insurance premiums for the payment or reimbursement of any particular costs, Landlord shall not also require Tenant to pay such costs.

SECTION 6.04    INTENTIONALLY DELETED.

ARTICLE 7

INSURANCE, FIRE, AND CASUALTY

SECTION 7.01    TOTAL OR PARTIAL DESTRUCTION OF THE PREMISES, THE BUILDING, PROJECT OR COMPLEX.

A.
Casualty Damage that can be Completed within 180-Days.    If the Base Building, Base Building Systems, Parking Facilities or portion of the Project that provides access to or is necessary for the use of the Building is/are damaged by fire or other insured casualty (the repairs needed to correct such damage, the "Landlord Required Repairs") and Landlord reasonably determines that the Landlord Required Repairs can be completed within one hundred eighty (180) days after Landlord becomes aware of the damage causing the Landlord Required Repairs, then Landlord shall commence and pursue the completion of the Landlord Required Repairs with reasonable diligence, subject to the conditions that Landlord shall have received all insurance proceeds under the policies described in Section 7.04A2 and consent from its lender to use the insurance proceeds to make the Landlord Required Repairs. Landlord agrees to use reasonable and diligent efforts to collect the insurance proceeds payable in respect of the Landlord Required Repairs under the policy of insurance described under Section 7.04A2 Landlord shall also use reasonable and diligent efforts to obtain the consent of its Lenders to allow use of the insurance proceeds for the completion of the Landlord Required Repairs.

B.
Required Repairs that will not be Completed within 180-Days.    If Landlord reasonably determines that the Landlord Required Repairs cannot be completed within one hundred eighty (180) days after Landlord becomes aware of the occurrence of the damage causing the Landlord Required Repairs, then Landlord shall so notify Tenant and (i) Landlord or Tenant may terminate this Lease by delivering written notice to the other a termination notice (a "Termination Notice") within thirty (30) days after Landlord becomes aware of the casualty damage giving rise to the Landlord Required Repairs, subject however, to the condition that Landlord, within such thirty (30) day period, shall have the right to deliver written notice to Tenant (the "Non-Termination Notice") stating that Landlord will promptly commence the Landlord Required Repairs and diligently pursue the completion thereof after (a) the proceeds under the policies described in Section 7.04A2 are delivered or made available to Landlord for the purpose of making the Landlord Required Repairs and (b) Landlord obtains the consent of its lenders to use the insurance proceeds for the completion of the Landlord Required Repairs. If Landlord timely delivers to Tenant the Non-Termination Notice, (1) this Lease shall remain in full force and effect, (2) any Termination Notice delivered within the required 30-day period shall have no force or effect, and (3) Landlord will commence and pursue the completion of the Landlord Required Repairs with reasonable diligence, after receipt of the insurance proceeds and its lenders' consent as described above. If Landlord fails to deliver to Tenant a Non-Termination Notice within the required 30-day period and either Landlord or Tenant forwards a Termination Notice to the other within the required 30-day Period, then this Lease shall terminate on the termination date set forth in the applicable Termination Notice, which date shall not be less than thirty (30) days nor more than sixty (60) days after the non-terminating party receives the terminating party's Termination Notice. If each of Landlord and Tenant deliver to the other a Termination Notice within the required 30-day period, the effective Termination Notice will be that which is first received.

C.
Untenantability.    If (a) any material part of the Premises is rendered Untenantable by fire or other casualty, (b) such Untenantable condition continues for more than three (3) consecutive days, and (c) this Lease is not terminated as a result of the fire or other casualty pursuant to paragraph B preceding, then the Basic Rent and Additional Rent shall be equitably abated from the date such part of the Premises became Untenantable until the date that such part of the Premises is no longer Untenantable. Notwithstanding the foregoing, there shall be no abatement of Rent if (i) Landlord provides to Tenant other space in the Complex in substitution for the portions of the Premises that are Untenantable and that is reasonably suited, in Tenant's reasonable judgment, for Tenant to temporarily conduct its business within the alternate space as such business was conducted in the portions of the Premises that are Untenantable and (ii) Landlord pays all reasonable direct out-of-pocket, but not consequential, costs for moving Tenant into and out of the alternate space, including, without limitation, installation of cabling necessary to operate Tenant's business within the alternate space.

D.
Certain Tenant Responsibilities.

(a)
Tenant Cooperation.    If Landlord makes the Landlord Required Repairs pursuant to paragraphs A or B of this Section, Tenant shall cooperate with Landlord's efforts to complete the Required Repairs, including, without limitation and if necessary, vacating all or a portion of the Premises to the extent Landlord reasonably determines it necessary in order to complete the Required Repairs or protect occupants of the Premises.

(b)
Tenant Responsible for Required Repairs to the Premises.    Notwithstanding paragraphs A, B, and C of this Section, if this Lease is not terminated pursuant to paragraph B of this Section, Tenant shall promptly commence and thereafter diligently pursue the completion of the repair and/or replacement of all portions of the Premises that are damaged by the fire or other casualty, including the non-Base Building installations above the ceiling and any sub-floors, Tenant's Alterations, any other leasehold improvements which are constructed by Tenant in the Premises pursuant to this Lease and Tenant's FF&E (the "Tenant Required Repairs"), with the proceeds from the insurance Tenant is required to maintain under Section 7.03A3. Tenant shall coordinate the completion of the Tenant Required Repairs with Landlord's completion of Landlord's Required Repairs. Landlord will cooperate with Tenant in the performance of the Tenant Required Repairs. The Tenant Required Repairs shall be deemed and construed to be Tenant Alterations and subject to all provisions of this Lease pertaining to Tenant Alterations. If this Lease is terminated for any reason as a result of a casualty loss or if Tenant has vacated the Premises, and in either event, if Tenant does not repair or reconstruct the Premises in accordance with the foregoing, then Tenant shall promptly tender to Landlord the proceeds of Tenant's insurance maintained under Section 7.03A3.

  (c)
  Limitations on Landlord Responsibilities.    Landlord shall have no obligation to repair any damage to the Premises or Tenant's FF&E installed or located in or about the Premises, unless caused by Landlord's gross negligence or willful misconduct and then only if Tenant has not waived its Claims with respect to such damage under Section 7.05 below. If Landlord is responsible for repairing any damage to the Premises or Tenant's FF&E pursuant to the preceding sentence, Tenant will seek to collect any insurance proceeds payable as a result of any such damage or repair and such proceeds shall be delivered to Landlord to effect such repairs.

E.
Effect of Termination.    In the event Landlord or Tenant terminates this Lease pursuant to the terms of this Section 7.01, this Lease and the estate and interest of the Tenant in the Premises shall terminate and expire on the date specified in such party's notice of termination and the Basic Rent and Additional Rent payable hereunder shall be prorated as of such date, subject to rent abatement, if any, to the extent provided in this Section 7.01 and Landlord and Tenant shall be relieved from any further obligations hereunder, save and except for obligations and liabilities existing as of the date of termination and any provisions of this Lease which expressly survive the termination of this Lease, as well as any provisions of this Lease, which by their nature, are performable after the termination of this Lease.

F.
Nothing to Affect Tenant's Liability for Gross Negligence or Willful Misconduct.    Subject to Section 7.05, nothing contained in Sections 7.01 or 7.02 shall relieve, discharge or any way affect Tenant's liability to Landlord in connection with any damage or destruction to the Building or any other portion of the Project arising out of the gross negligence or willful misconduct of Tenant, its officers, agents, employees, contractors, licensees and invitees. If Tenant is responsible for repairing any damage to the Building pursuant to the preceding sentence, Landlord will seek to collect any insurance proceeds payable under its insurance policies as a result of any such damage and such proceeds shall be made available to Tenant to effect such repairs. Moreover, Tenant shall not be entitled to abatement of Basic Rent and Additional Rent under paragraph C of this Section if any Landlord Required Repairs or Tenant Required Repairs are the result of the gross negligence or willful misconduct of Tenant or any of its successors, assigns or subtenants or their respective officers, employees, representatives, agents, contractors, or invitees.

G.
Landlord Not Liable for Lost Profits/Lost Revenues, etc.    Landlord shall not be liable to Tenant, its successors and assigns, for any loss of business, revenue or profits, inconvenience or annoyance or any other loss whatsoever arising from any casualty damage to, or repair or restoration of, any portion of the Premises, the Building or the Project as a result of any damage from fire or other casualty or defect in the Premises, the Base Building (including Building Systems) or actions of other tenants or subtenants in the Project or actions or inactions of any utility or other event beyond Landlord's reasonable control. Tenant shall secure insurance for itself for any such loss of revenue, profits, damage to its business or the like as required by Section 7.03A4 below and Tenant agrees to look solely to the insurance proceeds from such policy, which it obtains or is required to obtain, for such losses, if any.

H.
Terrorist Acts.    Subject to the last sentence hereof, Landlord and the Landlord Indemnified Parties (hereinafter defined) shall have no liability whatsoever to Tenant and Tenant shall have no liability to Landlord for, and Tenant hereby releases Landlord and the Landlord Indemnified Parties from and Landlord hereby releases Tenant from, any damages, costs, expenses, injuries (personal and property), liabilities, claims, or causes of action arising out of any terrorist attack or terrorist event occurring within any portion of the Building, the Project or the Complex. THE FOREGOING

  RELEASE BY TENANT SHALL INCLUDE CLAIMS BASED ON THE NEGLIGENCE OF LANDLORD OR ANY OTHER LANDLORD INDEMNIFIED PARTIES, AS WELL AS CLAIMS BASED ON A THEORY OF STRICT LIABILITY. THE FOREGOING RELEASE BY LANDLORD SHALL INCLUDE CLAIMS BASED ON THE NEGLIGENCE OF TENANT AS WELL AS CLAIMS BASED ON A THEORY OF STRICT LIABILITY. Notwithstanding the foregoing releases or any provision in the releases to the contrary, such waivers and releases shall not be interpreted or construed to waive or release, and do not and shall not release or waive, any claim covered by insurance or any of the rights and obligations of the parties in the preceding provisions of this Section.

SECTION 7.02    INDEMNITY/RISK OF LOSS.

A.
Tenant's Indemnity.    Except to the extent waived by Landlord under Section 7.05 below, Tenant hereby agrees to indemnify, protect, defend, and hold Landlord, its partners, and their respective officers, directors, agents, employees, and partners of partners (the "Landlord Indemnified Parties") harmless from and against any and all liabilities, costs, expenses (including reasonable attorneys' fees and expenses), fines, damages, claims, actions, causes of action, and suits (each a "Claim") arising from (i) Tenant's use, occupancy or enjoyment of the Premises, the Building and any Common Facilities, (ii) any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or (iii) the negligence or willful misconduct of Tenant or any of its agents, contractors, employees, invitees, or licensees. Tenant, upon receipt of written notice from the indemnified party, shall undertake the defense of any Claim, at Tenant's sole cost and expense, by counsel reasonably satisfactory to the indemnified party and Tenant.

B.
Risk of Loss.    Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to or death of persons within the Premises, and, except as otherwise expressly provided herein, Tenant hereby waives all claims in respect thereof against Landlord. Except to the extent caused by Landlord's gross negligence, willful misconduct, or criminal activity, Tenant hereby covenants that Landlord and its officers, directors, employees, agents, partners, partners of partners (including the general partner of Landlord, or any officer, director, manager, member, agent, or employee of any of these entities) shall not be liable or responsible for any loss or damage which may be sustained by the goods, wares, merchandise, or property of Tenant, its employees, invitees, or customers, or by any other person in the Premises or death or injury of any person caused by or resulting from any event of force majeure or any other action of any governmental body or authority, or any other matter, or for any injury or damage or inconvenience which may arise through repair or alteration of any part of the Premises, or from any cause whatsoever, including but not limited to, consequential loss or damage from any cause whatsoever by reason of the construction, use, occupancy or enjoyment of the Premises by Tenant or those holding under Tenant. Landlord is not liable for any damage arising solely from any act or neglect of any other party, except for persons acting by, through or under Landlord (other than Tenant, its officers, directors, employees, agents, representatives, invitees, or contractors).

C.
Landlord's Indemnity.    Except to the extent waived by Tenant under Section 7.05 below, Landlord hereby agrees to indemnify, protect, defend, and hold Tenant and its officers, directors, agents, employees and partners of partners harmless from and against any and all Claims arising from (i) any breach or default in the performance of any obligation on Landlord's part to be performed under the terms of this Lease or (ii) the negligence or willful misconduct of Landlord or any of its agents, contractors, employees, invitees, or licensees. Landlord, upon receipt of written notice from the indemnified party, shall undertake the defense of any Claim, at Landlord's sole cost and expense, by counsel reasonably satisfactory to the indemnified party and Landlord.

SECTION 7.03    TENANT'S INSURANCE.

A.
Required Insurance.    Tenant covenants and agrees that from and after the Commencement Date, Tenant will carry and maintain, at its sole cost and expense, the following types of insurance, in the amounts specified and in the form hereinafter provided, as follows:

1.
Workers' Compensation.    Workers' Compensation insurance in amounts required by law.

2.
Commercial Liability Insurance.    Commercial general liability insurance adequate to protect Landlord against liability for injury to or death of any person or damage to property in connection with the use, operation or condition of the Premises. Such commercial general liability insurance at all times shall be in an amount of not less than Five Million and No/100 Dollars ($5,000,000.00), combined single limit, for injuries to persons and property damage with a deductible or deductibles which are no greater than those maintained by similarly situated tenants in general office/data center space located in the Dallas/Fort Worth metropolitan area with credit similar to Tenant. Such policy shall name Landlord and Landlord's lenders as additional insureds (but only to the extent relating to this Lease, the Premises and use thereof and/or Tenant's obligations and liabilities hereunder) and shall contain a provision or endorsement providing that the insurance afforded by such policy for the benefit of Landlord shall be primary as respects any claims, losses, or liabilities arising out of the use of the Premises by the Tenant or by Tenant's operation and that any insurance carried by Landlord shall be excess and non-contributing.

3.
Leasehold Improvement and Contents Insurance.    Policies of insurance covering all leasehold improvements which are a part of the Premises or constructed in connection with making Tenant Alterations or other leasehold improvements to the Premises (such as above ceiling HVAC installations and non-standard sprinkler grids), merchandise and other contents from time to time during the term of this Lease in, on,or upon the Premises, in an amount not less than one hundred percent (100%) of their actual replacement cost from time to time during the term of this Lease (but with a reasonable deductible), providing protection against any peril included within the classification of "All Risks," and coverage against sprinkler damage, vandalism and malicious mischief. Landlord shall be named as an additional insured and loss payee under any such policy or policies but only for the coverages required of Tenant under this Section 7.03A. The proceeds of such insurance, so long as this Lease remains in effect, shall be used for the repair or replacement of the property so insured.

4.
Business Interruption Insurance.    Loss of income or business interruption insurance in such amounts as Tenant determines to be necessary or appropriate to reimburse Tenant for direct or indirect loss of profits, earnings or damage to its business attributable to all perils attributable to casualty loss or prevention of access to the Premises, to the Building or to the Project as a result of such casualty loss or similar perils, which insurance may be carried with third-party insurance carriers or self-insured by Tenant at Tenant's option, but the foregoing right to self-insure against such losses has been specifically negotiated between the parties and Tenant agrees that it will not seek any recovery against Landlord for any reason whatsoever, INCLUDING ANY FAULT OR NEGLIGENCE OF LANDLORD, for such losses whether covered by third-party insurance or self-insurance. Notwithstanding anything otherwise set forth herein, such coverage shall at all times provide Tenant protection for at least one (1) year of such losses.

B.
Insurance Company Requirement.    All third-party insurance carried by Tenant hereunder shall be issued by responsible and financially solvent insurance companies that are qualified to do business in the State of Texas.

C.
Waivers of Subrogation.    All insurance policies set forth in Section 7.03A shall include waiver of subrogation clauses in favor of Landlord and its successors, assigns and lenders.

D.
Certificates of Insurance.    Tenant shall, prior to the Commencement Date, deliver to Landlord certificates of insurance (on ACCORD form 27) evidencing the existence and amounts of such insurance, showing that Landlord and its mortgagees are additional insureds, and stating that none of the policies shall be terminated or amended without thirty (30) days prior written notice to Landlord, shall be delivered to Landlord by Tenant prior to Tenant's occupancy of the Premises or any portion thereof.

E.
Certain Requirements of Policy.    Each such policy shall provide that it shall not be cancelable or subject to reduction of coverage or otherwise subject to modification except after thirty (30) days prior written notice to the parties named as insureds or additional insureds. Tenant shall, at least ten (10) days prior to the expiration of any such policy, furnish Landlord with certificates of renewal or certificates of replacement policies which fully comply with the requirements of this Lease, or Landlord, after written notice to Tenant and an opportunity to cure such default as provided in Section 13.01B, may order such insurance and charge the cost thereof to Tenant, which amount shall be payable by Tenant upon written demand.

F.
Blanket Insurance/Self Insurance.    Tenant, but not any assignee or sublessee of Tenant, except for an assignee which is Tenant's Parent Company or Affiliate (as defined in Section 11.02A below) with a financial strength equal to or better than tenant's financial strength, shall have the option, (a) to maintain and provide or maintain any insurance required by this Lease under blanket insurance policies maintained by Tenant or (b) provide and maintain all required insurance through such alternative risk management programs as Tenant may provide from time to time (such types of alternative risk management programs being herein collectively and severally referred to as "self insurance"), provided (a) such self insurance does not thereby decrease the insurance coverage or limits set forth in paragraph A of this Section, (b) adequate reserves are maintained to cover all self-insured risks, and (c) the self insurance program complies with all applicable Laws. If Tenant elects to self insure any of the coverages required under paragraph A of this Section, then, prior to undertaking such self-insurance program, Tenant shall deliver to Landlord a written notice of such undertaking which notice shall (1) state the limits of the self-insurance program and individual coverages, (2) state the reserves maintained with respect to the self insurance, (3) be accompanied by reasonable evidence that the self insurance program complies with applicable Laws, (4) state the amount of any excess coverage insured by third parties and the identity of such third party insurers, and (5) state that Tenant affirms its obligations to Landlord to act as an insurer under the coverages required under paragraph A of this Section. Tenant expressly waives any right of recovery against Landlord to the full extent of any such self insurance program maintained by Tenant just as if Tenant had acquired such coverage from a third party insurance carrier. Each of the parties agree that the foregoing release and waiver applies to any deductibles or self-insured retentions or the like maintained by such party. In addition to the foregoing, any self insurance shall be deemed to contain all of the terms and conditions and satisfy all the requirements applicable to such insurance as required in this section of this Lease and shall be deemed to provide all coverage provided by the policies described in paragraph A of this Section, including without limitation the waiver of subrogation contained in Section 7.05 below and the waiver of subrogation requirements in paragraph C of this Section. If self insurance is provided, Tenant will provide certificates of insurance satisfying the requirements of paragraph D of this Section (which certificates shall be on ACCORD Form 27). If Tenant elects to self insure, then, with respect to any claims that may result from incidents occurring during the term of this Lease, such self insurance obligation shall survive the expiration or earlier termination of this Lease to the same extent as the required insurance would survive same.

SECTION 7.04    LANDLORD'S INSURANCE.

A.
Required Insurance.    Landlord shall at all times during the term of this Lease carry and maintain the following insurance:

1.
Commercial General Liability.    Commercial general liability insurance adequate to protect Landlord against liability for injury to or death of any person or damage in connection with the Project.

2.
Casualty Insurance.    Casualty insurance policy that covers the Base Building of each structure on the Project (excluding property required to be insured by Tenant or other tenants) providing protection against all perils included within the classification of "All Risks", together with insurance against sprinkler damage, vandalism and malicious mischief, and such other risks as Landlord may from time to time determine and with any reasonable deductibles as Landlord may from time to time determine. Such All Risks policy shall be issued for 100% of the replacement costs of the Building. Landlord shall carry such casualty insurance for its equipment as it deems necessary or appropriate.

3.
Rent Loss Insurance.    Landlord may carry rental loss insurance in such amounts as it deems necessary or appropriate from time to time.

B.
Additional Insurance.    Landlord shall have the right to carry any and all insurance required by its lenders or any other insurance that a landlord or owner of commercial office buildings and data centers would generally carry or have a right to carry.

C.
Blanket Insurance.    Any insurance provided for in this Section 7.04 may be effected by a policy or policies of blanket insurance, covering additional items or locations or assureds, provided that the requirements of this Section are otherwise satisfied.

SECTION 7.05    WAIVER OF SUBROGATION.    To the extent such waivers are obtainable from third-party insurance carriers, Landlord and Tenant each hereby waive their respective rights of recovery against the other for injury or loss due to hazards covered by insurance, including self-insurance, either carried by or required in this Lease to be carried by such party, and each agree to obtain a waiver of subrogation from its third-party insurance carriers, and each releases the other from any damage to the property of the other or under its control, including in such release each such parties' officers, directors, and employees and each parties' interest in the Project by fire or other casualty (including liability for loss of rent or loss of profits or other loss) to the extent such damage or loss is insured against under a policy or policies of insurance, including any self-insured retentions, deductibles, "captive" insurance carriers, or other self-insurance maintained by such party, whether or not such damage may be attributable to the negligence or act of such party(ies) or its/their respective agents, invitees, contractors, servants, or employees. Such waiver shall in no way be construed or interpreted to limit or restrict any indemnity or other waiver made by any party under the terms of this Lease to the extent such loss is not required to be insured against under this Lease.

ARTICLE 8

CONDEMNATION

SECTION 8.01    LANDLORD'S OPTION TO TERMINATE.    In the event the Building or Parking Facilities, or any portion thereof necessary, in the opinion of Landlord, to the continued efficient and/or economically feasible use of the Building shall be taken or condemned, either temporarily or permanently, in whole or in part for public purposes, or sold to a condemning authority under threat of condemnation to prevent taking, then the term of this Lease may, at the sole option of the Landlord, forthwith cease and terminate.

SECTION 8.02    TENANT'S RIGHT TO TERMINATE.    If 25% or more of the Premises are condemned or transferred in lieu of condemnation to an entity with the power of condemnation, then Tenant shall have the right to terminate this Lease upon written notice delivered to Landlord by Tenant within five (5) business days after title to such space has been transferred to the condemning authority; otherwise, this right of termination shall expire without further action by any party.

SECTION 8.03    EFFECT ON RENT.    In the event of termination of this Lease, all Rent due from Tenant to Landlord shall be abated and terminated for the remaining Term of the Lease after the date of termination of the Lease. If Landlord and Tenant, if applicable, elect not to terminate this Lease, then Landlord shall grant a reasonable reduction in Rent to Tenant to reflect any reduction in the space constituting the Premises and/or any reduction in Tenant's parking rights in the Parking Facilities as a result of such partial condemnation.

SECTION 8.04    AWARD.    Under all circumstances and without regard to whether or not the Lease is terminated, the Landlord shall receive the entire award for land, buildings, and improvements. Tenant hereby expressly assigns to Landlord any and all right, title, and interest of Tenant now or hereafter arising in and to any such award for the land, buildings, and such other improvements as are paid for by Landlord. Tenant shall have the right to recover from such authority, but not from Landlord, any compensation as may be awarded to Tenant on account of moving and relocation expenses and depreciation to and removal of Tenant's personal property.

ARTICLE 9

LIENS

Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished, or obligations incurred by or for Tenant. In the event that Tenant shall not, within twenty (20) days following the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of or defense against the claim giving rise to such lien. All sums paid by Landlord and all expenses incurred by it in connection therewith shall create automatically an obligation of Tenant to pay, on written demand, an equivalent amount, plus interest thereon as provided in Section 16.12 herein, as Rent. No work that Landlord permits Tenant to perform in the Premises shall be deemed to be for the use and benefit of Landlord so that no mechanics or other lien shall be allowed against the estate of Landlord by reason of its consent to such work. Landlord shall have the right to post notices that it is not responsible for payment for any such work.

ARTICLE 10

TAXES ON TENANT'S PROPERTY

If billed directly to Tenant, Tenant shall, as and when required by Law, pay to the applicable taxing authority and, if billed to Landlord, Tenant shall, within thirty (30) days after receipt of written notice from Landlord, pay to Landlord, any and all taxes and assessments levied against any personal property or trade or other fixtures placed by Tenant in or about the Premises, including any additional real estate taxes or assessments which may be levied against the Building by reason of installation of Tenant Alterations.

ARTICLE 11

SUBLETTING AND ASSIGNING

SECTION 11.01    GENERAL PROHIBITION ON SUBLEASING AND ASSIGNMENT.    Except to a Parent, Affiliate or Subsidiary of Tenant (as each such term is defined below), Tenant shall not assign this Lease, or allow it to be assigned, in whole or in part, by operation of law or otherwise or mortgage or pledge the same, or sublet the Premises, or any part thereof, without the prior, written consent of Landlord.

SECTION 11.02    PERMITTED ASSIGNMENTS AND SUBLEASES AND CONDITIONS TO APPROVALS.

A.
Permitted Sublease to an Affiliate, Parent, or Subsidiary.

1.
Assignment to Affiliate, Parent or Subsidiary.    Tenant may sublease or assign its rights under this Lease to a Parent Company, an Affiliate, or a Subsidiary without Landlord's prior, written consent, but Tenant shall remain primarily liable for payment of all Rent and the performance of all Tenant's obligations under this Lease.

2.
Definitions.    A "Parent Company" of Tenant is a corporation, which directly owns at least fifty-one percent (51%) of the outstanding common voting stock of Tenant. An "Affiliate" of Tenant is any corporation fifty-one percent (51%) or more of the stock of which is owned, directly or indirectly, by Tenant or Tenant's parent company. A "Subsidiary" of Tenant is any corporation fifty-one percent (51%) or more of which is owned by Tenant.

3.
Required Notice.    If Tenant desires to sublet or assign all or any part of the Premises to a Subsidiary, Affiliate or Parent Company, it shall so notify Landlord at least ten (10) business days in advance of the date on which Tenant desires to make such assignment or sublease and shall provide Landlord with such information as Landlord may reasonably request concerning the proposed sublessee or assignee, including the identity of the proposed sublessee or assignee and information which establishes the proposed sublessee or assignee as a Parent Company, Affiliate, or Subsidiary of Tenant.

B.
Conditions to Approval for Assignment to Entity other than a Parent Company, Affiliate, or Subsidiary.

1.
Required Notice and Information.    Except as provided in Section 11.02A above, if the Tenant desires to assign or sublet all or any part of the Premises to a third party, it shall so notify Landlord that Tenant desires to make such assignment or sublease and shall provide Landlord with a copy of the proposed assignment or sublease, and such information as Landlord might reasonably request concerning the proposed sublessee or assignee to allow Landlord to make informed judgments as to the financial condition, reputation, proposed use (and no telemarketing use shall be permitted), operations, and general desirability of the proposed subtenant(s) or assignee(s).

2.
Landlord's Options.    Within twenty (20) days after Landlord's receipt of Tenant's proposed assignment or sublease, and all requested information concerning the proposed subtenant(s) or assignee(s), Landlord shall, in its sole discretion, have the option to:

(a)
Consent.    Consent to the proposed assignment or sublease, in which event (i) without limiting the assignee's or subtenant's responsibilities and obligations under the applicable assignment, Tenant shall remain primarily liable for payment of all Rent and the performance of all Tenant's obligations under this Lease and (ii) if the rent due and payable by any assignee or sublessee under any such permitted assignment or sublease (grossed up by any bonus, allowance or other payments or credits allowed to the assignee or subtenant and any other consideration paid by Tenant to or on behalf of the assignee or subtenant and reduced by the reasonable commissions paid by Tenant to a broker to secure the subtenant or assignee, reasonable legal fees incurred by Tenant to negotiate the assignment or sublease agreement and the actual dollars paid by Tenant to retrofit the Premises for use by the assignee or subtenant) exceeds the Rent payable under the Lease for such space, Tenant shall pay to Landlord fifty percent (50%) of such excess rent and other excess consideration within five (5) business days following receipt thereof by Tenant, but Landlord shall not be entitled to participate in any consideration received by Tenant for the sale of its assets (other than consideration for the Lease). Tenant may, in connection with any such assignment or sublease, transfer title to personal property located in the Premises and any consideration paid by the assignee or subtenant for such personal property shall not be considered as part of the proceeds of the assignment or sublease so long as the consideration paid does not result in a reduction of basic rent under the sublease or the rent or payment received in connection with an assignment. The foregoing sharing arrangement will not apply to a spin-off of any portion of Tenant's business; provided, however, if there is any actual assignment or sublease executed in connection with any such spin-off, the sharing arrangement set forth above shall apply.

    (b)
    Refuse to Consent.    Refuse its consent to the proposed assignment or sublease.

  3.
  Deemed Consent.    Landlord's consent to the third party assignment shall be deemed granted if Landlord does not respond to Tenant's request within twenty (20) days after Landlord's receipt of all information and items required under Section 11.02B1 above.

SECTION 11.03    CONTINUING LIABILITY.    No consent by Landlord to any assignment or sublease by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether arising before or after the assignment or sublease. The consent by Landlord to any assignment or sublease shall not relieve Tenant from the obligation to obtain Landlord's express written consent to any other assignment or sublease. Any assignment or sublease, which is not in compliance with this Section 11, shall be voidable and, at the option of Landlord, shall constitute a material default by Tenant under this Lease. The acceptance of rent by Landlord from a proposed assignee or sublessee shall not constitute the consent to such assignment or sublease by Landlord.

SECTION 11.04    SALE BY TENANT.    Any sale or other transfer, including by consolidation, merger or reorganization, of a majority of the voting stock of Tenant, if Tenant is a corporation, or any sale or other transfer of a majority in interest (whether of profits, losses, capital, or voting power) or a majority of the persons composing the managers of the partnership, if Tenant is a partnership, shall not be an assignment for purposes of this Article 11, if the leasehold estate of Tenant under this Lease constitutes all or substantially all of the assets of Tenant as of the date of the sale or other transfer.

SECTION 11.05    TENANT'S FAILURE TO OCCUPY.    If at any time during the term of this Lease, Tenant or an affiliate of Tenant is not occupying the Building (or a portion thereof), or has advised Landlord that it does not intend to occupy the Building (or a portion thereof) in the future, Tenant shall promptly provide Landlord with written notice of such decision and Landlord will thereafter have the right to market the Building (or applicable portion thereof) for lease or sublease and, if successful, enter into a sublease or lease, as applicable. Tenant shall be permitted to reoccupy any portion of the Premises once it has vacated such space in the Building provided Tenant is not then in default under this Lease and Landlord is not then conducting bona fide negotiations with a third party to lease or sublease such vacated space. If at any time after the first eighteen (18) months of the term Tenant vacates any portion of the Premises, Tenant shall use its best efforts to thereafter promptly consolidate its remaining employees in the Building into that certain minimum number of floors, or portion thereof, in the remaining portion of the Premises. In addition, if Tenant vacates any portion of the Premises at any time after the first eighteen (18) months of the term, it shall use its best efforts to surrender that portion of the Premises in the largest and most contiguous block of space as is commercially practicable so that Landlord can market such vacated space. If Tenant vacates any portion of the Premises during the first eighteen (18) months of the term, Landlord shall be entitled to request that Tenant use its best efforts to promptly consolidate its remaining employees in the Building into that certain minimum number of floors, or portion thereof, in the remaining portion of the Premises at the sole cost and expense of Landlord, but Tenant shall not be obligated to effect such consolidation. If

Tenant occupies less than one-half of the Building at any time after the first eighteen (18) months of the term, then Landlord shall have the right to enter into one or more leases or subleases for that portion of the Premises that Tenant is then occupying and upon forty-five (45) days advance notice from Landlord, Tenant shall thereafter promptly vacate the Premises. If Tenant has previously vacated any portion of the Premises and then subsequently reoccupies such vacated space in accordance with the second sentence in this Section 11.05, Tenant's subsequent reoccupancy of such previously vacated space shall not be included for purposes of calculating the portion of the Building that Tenant is then occupying. If Landlord elects to enter into a direct lease for the Premises (or any portion thereof), then (i) Landlord shall have the right to terminate this Lease (or applicable portion thereof), in which event Tenant will deliver the Premises (or applicable portion thereof) to Landlord in the required condition under Section 1.03 of this Lease within forty-five (45) days after receiving a written notice from Landlord stating that it is terminating the Lease (or applicable portion thereof), (ii) Tenant will promptly enter into a termination agreement, modification agreement or lease amendment, as appropriate, in such form as is required by Landlord which termination will be effective on the day prior to the date the New Tenant occupies its leasehold space in the Building for the purpose of conducting its business with the general public (the "Termination Date"), provided that such termination agreement, modification agreement or lease amendment, as appropriate, shall not increase Tenant's obligations under the Lease (or applicable portion thereof) or impose any liability on Tenant for obligations under this Lease, save and except for those obligations which survive the termination of this Lease (or applicable portion thereof) by express provision or by the nature of the applicable provision or obligation, and (iii) such termination agreement, modification agreement or lease amendment, as appropriate, shall provide that Tenant shall pay Landlord within thirty (30) days of Tenant's receipt of an invoice therefor (which invoice shall not be sent to Tenant until the Termination Date) that certain amount equal to the lesser of (x) the sum of (a) the tenant improvement allowance or any other allowance that Landlord pays to any tenant (the "New Tenant") that occupies the Building (or any portion thereof) under a direct lease with Landlord; (b) any brokerage, consulting or finder's fees that Landlord pays to any real estate broker, agent, consultant or finder that represents Landlord and/or such New Tenant; (c) amounts expended to improve the Building in connection with the lease to New Tenant; and (d) Landlord's legal fees to negotiate such direct lease with New Tenant; (y) $58.00 per square foot of the Premises (or applicable portion thereof), and (z) all Basic Rent payments for the Premises (or applicable portion thereof) which remain due and owing from the Termination Date through the expiration of the term of the Lease discounted at a rate of six percent (6%) per annum (discounted monthly) to the Termination Date and adjusted for any amounts Tenant has paid in advance to Landlord, if any. If Landlord elects to enter into a sublease, Tenant agrees to (a) accept Landlord's sublessee, (b) provide an estoppel certificate to the proposed subtenant and Landlord setting forth such statements as are reasonably required by Landlord or the proposed subtenant, provided, however, Tenant shall not be obligated to provide any statements to Landlord or the proposed subtenant other than those statements that Tenant is required to deliver to Landlord under the provisions of Section 16.01 of this Lease, and (c) promptly enter into the form of sublease negotiated by Landlord and the proposed subtenant, provided that such sublease shall not increase Tenant's liability under this Lease or bind Tenant to any covenants or conditions not contained in this Lease and such sublease shall provide, in relevant part, that Tenant shall receive that portion of the Average Sublease Rent (as defined below) which exceeds an amount equal to the lesser of (x) the sum of (i) the tenant improvement allowance or any other allowance that Landlord pays to such subtenant, (ii) any brokerage, consulting or finder's fee that Landlord pays to any real estate broker, consultant, agent or finder that represents Landlord and/or such subtenant; (iii) amounts expended to improve the Building in connection with the sublease to subtenant; and (iv) Landlord's legal fees to negotiate such sublease with the subtenant; or (y) $58.00 per square foot of the Premises (or applicable portion thereof) (any such amount payable to Tenant, the "Excess Sublease Rent") until and to the extent that the Excess Sublease Rent exceeds the amount of Basic Rent then being paid by Tenant, provided Landlord has first recovered all of its costs under subsection (x) above, after which time Landlord and

Tenant shall each receive one-half (1/2) of the amount by which the Average Sublease Rent exceeds the Basic Rent then being paid by Tenant (the "Increased Basic Rent"). Tenant's pro rata share of the Operating Expenses shall terminate as to the portion of the Premises subleased upon the date when such subtenant occupies the subleased Premises for the purpose of conducting its business with the general public. As used herein, "Average Sublease Rent" shall mean the weighted average of the Basic Rent payable by a subtenant to Landlord over the entire term of such subtenant's lease obligation, including Basic Rent payable by the subtenant under the sublease during the remaining term of the Lease and Basic Rent payable by subtenant during the primary term (but not any renewal or extension term) of any direct lease with Landlord which commences immediately upon expiration of the sublease (and the Lease term) and which is documented in conjunction with the sublease. Any amounts of Excess Sublease Rent or of Tenant's share of Increased Basic Rent due to Tenant shall be payable monthly by Landlord within fifteen (15) days after monthly Basic Rent payments from the subtenant are received by Landlord. If Landlord locates a prospective subtenant for a portion of the Premises and enters into a sublease with such prospective subtenant, then Tenant will only be obligated to pay Landlord the Basic Rent Tenant is then paying under this Lease for the remainder of the term of this Lease (plus the Additional Rent on any portion of the Premises not subleased as provided under Section 5.01 E.), Tenant shall not be obligated for any actions or failure to act by such subtenant or damages to the Premises incurred by Landlord which result from, arise out of or are caused by such subtenant, and Tenant's obligations to pay any other sums or owe any other duty to Landlord under the Lease for the portion of the Premises which is then being subleased shall thereafter terminate. In any event, Tenant will cooperate with Landlord in its efforts to secure a new tenant or subtenant for the Building, including signing documents not identified above which are reasonably necessary to accommodate such subleasing or leasing. Tenant acknowledges and agrees that once Landlord enters into a direct lease with New Tenant and/or a sublease with any sublessee, Landlord shall have the right to immediately thereafter commence and complete construction of the New Tenant's or sublessee's leasehold premises and that such construction shall not constitute a breach of Section 4.05 or any other provision of this Lease by Landlord.

SECTION 11.06    ASSUMED LIABILITIES.    Each assignee, sublessee, and transferee (including but not limited to an assignee by assignment made pursuant to the provisions of Title 11 U.S.C. Section 101 et seq. as amended and in effect from time to time), other than Landlord, shall assume all obligations of Tenant under this Lease (including without limitation, those contained in this Section 11 on subletting, assignment, transfer, hypothecation, sale, and encumbrance), and shall be and remain liable jointly and severally with Tenant for the payment of all Rent and for the performance of all the terms, covenants, conditions, and agreements herein contained on Tenant's part to be performed for the term of this Lease. No assignment shall be binding on Landlord unless the assignee or Tenant shall deliver to Landlord a counterpart of the assignment satisfactory in substance and form to Landlord, consistent with the requirements of this Section 11.06, but the failure or refusal of the assignee to execute such instrument of assumption shall not release or discharge the assignee from its liability as set forth above.

SECTION 11.07    BANKRUPTCY OF TENANT.    If this Lease is assigned to any person or entity pursuant to the provisions of the Federal Bankruptcy Code, Title 11 U.S.C. Section 101, et seq., as subsequently amended (the "Bankruptcy Code"), any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment will be paid or delivered to Landlord (which shall include the cure of any existing monetary defaults by payment of same to Landlord and the cure of any non-monetary defaults by performance within ten (10) business days of the assumption of this Lease by Assignee), will be and remain the exclusive property of Landlord and will not constitute property of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord will be held in trust for the benefit of Landlord and be promptly paid to or turned over to Landlord. For purposes of Section 365(f) (2) of the Bankruptcy Code "adequate assurances of future performance" will include, but not be limited to, net worth and credit-worthiness equal to that of Tenant on the Commencement Date of this Lease, the deposit of a sum equal to three (3) months' Basic Rent and then applicable Additional Rent as a Security Deposit and the promise to cure all non-monetary defaults within sixty (60) days after there has been an order for relief under applicable bankruptcy law. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, will be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee will upon demand execute and deliver to Landlord an instrument confirming such assumption.

SECTION 11.08    BANKRUPTCY OF ASSIGNEE.    If Tenant assigns this Lease to any party and such party or its successors or representatives causes termination or rejection of this Lease pursuant to applicable bankruptcy law, then, notwithstanding any such termination or rejection, Tenant (A) shall remain fully liable for the performance of all covenants, agreements, terms, provisions and conditions contained in this Lease, as though the assignment never occurred and (B) shall, without in any way limiting the foregoing, in writing ratify the terms of this Lease, as same existed immediately prior to the termination or rejection.

ARTICLE 12

TRANSFERS BY LANDLORD

SECTION 12.01    SALE OF THE PROJECT.    Landlord has the unrestricted right to sell, transfer or assign its rights in the Building, the Project, the Complex, this Lease, or any portion of the foregoing without Tenant's authority or approval. In the event of a sale or conveyance by Landlord of the Project and/or the Building, the same shall operate to release Landlord from any and all liability and obligations under this Lease arising after the date of such sale to the extent such liability and obligations are transferred to a third party. Tenant's right to quiet possession of the Premises shall not be disturbed so long as Tenant shall pay the Rent and observe and perform all of the provisions of this Lease to be observed and performed by Tenant, unless this Lease is terminated pursuant to specific provisions relating thereto or contained herein. Landlord shall have the unrestricted right to assign its rights under this Lease. If Tenant has made or makes any security deposit with Landlord, Landlord may transfer such security deposit to the purchaser, and thereupon Landlord shall be discharged from any further liability in reference thereto.

SECTION 12.02    SUBORDINATION AND ATTORNMENT.

A.
Lease Subordinate to Mortgages.    This Lease shall be subject and subordinate to the lien of any and all mortgages and deeds of trust granted by Landlord, its successors and assigns, regardless of whether such lease, mortgages or deeds of trust now exist or may hereafter be created with regard to all or any part of the Project, and to any and all advances to be made thereunder, and to the interest thereon, and all modifications, consolidations, renewals, replacements, and extensions thereof, provided that the holder of any such lien, mortgage, or deed of trust executes and delivers to Tenant a form of subordination, non-disturbance and attornment agreement ("SNDA") in the form of Exhibit J attached hereto or another form required by the Lender that is commercially reasonable. Tenant agrees that it will execute and deliver to the holder of each such lien, mortgage or deed of trust the SNDA in the form of Exhibit J attached hereto or such other commercially reasonable form required by any such holder. Tenant also agrees that any mortgagee or trustee may elect to have this Lease prior to any lien of its mortgage or deed of trust, and in the event of such election and upon notification by such mortgagee or trustee to Tenant to that effect, this Lease shall be deemed prior to said mortgage or deed of trust, whether this Lease is dated prior to or subsequent to the date of said mortgage or trust deed.

B.
Sale or Assignment of Interest in Premises.    Tenant shall, in the event of the sale or assignment of Landlord's interest in the Premises (except in a sale-leaseback financing transaction), or in the event of the termination of any lease in a sale-leaseback financing transaction wherein Landlord is the lessee, attorn to and recognize such purchaser or assignee or mortgagee as Landlord under this Lease.

C.
Attornment.    Tenant shall, in the event of any proceedings brought for the foreclosure of, or in the event of the exercise of the power of sale under, any mortgage or deed of trust covering the Premises, attorn to and recognize such purchaser or assignee or mortgagee as Landlord under this Lease.

D.
Landlord's Successors.    Landlord's successors shall not be liable for Landlord's breaches or defaults, if any, under this Lease.

ARTICLE 13

DEFAULT

SECTION 13.01    DEFAULTS BY TENANT.    The occurrence of any of the following shall constitute a default and breach of this Lease by Tenant:

A.
Monetary Defaults.    Any failure by Tenant to pay the Rent or to make any other payment required to be made by Tenant hereunder when due. Notwithstanding the preceding sentence, Tenant shall not be in default with respect to the first two (2) failures in a calendar year, if Tenant pays the Rent or such other amount within five (5) days after Landlord delivers to Tenant written notice specifying such failure. After Landlord provides such notice in a calendar year pursuant to the preceding sentence, Tenant shall be entitled to no further notices of any such failure during the applicable calendar year.

B.
Non-Monetary Defaults.    Any failure by Tenant to observe and perform any non-monetary provision of this Lease to be observed or performed by Tenant or to make any payment of money to be made by Tenant under this Lease, other than the payment of Basic Rent, where such failure continues for thirty (30) days after written notice to Tenant (or such additional period as may be reasonably required to cure such failure if the same may not be reasonably cured within thirty (30) days, provided that Tenant promptly commences such cure and thereafter diligently prosecutes such cure to completion).

C.
Insolvency.    Tenant cannot meet its obligations as they become due; or is declared insolvent according to any law; or assignment of Tenant's property is made for the benefit of creditors; or a receiver or trustee is appointed for Tenant or its property; or the interest of Tenant under this Lease is levied on under execution or under other legal process; or any petition is filed by or against Tenant to declare Tenant bankrupt or to delay, reduce or modify Tenant's capital structure if Tenant be a corporation or other entity (provided that no such levy, execution, legal process or petition filed against Tenant shall constitute a breach of this Lease if Tenant shall vigorously contest the same by appropriate proceedings and shall remove or vacate the same within thirty (30) days from the date of its creation, service or filing).

SECTION 13.02    REMEDIES OF LANDLORD.    Upon the occurrence of any event of default specified in this Lease, Landlord, at its option, may have one or more of the following remedies, in addition to all other rights and remedies provided at law or in equity:

A.
Damages.    Landlord may terminate this Lease and without further notice, take possession of the Premises and be entitled to recover as damages a sum of money equal to the total of (1) the cost of recovering the Premises, (2) the unpaid Rent earned at the time of termination, plus interest thereon, (3) Late Charges on unpaid Rent and accrued interest thereon, (4) damages for the present value of the balance of the Rent for the remainder of the Term using a discount rate of ten percent (10%) less the fair market value for the Premises for the remainder of the Term using a discount rate of ten percent (10%) which fair market value shall be calculated (i) using only the remaining Term of the Lease, (ii) assuming a six month vacancy for marketing, and (iii) including no brokerage commissions or tenant improvement allowance, (5) reasonable costs of reletting and refurbishing the Premises, and (6) any other sum of money and damages owed by Tenant to compensate Landlord for the detriment caused by Tenant's failure to perform its obligations under this Lease specifically including, without limitation, the unamortized portion of any out-of-pocket expense by Landlord in connection with this Lease.

B.
Perform the Breached Covenant or Agreement.    If Tenant's default is under Section 13.01B above, Landlord may, without obligation, and without waiving or releasing Tenant from the default or any other default or any other obligations of Tenant, perform the covenant, condition or agreement which is the subject of the default. All sums so paid by Landlord and all costs incurred by Landlord, including attorneys' fees, together with interest at the highest rate allowed by law but not in excess of the maximum rate that Landlord is permitted by law to charge, shall be payable to Landlord within thirty (30) days after written demand and Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy hereunder) the same rights and remedies in the event of the non-payment thereof by Tenant as in the case of default by Tenant in the payment of rent.

C.
Termination of Right to Possession/Reletting Premises.

1.
Taking Possession of Premises, Expelling Tenant, and Changing Locks.    Landlord may terminate Tenant's right of possession of the Premises without terminating this Lease, and without notice and demand, enter upon the Premises or any part thereof and take absolute possession of the same, expel or remove Tenant and any other person or entity who may be occupying the Premises, and change the locks.

2.
Reletting of Premises.

(a)
Obligation to Use Some Efforts to Relet.    If Landlord elects to terminate Tenant's right to possession of the Premises without terminating this Lease, Tenant shall continue to be liable for all Rent and Landlord agrees to use objectively reasonable efforts to relet the Premises, or any part thereof, to a substitute tenant or tenants, which reletting may be for a period of time equal to or lesser or greater than the remainder of the Term on whatever terms and conditions Landlord, in Landlord's commercially reasonable judgment, deems advisable.

(b)
Meaning of Objectively Reasonable Efforts.    The term "objectively reasonable efforts" shall mean that Landlord shall, not more than thirty (30) days after terminating Tenant's possession of the Premises, place the Premises on Landlord's inventory of available space, make Landlord's inventory available to brokers on request, advertise the Premises (along with Landlord's other inventory, if Landlord so chooses) for lease in a suitable trade journal or newspaper, and show the Premises (or portion thereof) to prospective tenants requesting to see the Premises or portion thereof. Notwithstanding the foregoing or any other provision to the contrary contained in this Lease, objectively reasonable efforts to relet the Premises shall not (i) require Landlord to give priority to the Premises over other premises owned or managed by Landlord or its affiliates; (ii) require Landlord to relet for less than market rent; (iii) require Landlord to relet to a tenant (or for a use) which is not in keeping with the standards of the Complex; or (iv) require Landlord to enter into a lease or sublease for less than the entire Building. Tenant shall be given a credit against the Rent due from Tenant to Landlord during the remainder of the Term in the net amount of rent received from the new tenant; however, the net amount of such rent received from the new tenant shall first be applied to:

      (i)
      all costs incurred by Landlord in reletting the Premises (including, without limitation, remodeling costs, brokerage fees, legal fees, advertising costs and the like);

      (ii)
      the accrued sums, plus interest and late charges if in arrears, under the terms of this Lease;

      (iii)
      Landlord's reasonable cost of recovering possession of the Premises; and

      (iv)
      the cost of storing (for a period not to exceed thirty (30) days unless a longer period is mandated by law or judicial decree, after which period Tenant acknowledges that Landlord shall have the right to sell or give such property away and apply any proceeds therefrom to amounts owed by Tenant to Landlord hereunder) any of Tenant's property left on the Premises after reentry.
    (c)
    Reletting Not Election to Terminate.    Reletting of the Premises shall not be construed as an election on the part of Landlord to terminate this Lease.

    (d)
    Landlord's Right to Terminate Lease Following Reletting.    Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

    (e)
    Default of Substitute Tenant.    Notwithstanding any provision in this Section 13 to the contrary, upon the default of any substitute tenant or upon the expiration of the lease term of such substitute tenant before the expiration of the Term, Landlord may, at Landlord's election, either relet to still another substitute tenant or otherwise exercise its rights under this Section 13.
D.
Termination of Lease.    Landlord may terminate this Lease only by delivering to Tenant written notice of termination. If Landlord enters on the Premises with the intent of taking possession thereof and Landlord has not sent a written notice of termination of this Lease, then Landlord shall be deemed to have exercised its right of possession pursuant to paragraph C of this Section.

E.
Limitation on Landlord Liability.    Any entry into and possession of the Premises by Landlord under this Article shall be without liability or responsibility for damages to Tenant and shall not be in lieu of or in substitution for any other rights of Landlord hereunder at law or in equity.

F.
Landlord's Right to Bring Suit on Rent.    Tenant further agrees that Landlord may file suit from time to time to recover any sums due under the terms of this Article and that no recovery of any portion of the Rent due Landlord hereunder shall be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord.

G.
Automatic Termination of Lease/Bankruptcy.    If, at any time prior to the Commencement Date, any action is taken by or against Tenant in any court pursuant to any statutes pertaining to bankruptcy or insolvency or the reorganization of Tenant, Tenant makes any general assignment for the benefit of creditors, a trustee or receiver is appointed to take possession of all or substantially all of Tenant's assets or of Tenant's interest in this Lease, or there is an attachment, execution or other judicial seizure of all or substantially all of Tenant's assets or of Tenant's interest in this Lease, then this Lease shall ipso facto be canceled and terminated and of no further force or effect. In such event, neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or of any order of any court shall be entitled to possession of the Premises or any interest in this Lease and Landlord shall, in addition to any other rights and remedies under this Lease, be entitled to retain any rent, security deposit, or other monies received by Landlord from Tenant as liquidated damages.

H.
Tenant's Obligation to Mitigate.    Tenant shall also be obligated to use reasonable efforts to mitigate any losses suffered or to be suffered by Landlord on account of Tenant's default, any such reletting, or any Landlord default under this Lease.

SECTION 13.03    WAIVER OF STATUTORY LIENS.    Landlord and Tenant hereby waive any statutory liens that such party may have under law.

SECTION 13.04 DEFAULTS BY LANDLORD.

A.
Landlord Default.    Except as otherwise provided in this Lease, if Landlord fails to perform any of its obligations hereunder, and said failure continues for a period of thirty (30) days after written notice thereof from Tenant to Landlord (unless such failure cannot reasonably be cured within thirty (30) days and Landlord shall have promptly commenced to cure said failure within said thirty (30) days and continues diligently to pursue the curing of the same) then Landlord may be held to be in default hereunder.

B.
Money Judgments.    If Landlord shall be in default under this Lease and, if as a consequence of such default, Tenant shall have the right to recover a money judgment against Landlord, then such judgment shall be satisfied only out of the right, title, and interest of Landlord in the Project as the same may then be encumbered. If such judgment cannot be satisfied in full in such a manner, then Tenant may offset Rent until it has satisfied the full amount of such judgment. In no event shall Tenant have the right to levy execution against any property of Landlord other than its interest in the Project as hereinbefore expressly provided.

C.
Limited Right to Cure and Offset.    If (i) a Landlord default occurs, (ii) such default materially and adversely affects Tenant's operations in the Project, (iii) the default is reasonably possible to cure, and (iv) Tenant delivers at least five (5) days written notice that it intends to cure Landlord's default, then and only then Tenant shall have the right to cure Landlord's default. If such cure is accomplished, Tenant shall send copies of the paid invoices from the vendors who performed the work to complete the cure of Landlord's default. Landlord will, within thirty (30) days after receiving such invoices, reimburse Tenant for the invoiced costs. If Landlord fails to reimburse Tenant for any such invoiced costs within the required 30-day period, Tenant shall have the further right to offset such invoiced amount against the Basic Rent payments next becoming due, subject to the condition that the amount offset against any one installment of Basic Rent shall not exceed twenty-five percent of the Basic Rent installment.

D.
Notwithstanding the foregoing, so long as the Building is owned by Landlord, any partners of Landlord, any entity which directly or indirectly controls Landlord, any person whom directly or indirectly controls Landlord or any entity controlled directly or indirectly by Robert F. Maguire, or any entity in which Robert F. Maguire owns at least a 25% direct or indirect interest (provided Mr. Maguire also controls voting of such entity), Tenant will not exercise its cure or offset rights under paragraph C immediately preceding. Control may be achieved through ownership interests, voting interests, voting blocks or any combination of the foregoing.

ARTICLE 14

NOTICES

  All notices, consents, approvals, requests, demands, or other communications which Landlord or Tenant shall be required, or may desire, to serve on the other shall be in writing and may be served, by personal service, overnight delivery by a nationally recognized overnight delivery service or by depositing the same with the U.S. Postal Service, by registered or certified mail, postage prepaid, addressed as follows; (i) to Landlord at the address set forth in Item 8 of the Basic Lease Provisions and (ii) to Tenant at the address set forth in Item 8 of the Basic Lease Provisions. Any notices by mail as aforesaid shall be deemed delivered, served and given two (2) business days after deposit of the same with the postal authority. The addresses and telecopy numbers stated above shall be effective for all notices to the respective parties until written notice of a change of address is given pursuant to the provisions hereof. Any notice of default sent by any party pursuant to this Article 14 shall be concurrently sent by facsimile to the party(ies) to which such notices are to be given.

ARTICLE 15

(INTENTIONALLY DELETED)

ARTICLE 16

MISCELLANEOUS PROVISIONS

SECTION 16.01    ESTOPPEL CERTIFICATE.

A.
Tenant shall, within ten (10) days after receipt of written request therefor, without additional consideration, deliver an Estoppel Certificate, delivered to Landlord consisting of statements, if true, that:

1.
This Lease is in full force and effect, with rental paid through    [list applicable date];

2.
This Lease has not been modified or amended;

3.
Landlord is not in default and Landlord has fully performed all of Landlord's obligations hereunder, and any such further consents and instruments of a similar nature evidencing the agreement of Tenant to the mortgage or other hypothecation by Landlord of the reversionary interest of Landlord hereunder as may be reasonably requested by Landlord or any mortgagee of Landlord. In the event that, in Tenant's opinion, any of the above statements are not true, Tenant shall indicate its opinion of the true state of affairs by either (i) stating separately the correct entries or (ii) modifying the statement(s) above in order to make it (them), in Tenant's opinion, true and correct; and

4.
Such further matters as Landlord may reasonably require and Tenant reasonably approves.

B.
Failure to Deliver Estoppel Letter.    Tenant's failure to supply such estoppel certificate within thirty (30) calendar days of Tenant's receipt of such written request therefor shall be an event of default by Tenant (meaning that Tenant shall not be entitled to any further cure rights under Section 13.02 above), which shall entitle Landlord to recover from Tenant a $25.00 per day delay charge and any other remedies provided for in this Lease.

C.
Number of Permitted Estoppel Certificates.    After Tenant has delivered two (2) estoppel certificates in any one calendar year, Tenant shall not be required to deliver any further estoppel certificates during such calendar year, unless and until Landlord delivers to Tenant the sum of $1,000 for each such additional estoppel letter.

SECTION 16.02    Intentionally deleted.

SECTION 16.03    ATTORNEY'S FEES.    In the event of any legal action or proceeding brought by either party against the other arising out of this Lease, the prevailing party shall be entitled to recover reasonable attorney's fees and costs incurred in such action and such amount shall be included in any judgment rendered in such proceeding.

SECTION 16.04    WAIVER.    No waiver of any provision of this Lease or of any breach hereunder shall be deemed to be a waiver of any other provision hereof, or of any subsequent breach of the same or any other provision. Consent to or approval of any act requiring consent or approval shall not be deemed to render unnecessary the obtaining of consent to or approval of any subsequent act. No act or thing done by Landlord's agents during the term of this Lease shall be deemed an acceptance of a surrender of the Premises, unless done in writing signed by Landlord. The delivery of the keys to any employee or agent of Landlord shall not operate as a termination of the Lease or a surrender of the Premises. The acceptance of any Rent by Landlord following a breach of this Lease by Tenant shall not constitute a waiver by Landlord of such breach or any other breach unless such waiver is expressly stated in writing signed by Landlord.

SECTION 16.05    APPLICABLE LAW.    This Lease shall be governed by and construed pursuant to the laws of the State of Texas.

SECTION 16.06    COMMON FACILITIES.    "Common Facilities" shall mean those facilities and equipment which are used by Landlord in connection with the delivery of services to, and the operation, maintenance and/or repair of the Building, and/or the facilities and equipment which constitute Common Facilities, which, except as hereinafter provided, shall include, but not be limited to, (A) janitor closets, (B) lighting for parking and roads, walkways, pathways, and sidewalks, (C) any and all mechanical, electrical and telephone rooms, (D) elevator, pipe and other vertical and horizontal shafts, risers, ducts and flues, (E) the central plant, (F) all Base Building Systems and all components thereof, and (G) any area above an acoustical ceiling, as well as the area below floor surfaces and within walls. All such Common Facilities shall be subject to the control and management of Landlord. Tenant shall have no right to use any of the Common Facilities, except that Landlord will allow Tenant's qualified contractors to access the electrical room, telephone rooms, above ceiling areas, and risers used for installations of various conduit and wires in and to the Premises, provided (1) such contractors arrange access through Landlord and comply with Landlord's reasonable rules and regulations, (2) any installations in and modifications of such rooms, above ceiling areas and risers shall comply with all requirements pertaining to Tenant Alterations, and (3) Landlord shall have the right to approve all such installations and modifications to any such rooms, above ceiling areas and risers (not to be unreasonably withheld). Notwithstanding the foregoing, during the term of this Lease, Landlord shall not have access to the Secured Areas unless (i) in the event of an emergency, or (ii) Landlord is accompanied into such Secured Areas by an employee, agent or representative of Tenant. In the event Tenant fails or refuses to provide security for the Secured Areas twenty-four hours per day, seven days per week during the term, then Tenant shall immediately thereafter provide Landlord with keys, a valid access pass card and/or security codes to such Secured Areas.

SECTION 16.07    SUCCESSORS AND ASSIGNS.    Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

SECTION 16.08    BROKERS.    Tenant warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the broker named in Item 6 of the Basic Lease Provisions (the "Tenant's Broker"), and that it knows of no other real estate broker(s) or agent(s) who is (are) or might be entitled to a commission in connection with this Lease. Landlord warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease and knows of no other real estate broker or agent who is entitled or might be entitled to a commission in connection with this Lease. Tenant acknowledges and agrees that Tenant is solely responsible for the payment of all commissions that may be due and owing to Tenant's Broker as a result of Tenant entering into this Lease with Landlord. Tenant agrees to indemnify, defend and hold harmless Landlord from and against any liability or claim, whether meritorious or not, made against Landlord by any broker (including Tenant's Broker) who claims to be Tenant's broker or otherwise claims a commission is due and payable due to the acts of Tenant or its employees, agents or representatives. If any Broker other than the Tenant's Broker makes any claim for a commission from Tenant by virtue of the acts of the Landlord, then Landlord will indemnify, defend and hold Tenant harmless from any such claim arising from the acts of Landlord.

SECTION 16.09    SEVERABILITY.    If any provision of this Lease or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

SECTION 16.10    NAME.    Each party hereto shall not, without the prior, written consent of the other, use the name of the other party for any purpose other than as the address of the business to be conducted by Tenant in the Premises or the list of tenants in the Complex.

SECTION 16.11    INTENTIONALLY DELETED.

SECTION 16.12    INTEREST ON TENANT'S OBLIGATIONS.    If (a) Tenant fails to pay to Landlord any amount owing to Landlord under this Lease (other than interest and amounts due on demand) by the specific date on which such amount is due and payable (i.e, on the first day of a month or within thirty days after receipt of notice), (b) Landlord fails to pay to Tenant any amount owing to Tenant under this Lease (other than interest and amounts due on demand) on the specified date on which such amount is due and payable, (c) any amount that Landlord is required to pay to Tenant on demand and which is not paid to Tenant within three (3) days after Landlord's receipt of written demand, and (d) any amount that Tenant is required to pay to Landlord on demand and which is not paid to Landlord within three (3) days after Tenant's receipt of written demand, then each such amount shall bear annual interest at the lesser of (i) 18% or (ii) the highest rate allowed by law from the date such payment is due until paid, but the payment of such interest shall not excuse or cure the default. Notwithstanding the foregoing, (1) Tenant shall not be charged interest with respect to the first and second failures during a calendar year to pay the amounts as specified in paragraphs (a) and (d) above, so long as Tenant pays to Landlord the applicable amount within ten (10) calendar days after Landlord delivers to Tenant written notice that the applicable amount was not paid when due and (2) Landlord shall not be charged for interest with respect to the first and second failures in a calendar year to pay the amounts specified in paragraph (c) and (b) above, so long as Landlord pays to Tenant the applicable amount within ten (10) days after Tenant delivers to Landlord written notice that the applicable amount was not paid when due.

SECTION 16.13    TIME.    Time is of the essence in this Lease and in each and all of the provisions hereof. Any reference to "days" herein shall refer to calendar days unless otherwise expressly stated. Notwithstanding the foregoing, whenever a period of time is herein prescribed for action to be taken by either Landlord or Tenant, neither shall be liable or responsible for, and there shall be excluded from the computation of any such period of time, the following (each an event of "Force Majeure" or "force majeure"): any delays due to strikes, riots, Acts of God, war, terrorism, criminal acts by third parties, governmental laws, regulation or restriction or other causes which are beyond the control of either party. Notwithstanding the foregoing, Tenant shall be required to pay Base Rent and Additional Rent during any such period of Force Majeure, provided that any time period set forth in the Lease that relates to the abatement of Tenant's payment of Base Rent and/or Additional Rent shall be computed during any such period of Force Majeure.

SECTION 16.14    DEFINED TERMS AND MARGINAL HEADINGS.    The words "Landlord" and "Tenant" as used herein shall include the plural as well as singular. If more than one person is named as Tenant, the obligations of such persons are joint and several. The headings and titles to the articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

SECTION 16.15    AUTHORITY.    Each of the persons executing this Lease on behalf of Tenant do hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in Texas, that the corporation has full right and authority to enter into this Lease, and that each person signing on behalf of the corporation was authorized to do so.

SECTION 16.16    FORCE MAJEURE.    Whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, Landlord or Tenant shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, government laws, regulations, restrictions or any other causes of any kind whatsoever which are beyond the control of Landlord or Tenant, but under no circumstances shall Tenant be relieved of the obligation to pay Rent strictly in accordance with the terms and conditions of this Lease and force majeure shall have no application to Tenant's duty to pay Rent.

SECTION 16.17    RECORDING.    This Lease shall not be recorded. However, Landlord and Tenant shall record a short form or memorandum thereof, at Landlord's expense, contemporaneously with the execution hereof.

SECTION 16.18    RENT TAX.    If applicable in the jurisdiction where the Premises are situated either now or in the future, Tenant shall pay and be liable for all new rental, sales and use taxes or other similar taxes, if any levied or imposed after execution of this Lease by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Landlord by Tenant under the terms of this Lease. Any such payment shall be paid concurrently with the payment of the Rent upon which such tax is based.

SECTION 16.19    ENTIRE AGREEMENT.    This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement, understanding or representation pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

SECTION 16.20    Intentionally Deleted.

SECTION 16.21    TELECOMMUNICATIONS REGULATIONS.

A.
Tenant's Right to Install Telecommunications Cabling and Conduit.    Tenant acknowledges and agrees that all telephone and telecommunications services desired by Tenant shall be ordered and utilized at the sole expense of Tenant. Subject to Landlord's prior written approval in connection with Tenant Alterations, Tenant shall have the exclusive right to install telecommunications cabling through existing conduit and the non-exclusive right to use the risers in the Building so long as such installation complies with applicable law. All work to be done by Tenant shall be at Tenant's sole expense. Landlord shall have no responsibility for the maintenance of Tenant's telecommunications equipment or any wiring or other infrastructure to which Tenant's telecommunications equipment may be connected. Tenant agrees that, to the extent any such services is interrupted, curtailed, or discontinued, Landlord shall have no obligation or liability with respect thereto and it shall be the sole obligation of Tenant at its expense to obtain substitute service.

B.
Communications Providers.    AT&T, SBC and SITA provide telecommunications services to the Building. In the event that Tenant wishes at any time to utilize the services of a telephone or telecommunications provider whose equipment is not then servicing the Building, no such provider shall be permitted to install its lines or other equipment within the Building without first securing the prior written approval of the Landlord which shall not be unreasonably withheld. Landlord's approval shall not be deemed any kind of warranty or representation by Landlord, including, without limitation, any warranty or representation as to the suitability, competence, or financial strength of the provider. Without limitation of the foregoing standard, unless all of the following conditions are satisfied to Landlord's satisfaction, it shall be reasonable for Landlord to refuse to give its approval: (i) Landlord shall incur no expense whatsoever with respect to any aspect of the provider's provision of its services, including without limitation, the costs of installation, materials and services; (ii) prior to commencement of any work in or about the Building by the provider, the provider shall supply Landlord with such insurance as Landlord reasonably deems necessary to protect the interests of the Project and Landlord; (iii) the provider agrees to abide by such rules and regulations, building and other codes, job site rules and such other requirements as are reasonably determined by Landlord to be necessary to protect the interests of the Project and Landlord, in the same or similar manner as Landlord has the right to protect itself and the Project with respect to proposed alterations as described in Section 6.02 of this Lease; (iv) Landlord receives from the provider such compensation as is reasonably determined by Landlord to compensate it for the out-of-pocket costs which may reasonably be expected to be incurred by Landlord; (v) the provider agrees to deliver to Landlord detailed "as built" plans promptly after the installation of the provider's equipment is complete; (vi) Tenant and the telecommunications provider will indemnify, hold harmless and, upon the Landlord's request defend, Landlord from and against any and all Claims arising out of or related to (a) any work done by or on behalf of Tenant or such provider (including, without limitation, any Claims relating to interference with the delivery of any existing Building services or telecommunications services to other tenants of the Complex), (b) the installations made in connection with such work, (c) the delivery of services by such provider to the Premises, and (d) a breach of the provisions of this paragraph B and any other additional provisions contained in the agreement referenced in clause (viii) following; (vii) all installations of telecommunications equipment shall be treated as Tenant Alterations and therefore subject to the provisions of this Lease pertaining to Tenant Alterations; and (viii) all of the foregoing matters are documented in a written license agreement between Landlord and the provider, the form and content of which is reasonably satisfactory to Landlord including any restoration or removal requirements of Landlord for such equipment.

SECTION 16.22    PARKING.    Tenant's parking rights in the Parking Facility are set forth in Exhibit F attached hereto.

SECTION 16.23    MULTIPLE COUNTERPARTS.    This Lease may be executed in any number of several counterparts, any one of which shall constitute an entire agreement and be enforceable against the parties in accordance with the terms hereof. Facsimile and email signature pages shall be binding on each party, but, without in any way affecting the validity of a facsimile or emailed signature page, the party using the facsimile or emailed page shall promptly deliver to the other party its original signature page.

SECTION 16.24    EXHIBITS.    Each exhibit attached hereto and/or referred to herein is, by this reference, incorporated into this Lease.

SECTION 16.25    RECITALS.    The Recitals are incorporated into this Lease and constitute a part hereof for all purposes.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have executed this Lease, consisting of the foregoing provisions and Articles 1 through 16, together with all Exhibits attached hereto and incorporated herein by this reference, as of the date first above written.

TENANT:
SABRE INC., a Delaware corporation
By:
Name
Title:
Date:
LANDLORD:

By:
Name:
Title:
Date:

EXHIBIT A-1

LOCATION OF THE BUILDING

        [Exhibit A-1 consists of a graphical depiction of the Building and Parking Facilities that was not able to be converted to EDGAR]

Exhibit A-1 – 1

EXHIBIT A-2

SITE PLAN FOR PROJECT

        [Exhibit A-2 consists of a graphical depiction of the Site Plan for the Project that was not able to be converted to EDGAR]

Exhibit A-2 – 1

EXHIBIT A-3

SITE PLAN FOR COMPLEX

        [Exhibit A-3 consists of a graphical depiction of the Site Plan for the Complex that was not able to be converted to EDGAR]

Exhibit A-3 – 1

Exhibit A-4

        [Exhibit A-4 consists of a metes and bounds description of the Project that was not able to be converted to EDGAR]

Exhibit A-4 – 1

EXHIBIT B

INTENTIONALLY OMITTED

Exhibit B – 1

EXHIBIT C

JANITORIAL SPECIFICATIONS

STANDARD CLEANING SPECIFICATIONS

        This Exhibit C is attached to and made a part of that certain Lease Agreement (the "Lease") dated as of                        , 2006, by and between                        (the "Landlord"), and SABRE INC., a Delaware corporation (the "Tenant"). All capitalized terms used but not defined herein shall have the meaning assigned to them in other portions of the Lease.

CLEANING SPECIFICATIONS

Daily

The following general cleaning specifications are required daily and performed by either the day crew, the night crew or both day and night crews. This is not an all-inclusive list. The schedule shall be developed to achieve the Landlord's standards.

  1.
  Empty wastebaskets, replace plastic liners and carry trash to the designated area. Empty trashcans by employee entrances and police area for trash and debris. At not time should trash staged on a carpeted area.

  2.
  Rest rooms are a priority and shall be clean at ALL times.

  3.
  All Entrances are a priority and shall be clean at ALL times.

  4.
  Wipe all office furniture surfaces and accessories. EXCLUDING DESK TOPS, with a chemically treated cloth. ***NOTE: PAPERS AND OTHER ITEMS ON WORK SURFACES SHALL NOT BE DISTURBED.

  5.
  Vacuum all carpeted areas.

  6.
  Spot clean carpets.

  7.
  Clean and sanitize all drinking fountains.

  8.
  Spot clean all glass.

  9.
  Remove fingerprints and smudges from walls, doors, frames, light switches, etc.

  10.
  Keep all areas, including those above eye level, dusted.

  11.
  Keep metal on chairs and tables dust free and shined.

  12.
  Maintain and follow Recycle Program.

  13.
  Wipe down all outside tables and chairs.

Cleaning Specifications by Area

BREAK ROOMS/COFFEE BARS/COPY ROOMS

Daily

  1.
  Check throughout the day to ensure cleanliness.

  2.
  Table and counter tops damp cleaned.

  3.
  Wall around switch plates and door handles spot cleaned.

  4.
  Low ledges and molding dusted.

Exhibit C – 1

  5.
  Composition floors dust mopped.

  6.
  Composition floors spot mopped with damp mop.

  7.
  Carpet vacuumed.

  8.
  Sinks and fixtures shall be clean and dry.

  9.
  Paper towel dispensers shall be stocked.

  10.
  Hot/Cold H2o dispensers shall be clean, paying close attention behind activation lever.

Periodic

  1.
  Composition floors cleaned.

  2.
  Composition floors scrubbed.

  3.
  High ledges and moldings dusted.

  4.
  Strip, seal and apply finish to resilient floors.

  5.
  Refrigerators shall be cleaned and disinfected on a monthly basis with a one-week advance posting.

ELEVATOR LOBBIES AND CORRIDORS

Daily

  1.
  Trash receptacles emptied and contents removed to designated area.

  2.
  Bright metal work spot cleaned and dry polished.

  3.
  Hard surfaced floors dust mopped.

  4.
  Damp mop hard surfaced floors.

  5.
  Carpets and rugs vacuumed.

  6.
  Wall around switch plates and door handles spot cleaned.

Periodic

  1.
  Diffusers and return vents dusted and cleaned once per month.

  2.
  Exterior of light fixtures dusted.

  3.
  Walls are thoroughly cleaned.

  4.
  Strip, seal and apply appropriate finish to resilient floors.

ELEVATORS

Daily

  1.
  Elevator (door) tracks cleaned.

  2.
  Elevator doors polished.

  3.
  Bright metal work polished.

  4.
  Spot clean walls.

  5.
  Vacuum carpets or damp mop hard floors thoroughly, including corners.

Exhibit C – 2

Periodic

  1.
  Light fixtures and ceilings dusted.

  2.
  Walls and doors are thoroughly cleaned, i.e. dust and/or wash once per month.

  3.
  Strip, seal and apply appropriate finish to resilient floors.

LOBBY AND CORRIDORS

Daily

  1.
  Ashtray and cigarette urns emptied and cleaned (outside entrances). Black urn sand replaced as needed.

  2.
  Trash receptacles emptied and contents removed to designated area.

  3.
  Furniture and furnishings dusted with treated cloth.

  4.
  Polish open areas of receptionist desk surface and all surrounding areas (do not disturb receptionist's work surface).

  5.
  Entrance door and window glasses cleaned.

  6.
  Spot clean bright metal work and Logos.

  7.
  Spot clean walls and doors around light switch plates and handles.

  8.
  Tile floors damp mopped.

  9.
  Carpets and rugs vacuumed.

  10.
  Vacuum and/or sweep entrance mats.

  11.
  Carpets and rugs spot cleaned.

  12.
  Low ledges, sills and moldings dusted.

  13.
  Tile floors buffed.

  14.
  Glass dusted/damp wiped.

  15.
  Damp wipe and use disinfectant on telephones.

Periodic

  1.
  Entrance glass washed.

  2.
  Leather furniture damp cleaned and upholstered furniture vacuumed and spot cleaned.

  3.
  Hard surfaced floors cleaned and polished.

  4.
  Hard surfaced floors stripped, sealed and waxed.

  5.
  High ledges and moldings dusted.

  6.
  Walls and doors dusted.

  7.
  Exterior of light fixtures cleaned.

  8.
  Diffusers and return vents dusted and cleaned.

  9.
  Strip, seal and apply appropriate finish to tile floors.

  10.
  Millwork conditioned (minimum twice a year).

Exhibit C – 3

  11.
  Dust fire extinguisher.

  12.
  Dust silk arrangements.

OFFICES/CUBICLES

Daily

  1.
  Trash emptied and contents removed including recycle trash.

  2.
  Furniture and furnishings dusted with the appropriate treated cloth, DESKTOPS ARE EXCLUDED. ***NOTE: PAPERS AND OTHER ITEMS SHALL NOT BE DISTURBED. Chairs should be put back in original position when pulled out for vacuuming.

  3.
  Counter tops damp cleaned and dry polished.

  4.
  Glass partitions damp cleaned and dry polished.

  5.
  Carpets and rugs vacuumed.

  6.
  Spot clean wall around light switch plates, doors and door handles.

  7.
  Spot clean glass.

  8.
  Remove bulk or boxed items labeled trash, placed in hallways and corridors.

  9.
  Do not remove any items from offices/cubicles.

Periodic

  1.
  Carpets and rugs detailed, edged and thoroughly vacuumed. Fringe on carpet removed.

  2.
  Doorsills and windowsills dusted.

  3.
  Drapes and blinds vacuumed.

  4.
  Low ledges, sills and moldings dusted.

  5.
  High ledges dusted.

  6.
  Exterior of light fixtures dusted.

  7.
  Diffusers and return vents dusted and cleaned.

  8.
  Walls and doors washed.

RESTROOMS

Daily

  1.
  Clean and disinfect commodes, urinals and basins.

  2.
  Clean and dry polish mirrors.

  3.
  Clean and dry polish bright metal work.

  4.
  Trash receptacles emptied and trash removed to designated area.

  5.
  Furniture and furnishings dusted with treated cloth.

  6.
  Sweep and mop floors with disinfectant.

  7.
  Dust and spot clean partitions.

  8.
  Dust low ledges and moldings.

Exhibit C – 4

  9.
  Spot clean walls and doors.

  10.
  Replenish expendable restroom supplies into proper dispensers.

  11.
  Clean and disinfect restrooms.

Periodic

  1.
  Metal partitions washed.

  2.
  Trash receptacles washed.

  3.
  Floors stripped, sealed and appropriate finish applied.

  4.
  Light fixtures dusted.

  5.
  Ceramic walls washed and sealed. Vinyl walls washed and cleaned.

  6.
  Diffusers and return vents dusted and cleaned.

STAIRWELLS

Daily

  1.
  Maintain stairs and landing, pick up debris, dust handrails and dust mop.

Periodic

  1.
  Damp mop and/or vacuum stairs thoroughly.

  2.
  Wax floor as needed.

  3.
  Strip, seal and apply appropriate finish to resilient floors.

  4.
  Keep spider webs controlled.

  5.
  Clean light fixtures.

Daily

  1.
  Wash and dry lavatory towels as needed to maintain ample clean stock.

  2.
  Remove cross-shredded paper trash.

  3.
  Clean kitchen area as needed.

  4.
  Clean and disinfect shower and commode.

  5.
  Wipe down all tables and counters.

  6.
  Vacuum chairs and floors.

  7.
  Dry dust antique table.

  8.
  Spot clean carpets

TRAINING/DEMO ROOMS/CONFERENCE ROOMS

Daily

  1.
  Floors vacuumed.

  2.
  Tables wiped with damp treated cloth. Spills wiped up, taking care not to disturb course materials.

Exhibit C – 5

  3.
  Remove trash including paper cups and wipe out trashcans.

  4.
  Clean tables with damp treated cloth to remove spots. Wipe down legs of tables and chairs.

  5.
  Clean white boards. DO NOT ERASE WHITE BOARDS IF WRITTEN ON. (unless magnet shows "ERASE' on the board.

  6.
  Place chairs back around the tables.

  7.
  Vacuum carpets, including corners and under tables and chairs. Make sure there are no spider webs in corners. LOOK UP AND DOWN.

Periodic

  1.
  Clean the adjoining A/V rooms including vacuuming, dusting and wiping up smudges and finger marks.

  2.
  Check walls for fingerprints, smudges, etc. particularly around light switches. Clean with appropriate materials.

  3.
  Spot clean the carpet WHENEVER spots appear.

EMPLOYEE DINING ROOMS

Daily

  1.
  Vacuum/mop including corners and under tables and chairs.

  2.
  Spot clean the carpet WHENEVER spots appear.

  3.
  Clean tables with damp treated cloth to remove spots. Wipe down legs of tables and chairs.

  4.
  Remove all trash.

  5.
  Dust all chairs.

  6.
  Check walls for fingerprints, smudges, etc. particularly around light switches. Clean with appropriate materials.

  7.
  Reset tables and chairs to proper location.

Periodic

  1.
  Mop clean all ceramic tile with degreaser.

  2.
  Trash receptacles washed.

  3.
  Dust chair bases.

  4.
  Vacuum upholstered furniture.

  5.
  Spot clean baseboards.

  6.
  Scrap gum from bottom of tables.

  7.
  Damp wipe and disinfect telephones.

***NOTE: The café service provider is responsible for: Cleaning of dishes, restaurant fixtures and equipment, all floors including kitchen dishwashing and service area. Café service provider is also responsible for the removal of trash from kitchen, coffee cart and convenience store areas.

Exhibit C – 6

PARKING AREAS

Daily

  1.
  Police parking areas and stairwells for trash.

Monthly

  1.
  Sweep parking lots and garage.

Quarterly

  1.
  Clean cob webs/dust from walls, ceilings and light fixtures in parking garages and stairwells.

Yearly

  1.
  Power wash parking lots and garages.

DAY DUTIES

The following is an outline of duties the day staff performs. This is not an all-inclusive list and the Landlord reserves the right to modify duties of the day personnel as needs arise.

General Duties

  1.
  Clean spills as requested.

  2.
  Check front entrance walkways for trash, spills, clean glass and empty ashtrays three times a day or as requested. Check smoking areas four times a day.

  3.
  Check perimeter of facility for trash each morning.

  4.
  Check lobby area, dust reception desk with treated cloth three times a day.

  5.
  Check all restrooms for supplies and cleanliness at least three times daily (unless otherwise specified as a high usage restroom).

  6.
  Elevators, stairways, offices and utility doors to be checked for general cleanliness, removing fingerprint marks as necessary.

  7.
  Service meeting rooms as required; remove trash, wipe/reset tables and chairs.

  8.
  Police and clean loading docks daily. Pressure wash weekly.

  9.
  Spot clean carpets as needed.

  10.
  Maintain facility entrances during inclement weather. Keep entries clean and dry. Place floor mats as needed at entrances.

  11.
  Remove leafs/debris off of patios and entrances each morning before the start of business.

  12.
  Check all break rooms, conference rooms and kitchens for cafeteria supplies and return to dish washroom.

Special Day Duties

  1.
  Spot clean all bird droppings on patio glass.

***NOTE***

  1.
  Carry a maid-caddie with all necessary cleaning items.

Exhibit C – 7

  2.
  Have a mop handy for spots.

  3.
  Vacuum areas that may get dirty as needed. Use hand sweeper to avoid noise in areas where people are working.

The above specifications were taken from a contract between Tenant and its janitorial service provider. Said contract will either be assigned to Landlord by Tenant or Landlord will enter into substantially the same contract and the specifications contained therein regarding products, equipment, work procedures and contracting specifications shall be adhered to with regards to cleaning the Premises unless modifications are mutually agreed upon by Tenant and Landlord.

Exhibit C – 8

EXHIBIT D

Intentionally Omitted

Exhibit D – 1

EXHIBIT E

RULES AND REGULATIONS

        This Exhibit E is attached to and made a part of that certain Lease Agreement (the "Lease") dated as of                        , 2006, by and between                        (the "Landlord"), and SABRE INC., a Delaware corporation (the "Tenant"). All capitalized terms used but not defined herein shall have the meaning assigned to them in other portions of the Lease.

1.
Except as otherwise provided in the Lease or any exhibits thereto, no sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed or affixed on or to any part of the outside of the Building without the prior written consent of Landlord. Landlord shall have the right to remove any such sign, placard, picture, advertisement, name, or notice, unless Landlord has given written consent, without notice to and at the expense of Tenant. Landlord shall not be liable in damages for such removal unless the written consent of Landlord has been obtained.

2.
Tenant shall not use any window covering facing any exterior glass surface other than the standard window covering installed in the Building.

3.
Except as otherwise provided in the Lease or any exhibits thereto, Tenant shall not obtain for use upon the Premises, plant maintenance and all other services, except from persons reasonably approved by Landlord and at the hours and under regulations reasonably fixed by Landlord. No vending machines or other food or drink dispensing machines of any description shall be installed, maintained or operated upon the Premises without the prior written consent of Landlord except for vending or food or drink dispensing machines that are located on the Premises as of the Effective Date of this Lease and are maintained solely for use by Tenant's employees and business invitees.

4.
No employees or invitees of Tenant shall go upon the roof of the Building except pursuant to rights granted under the Lease.

5.
Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of offices, rooms, and toilet rooms. Tenant shall not alter any lock or install any new or additional locks or any bolts on any door of the Premises without the written consent of Landlord (which consent shall not be unreasonably withheld).

6.
The toilet rooms, toilet, urinals, wash bowls, and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees or invitees, shall have caused it.

7.
Tenant shall not overload the floor of the Premises or in any way deface the Premises or any part thereof.

8.
All moving of furniture, freight or equipment of any kind into or out of a Building shall be via the Building's freight handling facilities, unless otherwise directed by Landlord. No hand trucks or vehicles (other than a wheelchair for an individual) shall be used in passenger elevators. Hand trucks permitted must be equipped with soft rubber tires and side guards.

9.
Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on a platform of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause, and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant.

Exhibit E – 1

10.
Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning the Premises (excluding the cafeteria) unless otherwise agreed to by Landlord. Except with the written consent of Landlord (which consent shall not be unreasonably withheld) no person or persons shall be permitted to enter the Buildings for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitor or any other employee or other person. Janitor service shall include ordinary dusting and cleaning by the janitor assigned to such work and shall not include shampooing of carpets or rugs or moving of furniture or other special services. Window cleaning shall be done only by Landlord.

11.
Tenant shall not use, keep, or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in any manner offensive or objectionable to Landlord or occupants of other buildings at the Complex by reason of noise, odors and/or vibrations, or interfere in any way with other buildings or those having business therein, nor shall any animals (other than as required for handicapped persons) or birds be brought in or kept in or about the Premises or the Building.

12.
Except as related to the operation of Tenant's cafeteria and breakroom microwave, no cooking shall be done or permitted by any tenant on the Premises, nor shall the Premises be used for the manufacture or storage of merchandise, for washing clothes, for lodging, or for any improper or immoral purpose.

13.
Tenant shall not use or keep in the Premises or the Project any kerosene, gasoline, or inflammable, explosive, or combustible fluid or material, or use any method of heating or air-conditioning other than that supplied by Landlord.

14.
Landlord shall direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wire or stringing of wires will be allowed without written consent of Landlord.

15.
Except as permitted in the Lease, Tenant shall not lay linoleum, tile, carpet, or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Landlord. The expenses of repairing any damage resulting from a violation of this rule or removal of any floor covering installed after the Effective Date of this Lease shall be borne by Tenant.

16.
In the event Tenant is no longer contracting for security services, Landlord reserves the right to close and keep locked all entrance and exit doors and otherwise regulate access of all persons to the halls, corridors, elevators, and stairways in each Building on Sundays and legal holidays and on other days between the hours of 7:00 p.m. and 7:00 a.m., and at such other times as Landlord may deem advisable for the adequate protection and safety of the Building, the Tenant, and property in the Building. Access to the Premises may be refused unless the person seeking access is known to the employee of the Building in charge, and has a pass or is otherwise properly identified. Landlord shall in no case be liable for damages for any error with regard to the admission or exclusion from the Buildings of any person.

17.
Tenant shall see that the doors of the Premises are closed and securely locked before leaving the Buildings and must observe strict care and caution that all water apparatus are entirely shut off before Tenant or Tenant's employees leave the Buildings, and that all electricity, gas or air shall likewise be carefully shut off, so as to prevent waste or damage.

Exhibit E – 2

18.
The requirements of Tenant shall be attended to only upon application at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from the Landlord.

19.
Tenant shall not obstruct, alter, or in any way impair the efficient operation of Landlord's heating, ventilating, and air-conditioning system and shall not place bottles, machines, parcels, or other articles in a location or in a manner which would interfere with air flow. Tenant shall not tamper with any thermostats or temperature control valves.

20.
Tenant shall not allow any of its officers, directors, employees, agents, representatives, employees, contractors, or any other person under the direct or indirect control of Tenant to possess on their person or keep in their vehicles handguns or other firearms, whether concealed or otherwise, while on the Premises or any portion of the Project.

21.
Canvassing, soliciting, and peddling within the entire Project is prohibited unless specifically approved by Landlord and each tenant shall cooperate to prevent such activity.

22.
Tenant shall not use the Premises or the Building to sell any items or services without written approval of Landlord. The sale of services for stenography, typewriting, blueprinting, duplicating, and similar businesses shall not be conducted from within the Premises or Building for the service or accommodation of occupants of the Building without the prior written consent of the Landlord. Tenant shall not conduct any auction on the Premises nor store goods, wares, or merchandise on the Premises, except for Tenant's own personal or business use.

23.
Landlord reserves the right to rescind any of these rules and regulations and to make such other further rules and regulations as in its reasonable judgment shall from time to time be needed for the safety, protection, care, and cleanliness of the Building, the operation thereof, the preservation of good order therein and the protection and comfort of the tenants and their agents, employees, and invitees, which rules and regulations, when made and written notice thereof is given to a tenant, shall be binding upon it in like manner as if originally herein prescribed.

Exhibit E – 3

EXHIBIT F

PARKING AGREEMENT

        This Exhibit F is attached to and made a part of that certain Lease Agreement (the "Lease") dated as of                        , 2006, by and between                        (the "Landlord"), and SABRE INC., a Delaware corporation (the "Tenant"). All capitalized terms used but not defined herein shall have the meaning assigned to them in other portions of the Lease.

A.
Parking Spaces.    So long as the Lease remains in effect, Tenant or persons designated by Tenant shall have the right to use all of the parking spaces in the parking garage that supports the Building, along with all surface spaces in the surface parking lot described on Exhibit A-1 to the Lease (collectively, the "Parking Facilities"). Tenant shall not be charged to park in such parking spaces.

B.
Rules.    As a condition to use of parking areas, the parker shall be in compliance with all parking rules and regulations, including use of any sticker or other identification system established by Landlord (as long as Tenant is the only occupant of the Building, Landlord agrees not to implement a sticker identification system). The following rules and regulations are in effect until notice is given to Tenant of any change. Landlord reserves the right to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the Parking Facilities or any other parking areas as it deems necessary for the operation of the garage and such other parking areas. Landlord may refuse to permit any person who violates the rules to park in the Parking Facilities, and any violation of the rules shall subject the car to removal at car owner's expense.

RULES AND REGULATIONS

1.
Cars must be parked entirely within the stall lines painted on the floor.

2.
All directional signs and arrows must be observed.

3.
The speed limit shall be 5 miles per hour.

4.
Parking is prohibited:

(a)
in areas not striped for parking

(b)
in aisles

(c)
where "No Parking" signs are posted

(d)
in cross hatched areas

(e)
in such other areas as may be reasonably designated by Landlord or Landlord's agent(s) including but not limited to areas designated as "Visitor Parking" or reserved spaces not rented under this agreement.

5.
Parking stickers or any other device or form of identification supplied by Landlord shall remain the property of Landlord and shall not be transferable.

6.
Every parker is required to park and lock his own car. All responsibility for damage to cars or persons or loss of personal possessions is assumed by the parker.

7.
Spaces, which are designated for small, intermediate or full-sized cars, shall be so used. No intermediate or full-sized cars shall be parked in parking spaces designated for compact cars.

8.
Parking Facilities managers or attendants are not authorized to make or allow any exceptions to these Rules and Regulations.

Exhibit F – 1

EXHIBIT G

INTENTIONALLY DELETED

Exhibit G – 1

EXHIBIT H

HAZARDOUS SUBSTANCES

        This Exhibit H is attached to and made a part of that certain Lease Agreement (the "Lease") dated as of                        , 2006, by and between                        (the "Landlord"), and SABRE INC., a Delaware corporation (the "Tenant"). All capitalized terms used but not defined herein shall have the meaning assigned to them in other portions of the Lease.

        Except general office supplies typically used in an office area in the ordinary course of business, such as copier toner, liquid paper, glue, ink, and cleaning solvents, for use in the manner for which they were designed, and in such amounts as may be normal for the office business operations conducted by Tenant in the Premises and in amounts which do not require a permit, neither Tenant nor its agents, employees, contractors, licensees, sublessees, assignees, or concessionaires shall use, handle, store, release, or dispose of any Hazardous Substances in, on, under, or about the Premises or the Project in violation of applicable law. Tenant shall not cause or permit any Hazardous Substance to be used, stored, generated, or disposed of in the Project by Tenant, Tenant's agents, employees, or contractors. If any Hazardous Substances are used, stored, generated, released, or disposed of on or in the Premises or the Project by Tenant or Tenant's agents, employees, or contractors in violation of applicable laws, or if the Premises or Project becomes contaminated in any manner by Tenant, Tenant shall indemnify, defend, and hold harmless Landlord from and against any and all claims, damages, fines, judgments, attorneys' fees, penalties, costs, liabilities, or losses arising during or after the Term of this Lease and arising as a result of such contamination, release, or discharge. This indemnification includes any and all reasonable and necessary costs incurred because of any investigation of an environmental act of Tenant that requires any cleanup, remediation, removal, or restoration mandated by federal, state, or local agency or political subdivision.

        Tenant will notify Landlord immediately upon learning that (i) any duty described in this Exhibit H of the Lease has been violated, (ii) there has been a release, discharge, or disposal of any Hazardous Substance on or about the Premises or the Project, or (iii) that the Premises or the Project are subject to any third party claim or action, or threat thereof, because of an environmental condition in or originating from the Premises or arising in connection with the operation of Tenant's business. Upon written notice from Landlord to Tenant, Landlord will have the right to perform the removal and abatement of any Hazardous Substances from the Premises or the Project which arise out of Tenant's violation of this exhibit to the Lease, and all costs of abatement or removal of such Hazardous Substances, including environmental consultant fees, will be the obligation of Tenant.

        As used herein "Hazardous Substances" means asbestos, any petroleum jelly, polychlorinated biphenyls (PCB's), and any hazardous or toxic substance, material, or waste which is or becomes regulated by any local governmental authority, the State of Texas, or the United States government, including, but not limited to, any material or substance defined as a "hazardous waste", "extremely hazardous waste", "restricted hazardous waste", "hazardous substances", "hazardous material", or "toxic pollutant" under Texas statutes and/or under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq.

Exhibit H – 1

EXHIBIT I

BASE BUILDING SYSTEMS

HVAC SPECIFICATIONS

        This Exhibit I is attached to and made a part of that certain Lease Agreement (the "Lease") dated as of                        , 2006, by and between                        (the "Landlord"), and SABRE INC., a Delaware corporation (the "Tenant"). All capitalized terms used but not defined herein shall have the meaning assigned to them in other portions of the Lease.

HVAC Specifications

        Landlord shall provide a high quality air-conditioning system on a year-round basis throughout the useable office area of the Premises. Interior space shall be provided with thermostatically controlled zones. The system shall maintain an average inside temperature of 75° +/- 2 degrees during summer outdoor temperatures of 99° F.D.B. and 78° F.W.B. and 72° +/- 2° F.D.B. at winter outside temperatures of 19° F.D.B. and in accordance with an occupancy of one person per 250 square feet (average per floor) and an electrical connected load of 4 watts per useable square foot of the Premises, for Tenant's use. These temperatures are subject to the conditions and requirements of State and Federal Energy Regulating Bodies for non-residential buildings (collectively, "regulatory requirements").

        All conditions are 1989 ASHRAE Standard for energy conservation and Building design.

Exhibit I – 1

EXHIBIT J

        This Exhibit J is attached to and made a part of that certain Lease Agreement (the "Lease") dated as of                         2006, by and between                        ("Landlord"), and SABRE INC., a Delaware corporation ("Tenant"). All capitalized terms used but not defined herein shall have the meaning assigned to them in other portions of the Lease.

SUBORDINATION,
NON-DISTURBANCE, AND ATTORNMENT AGREEMENT

NOTICE:	THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT RESULTS IN YOUR LEASEHOLD ESTATE IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

        THIS AGREEMENT is entered into by and among Tenant, Landlord and Beneficiary and affects the Property described in Exhibit "A" attached hereto. The terms "Tenant," "Landlord," "Beneficiary," "Premises," "Property," "Loan," "Note" and "Mortgage" are defined in the Schedule of Definitions attached hereto as Exhibit "B." This Agreement is entered into with reference to the following facts:

        A.    Landlord and Tenant have entered into the Lease covering the Premises on the Property.

        B.    Beneficiary has made the Loan to Landlord evidenced by the Note, which Note is secured by the mortgage covering the Property.

        C.    The parties hereto desire expressly to subordinate the Lease to the lien of the Mortgage, it being a requirement of the Loan that the lien of the Mortgage be unconditionally and at all times prior and superior to the leasehold interests and estates created by the Lease.

        D.    Tenant has requested that Beneficiary agree not to disturb Tenant's possessory rights in the Premises in the event Beneficiary should foreclose the Mortgage, provided that Tenant attorns to Beneficiary or the purchase at any foreclosure or trustee's sale of the Property.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1.    Subordination.

        Notwithstanding anything to the contrary set forth in the Lease, the Lease and the leasehold estate created thereby and all of Tenant's rights thereunder shall be and shall at all times remain subject, subordinate and inferior to the Mortgage and the lien thereof, and all rights of Beneficiary thereunder and to any and all renewals, modifications, and extensions thereof.

        2.    Acknowledgement and Agreement by Tenant.    Tenant acknowledges and agrees that:

          (a)   Beneficiary, in making any disbursements to Landlord, is under no obligation or duty to oversee or direct the application of the proceeds of such disbursements.

          (b)   Tenant will not terminate or cancel the Lease or the term thereof or claim partial or total eviction by reason of a default by Landlord thereunder unless and until (i) Tenant has given written notice of such act or omission to Landlord and Beneficiary, (ii) Landlord has failed to remedy such act or omission within the applicable cure period set forth in the Lease, and (iii) Beneficiary has failed to remedy such act or omission within fifteen (15) days after the expiration of Landlord's cure period for such act or omission, provided, however, that if such remedy cannot be reasonably completed within such fifteen (15) day period and Beneficiary begins such remedy within such fifteen (15) day period and diligently prosecutes such remedy to

Exhibit J – 1

  completion, Tenant shall have no right to cancel or terminate the Lease. Beneficiary's cure periods shall be subject to extension for Force Majeure delays, which shall include any acts of God, riot or civil commotion, strikes, governmental preemption, priorities or other controls in connection with a national or other public emergency, or shortages of fuel, supplies or labor resulting therefrom, or any other cause of any kind whatsoever which is beyond Beneficiary's reasonable control.

          (c)   Tenant has notice that the Lease and the rent and other sums due thereunder have been assigned or are to be assigned to Beneficiary as security for the Loan secured by the Mortgage. In the event that Beneficiary, in accordance with Section 7 hereof, notifies Tenant in writing of a default under the Mortgage and demands that Tenant pay its rent and all other sums due under the Lease to Beneficiary, Tenant shall honor such demand and pay its rent and all other sums due under the Lease directly to Beneficiary.

          (d)   This Agreement satisfies any condition or requirement in the Lease relating to the granting of a non-disturbance agreement.

        3.    Foreclosure and Sale.

          (a)   If the interests of Landlord are acquired by Beneficiary, or by any person acting by, through or on behalf of Beneficiary, or by any purchaser by foreclosure, by deed in lieu of foreclosure or otherwise (collectively, "Beneficiary's Successor"): (i) the Lease shall not terminate nor shall Tenant's right of possession be disturbed so long as Tenant is not in default under the Lease beyond any notice or applicable grace period; (ii) except as set forth in this Agreement, all rights of Tenant under the Lease, including but not limited to the right to use and occupy the Premises described therein at the rental and upon the terms and conditions set forth in the Lease and the right to exercise and enjoy all expansion and extension options contained therein, shall continue in full force and effect and shall not be terminated or affected in any way; (iii) Tenant shall be bound to Beneficiary or Beneficiary's Successor under all terms, covenants and conditions of the Lease with the same force and effect as if Beneficiary or Beneficiary's Successor were named "Landlord" under the Lease; and (iv) Tenant shall attorn to Beneficiary or Beneficiary's Successor as its Landlord, said attornment to be effect and self-operative immediately upon Beneficiary or Beneficiary's Successor succeeding to the interest of Landlord under the Lease without the execution of any other instruments on the part of any party hereto.

          (b)   If Beneficiary or Beneficiary's Successor succeeds to the interest of Landlord under the Lease (herein a "Successor Landlord") such party shall be bound to Tenant under all of the terms, covenants and conditions of the Lease, including, without limitation, the rental and other sums payable by Tenant thereunder, and Tenant shall, from and after such party's succession to the interests of Landlord under the Lease, have the same rights under the Lease and the same remedies against such party for the Breach of the Lease that Tenant would have had under the Lease against Landlord if such party had not succeeded to the interests of Landlord; provided, however, that if such interest is acquired by Beneficiary or Beneficiary's Successor, such party shall not be:

            (i)    liable for, or subject to any defenses or enforcement or remedies based on any act or omission of a prior landlord (including Landlord), provided, however, that the foregoing shall not relieve Successor Landlord of any liability arising by reason of its acts or omissions from and after the date of its succeeding to the interest of Landlord under the Lease, including a continuation of the failure of a prior landlord (including Landlord) to perform its obligations under the Lease, in which case, the Successor Landlord, upon receipt of notice of such continuation from Tenant, shall have a reasonable period of time to remedy same, which period shall not in any event be less than the period provided Landlord under the Lease to remedy such failure or thirty (30) days, whichever is longer, and shall be subject to delays for Force Majeure events;

Exhibit J – 2

            (ii)   subject to any offsets which Tenant might have against any prior landlord (including Landlord); or

            (iii)  bound by any rent or additional rent which Tenant might have paid in advance to any prior landlord (including Landlord) for a period in excess of one month or other prepaid charge which Tenant might have paid in advance to any prior landlord (including Landlord) for a period in excess of one (1) month; or

            (iv)  bound by any agreement, modification, or surrender of the Lease, without the written consent of Beneficiary, except for the Lease itself and the following agreements or modifications which may be entered into between Landlord and Tenant without Beneficiary's consent: (A) amendments to the Lease which are expressly entered into pursuant to the provisions of the Lease or (B) amendments to the Lease of an administrative nature relating to the ordinary course of operation or tenancy of the Premises that do not materially and adversely affect the rights of Landlord, Beneficiary, Beneficiary's Successor, or Successor Landlord; or

            (v)   bound by any obligation of any landlord (including Landlord) to make any payment to Tenant or to undertake or complete any construction of or any portion of the Premises or Property or be subject to any offset, defense or enforcement of remedies arising from the failure of any landlord (including Landlord) to do so, except that Successor Landlord shall be liable for the timely return of any security deposit or other deposit actually received by Successor Landlord to the extent (a) Tenant has notified Successor Landlord of Landlord's failure to pay such sum in accordance with the terms of the Lease and (b) to the extent Tenant is due such sum in accordance with the terms of the Lease; or

            (vi)  obligated to repair, restore, replace, or rebuild any portion of the Premises in the case of damage or destruction of the Premises or any part thereof due to fire or other casualty or to the effects of a taking of a part of the Premises by exercise of power of eminent domain, beyond such repair, restoration, replacement, or rebuilding which can reasonably be accomplished from the net proceeds of any insurance or the net proceeds of any condemnation award, as the case may be, actually received by or made available to Successor Landlord.

        4.    Acknowledgment and Agreement by Landlord.    Landlord as landlord under the Lease acknowledges and agrees for itself and its heirs, successors, and assigns that in the event Beneficiary requires that Tenant pay its rent to the Beneficiary pursuant to this Agreement, Tenant shall be authorized to do so without investigating the propriety of the demand and shall in no event be liable to Landlord for any rent it pays to the Beneficiary pursuant to such demand.

        5.    Agreement of Beneficiary.    Beneficiary agrees and covenants, provided Tenant is not in default beyond the applicable grace period provided for in the Lease that:

          (a)   Tenant shall not be joined as an adverse party defendant in any action or proceeding which may be instituted or commenced by Beneficiary to foreclose or enforce the Mortgage unless such joinder is required by law, provided that such joinder shall not result in the termination of the Lease or disturb the possession or use of the Premises by Tenant.

          (b)   Tenant shall not be evicted from the Premises nor shall any of Tenant's rights under the Lease be affected or disturbed in any way by reason of this subordination or any modifications of or default under the Mortgage.

        6.    No Default.    Beneficiary hereby represents that, as of the date hereof, Landlord is current on all payments due Beneficiary under the Loan and that no notice of default under the Loan has been sent to Landlord.

Exhibit J – 3

        7.    Notice.    Any notice, demand, or request required hereunder shall be given in writing (at the addresses set forth in Exhibit B attached hereto), by any of the following means: (a) personal service; (b) telecopying; (c) United States registered or certified, first class mail, return receipt requested; or (d) recognized overnight courier service. Such addresses may be changed by notice to the other parties given in the same manner as provided above. Any notice, demand, or request sent pursuant to either subsection (a) or (b) of this Section 7 shall be deemed received upon such personal service or upon dispatch by electronic means with an electronic confirmation of receipt, and, if sent pursuant to either subsection (c) or (d) shall be deemed received upon delivery.

        8.    Miscellaneous.

          (a)   This Agreement sets forth the entire agreement among the parties hereto concerning the subject matter hereof and there are no other agreements, contracts, promises, obligations or conditions by or among the parties hereto concerning the subject matter hereof, except as expressly set forth herein.

          (b)   Except as set forth herein, Beneficiary shall have no obligations nor incur any liability with respect to any warranties of any nature whatsoever, whether pursuant to the Lease or otherwise, including, without limitation, any warranties respecting use, compliance with zoning, Landlord's title, Landlord's authority, habitability, fitness for purpose or possession.

          (c)   In the event that Beneficiary shall acquire title to the Premises or the Property, Beneficiary shall have no obligation, nor incur any liability, beyond Beneficiary's then equity interest, if any, in the Premises, and Tenant shall look exclusively to such equity interest of Beneficiary, if any, in the Premises for the payment and discharge of any obligations imposed upon Beneficiary hereunder or under the Lease and Beneficiary is hereby released and relieved of any other obligations hereunder and under the Lease.

          (d)   This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns; provided however, that in the event of the assignment or transfer of the interest of Beneficiary, then upon the express written assumption by the assignee or transferee of Beneficiary's obligations hereunder, all obligations and liabilities of Beneficiary under this Agreement accruing after the effective date of the assignment or transfer shall terminate, and thereupon all such obligations and liabilities shall be the responsibility of the party to whom Beneficiary's interest is assigned or transferred.

          (e)   This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

          (f)    Until written demand is made by Beneficiary to Tenant in accordance with the second sentence of Section 2(c) above, all rents and other sums payable by Tenant under the Lease shall be payable to Landlord. Tenant shall not be liable to Landlord for the sums paid to Beneficiary pursuant to such demand.

Exhibit J – 4

        IN WITNESS WHEREOF, the parties have executed this Subordination Non-Disturbance and Attornment Agreement as of                       ,         .

LANDLORD:

By:
Name:
Its:
Date:
TENANT:
SABRE INC., a Delaware corporation
By:
Name:
Its:
Date:
BENEFICIARY:

By:
Name:
Its:
Date:

Exhibit J – 5

EXHIBIT "A" TO SUBORDINATION AGREEMENT

REAL PROPERTY DESCRIPTION

BEING 20.152 acres of land situated in the W. MEDLIN SURVEY, ABSTRACT NO. 1958, and the U.P. MARTIN SURVEY, ABSTRACT NO. 1015, Tarrant County, Texas and the W. MEDLIN SURVEY, ABSTRACT NO. 1588, Denton County, Texas, and being part of LOT 1, BLOCK B, MTP-IBM ADDITION NO. 1, an Addition to the City of Southlake, Tarrant and Denton Counties, Texas, according to the Plats thereof recorded in Volume 388-211, Page 68, 69, Map Records, Tarrant County, Texas, and Volume G, Page 208, Map Records, Denton County, Texas, and being more particularly described as follows:

COMMENCING at a cut cross in concrete found at the most westerly, southwest corner of said Lot 1, Block B;

THENCE North 00 degrees 08 minutes 56 seconds East, a distance of 32.40 feet along the West line of said Lot 1, Block B, to a Texas Highway Department concrete monument found at the intersection of the northeasterly right-of-way line of State Highway No. 114 (a variable width right-of-way) and the east right-of-way line of T.W. King Road (a variable width right-of-way), the POINT OF BEGINNING of the herein described tract of land;

THENCE along the easterly right-of-way line of T.W. King Road and along the westerly line of said Lot 1, Block B, the following:

  North 00 degrees 08 minutes 56 seconds East, a distance of 551.44 feet to a 1/2-inch iron rod found with "Huitt-Zollars" cap for a corner;

  North 00 degrees 09 minutes 31 seconds West, a distance of 101.34 feet to a 1/2-inch found with "Huitt-Zollars" cap for a corner;

  North 17 degrees 45 minutes 59 seconds East, a distance of 14.31 feet to a 1/2-inch iron rod found with "Huitt-Zollars" cap for a corner;

  North 11 degrees 45 minutes 51 seconds East, a distance of 35.89 feet to a 1/2-inch iron rod found with "Huitt-Zollars" cap for a corner;

  North 21 degrees 31 minutes 41 seconds East, a distance of 36.00 feet to a 1/2-inch iron rod found with "Huitt-Zollars" cap for a corner;

  North 50 degrees 38 minutes 00 seconds East, a distance of 10.80 feet to a 1/2-inch iron rod found with "Huitt-Zollars" cap for a corner;

  North 46 degrees 50 minutes 55 seconds East, a distance of 26.59 feet to a 1/2-inch iron rod found with "Huitt-Zollars" cap for a corner;

  North 61 degrees 02 minutes 18 seconds East, a distance of 29.53 feet to a 1/2-inch iron rod found with "Huitt-Zollars" cap for a corner;

  North 67 degrees 27 minutes 19 seconds East, a distance of 20.28 feet to a 1/2-inch iron rod found with "Huitt-Zollars" cap for a corner;

  North 60 degrees 08 minutes 24 seconds East, a distance of 109.47 feet to a P.K. nail found in asphalt for a corner;

  North 13 degrees 05 minutes 02 seconds East, a distance of 42.89 feet to a 1/2-inch iron rod found with "Huitt-Zollars" cap on the platted southwesterly right-of-way line of East T.W. King Road (a variable width right-of-way) and being the beginning of a non-tangent curve to the left having a

Exhibit A – 1

  radius of 1474.00, a central angle of 6 degrees 59 minutes 22 seconds and being subtended by a chord of 179.70 feet which bears South 14 degrees 07 minutes 26 seconds East;

THENCE along the platted southwesterly right-of-way line of East T.W. King Road and along the northeasterly line of said Lot 1, Block B the following;

  Southeasterly along the said curve to the left, an arc distance of 179.81 feet, to a 1/2-inch iron rod found with "Huitt-Zollars" cap at the point of compound curvature of a curve to the left having a radius of 474.00, a central angle of 55 degrees 00 minutes 00 seconds and being subtended by a chord of 437.74 feet which bears South 45 degrees 07 minutes 08 seconds East;

  Southeasterly along said curve to the left, an arc distance of 455.01 feet, 1/2-inch iron rod found with "Huitt-Zollars" cap at the end of said curve;

  South 72 degrees 37 minutes 08 seconds East, a distance of 404.43 feet to a cut cross found in concrete at the beginning of a curve to the right having a radius of 406.00 feet, a central angle of 42 degrees 59 minutes 03 seconds, and being subtended by a chord of 297.49 feet which bears South 51 degrees 07 minutes 37 seconds East;

  Southeasterly along said curve to the right, an arc distance of 304.59 feet, to a 1/2-inch iron rod found with "Huitt-Zollars" cap at the end of said curve;

  South 29 degrees 38 minutes 05 seconds East, a distance of 1.84 feet to a 1/2-inch iron rod found with "Huitt-Zollars" cap at the beginning of a curve to the right having a radius of 290.00 feet, a central angle of 27 degrees 12 minutes 45 seconds, and being subtended by a chord of 136.44 feet which bears South 16 degrees 01 minutes 43 seconds East;

  Southeasterly along said curve to the right, an arc distance of 137.73 feet to a 1/2-inch iron rod found with "Huitt-Zollars" cap at the end of said curve;

  South 02 degrees 25 minutes 20 seconds East, a distance of 152.15 feet to a 1/2-inch iron rod found with "Huitt-Zollars" cap at the beginning of a curve to the right having a radius of 45.00 feet, a central angle of 90 degrees 00 minutes 00 seconds, and being subtended by a chord of 63.64 feet which bears South 42 degrees 34 minutes 40 seconds West;

  Southwesterly along said curve to the right, an arc distance of 70.69 feet, to a 1/2-inch iron rod found with "Huitt-Zollars" cap at the end of said curve, on the platted northerly right-of-way line of Kirkwood Boulevard (formerly Parkway Boulevard, a 131 foot right-of-way);

THENCE along the northerly right-of-way line of Kirkwood Boulevard, and along the southerly line of said Lot 1, Block B, the following:

  South 87 degrees 34 minutes 40 seconds, West, a distance of 4.98 feet to a 1/2-inch iron rod found with "Huitt-Zollars" cap at the beginning of a curve to the left having a radius of 1550.50, a central angle of 24 degrees 19 minutes 16 seconds and being subtended by a chord of 653.23 feet which bears South 75 degrees 25 minutes 02 seconds West;

  Southwesterly along said curve to the left, an arc distance of 658.16 feet to a 1/2-inch iron rod found with "Huitt-Zollars" cap at the end of said curve;

  South 63 degrees 15 minutes 25 seconds West, a distance of 73.69 feet to a 1/2-inch iron rod found with "Huitt-Zollars" cap in the northeasterly right-of-way line of State Highway No. 114 as described in Deed to the State of Texas, recorded in Volume 9006, Page 961, Deed Records, Tarrant County, Texas, at the beginning of a curve to the right having a radius of 90.00, a central angle of 80 degrees 12 minutes 10 seconds and being subtended by a chord of 115.95 feet which bears North 76 degrees 38 minutes 30 seconds West;

Exhibit A – 2

THENCE along the northeasterly right-of-way line of State Highway No. 114, and along the southwesterly line of said Lot 1, Block B, the following:

  Northwesterly along said curve to the right, an arc distance of 125.98 feet, to a 1/2-inch iron rod found with "Huitt-Zollars" cap at the end of said curve;

  North 36 degrees 32 minutes 25 seconds West, a distance of 104.25 feet to a 1/2-inch iron rod found with "Huitt-Zollars" cap at the beginning of a curve to the left, having a radius of 974.93 feet, a central angle of 11 degrees 52 minutes 30 seconds, and being subtended by a chord of 201.70 feet which bears North 42 degrees 28 minutes 40 seconds West;

  Northwesterly along said curve to the left, an arc distance of 202.06 feet, to a 1/2-inch iron rod found with "Huitt-Zollars" cap at the end of said curve;

THENCE, departing the southwesterly line of said Lot 1, Block B, along the northeasterly right-of-way line of State Highway No. 114 as described in Donation Deed to the State of Texas, recorded in Volume 1074, Page 386, Deed Records, Tarrant County, Texas, the following:

  North 43 degrees 15 minutes 17 seconds West, a distance of 54.73 feet to a 1/2-inch iron rod found with "Huitt-Zollars" cap at the beginning of a curve to the right having a radius of 1412.39 feet, a central angle of 07 degrees 41 minutes 48 seconds, and being subtended by a chord of 189.59 feet which bears North 41 degrees 14 minutes 50 seconds West,

  Northwesterly along said curve to the right, an arc distance of 189.73 feet, to the POINT OF BEGINNING, and containing 20.152 acres of land, more or less.

Being a tract of land situated in the C.M. Throop Survey, Abstract No. 1510, the W. Medlin Survey, Abstract No. 1958, Tarrant County, Texas and being part of Tract 2 and Tract 3 as described in deed to Maguire Partners Westlake Partnership as recorded in Volume 12474, Page 496, Deed Records, Tarrant County, Texas, and being all of Lot 1, CM Throop No. 1510 Addition, an addition to the City of Southlake, Texas as recorded in Cabinet A, Slide 4154 of the Plat Records of Tarrant County, Texas and being more particularly described as follows:

BEGINNING at a 5/8 inch iron rod found with "Huitt-Zollars" cap at the intersection of the platted westerly right-of-way line of T.W. King Road and the northeasterly right-of-way line of State Highway No. 114 (a variable width right-of-way);

Thence along the northeasterly right-of-way line of State Highway 114 (a variable width right-of-way) the following:

  South 53 degrees 27 minutes 45 seconds West, a distance of 25.19 feet to a 5/8 inch iron rod found with "Huitt-Zollars" cap from which a Texas Department of Transportation concrete monument found bears North 44 degrees 30 minutes 24 seconds East, 0.52 feet;

  North 36 degrees 32 minutes 15 seconds West, a distance or 156.32 feet to a Texas Department of Transportation concrete monument found, at the beginning of a curve to the left having a radius of 3839.72 feet, a central angle of 03 degrees 16 minutes 19 seconds and being subtended by a chord of 219.24 feet which bears North 38 degrees 10 minutes 25 seconds West;

  Northwesterly along said curve to the left, an arc distance of 219.27 feet to a Texas Department of Transportation concrete monument found, at the end of said curve;

  North 18 degrees 45 minutes 03 seconds West, a distance of 81.41 feet to a Texas Department of Transportation concrete monument found, at the beginning of a non-tangent curve to the left having a radius of 3869.72 feet, a central angle of 00 degrees 45 minutes 22 seconds and being subtended by a chord of 51.07 feet which bears North 41 degrees 18 minutes 46 seconds West;

Exhibit A – 3

  Northwesterly along said curve to the left, an arc distance of 51.07 feet to a Texas Department of Transportation concrete monument found at the end of said curve;

Thence, departing the northeasterly right-of-way line of State Highway 114, and along the northwesterly line of Tract 3 of said Maguire Partners Westlake Partnership tract, North 53 degrees 29 minutes 00 seconds East, a distance of 441.09 feet to 5/8 inch iron rod found with "Huitt-Zollars" cap for a corner;

Thence, along the platted westerly right-of-way line of T.W. King Road, the following;

  South 03 degrees 07 minutes 00 seconds West, a distance of 3.55 feet, to a 5/8 inch iron rod found with "Huitt-Zollars" cap at the beginning of a curve to the left having a radius of 235.00 feet, a central angle of 35 degrees 35 minutes 41 seconds and being subtended by a chord of 143.66 feet which bears South 17 degrees 56 minutes 46 seconds West;

  Southwesterly along said curve to the left an arc distance of 145.99 feet, to a 5/8 inch iron rod found with "Huitt-Zollars" cap at the end of said curve;

  South 00 degrees 08 minutes, 56 seconds West, a distance of 520.67 feet, to the POINT OF BEGINNING and Containing 2.473 acres of land, more or less;

Exhibit A – 4

EXHIBIT "B" TO SUBORDINATION AGREEMENT

SCHEDULE OF DEFINITIONS

"Beneficiary" shall mean                        , a                        , together with its successors an assigns. Beneficiary's address for notice purposes is as follows:

"Landlord" shall mean                                                 . Landlord's address for notice purposes is as follows:

Nine Village Circle, Suite 500 Westlake, Texas 76262 Attention: Tom Allen
And
1733 Ocean Avenue, Suite 400 Santa Monica, California 90404 Attention: General Counsel

"Loan" shall mean a mortgage loan from Beneficiary to Landlord, pursuant to and as evidenced by the Note, the Mortgage and the other documents executed and delivered to Beneficiary in connection with the Note and the Mortgage.

"Mortgage" shall mean, collectively, one of more Deeds of Trust, Assignments of Lease and Rents and Security Agreements encumbering the Property and other property owned by Landlord dated as of                         , made by Landlord, as trustor, for the benefit of Beneficiary, as beneficiary, securing the indebtedness evidenced by the Note.

"Note" shall mean one or more Deed of Trust Notes executed by Landlord in favor of Beneficiary dated as of                        in the aggregate principal amount of                        .

"Premises" shall mean Premises as defined in the Lease.

"Property" shall mean the real property described in Exhibit "A" attached hereto, together with improvements thereon.

"Tenant" shall mean Sabre Inc., a Delaware corporation. Tenant's address for notice purposes is as set forth in the Lease.

EXHIBIT D

SPECIAL WARRANTY DEED

THE STATE OF TEXAS	‘
	‘	KNOW ALL MEN BY THESE PRESENTS:
COUNTIES OF TARRANT	‘
AND DENTON	‘

        SABRE INC., a Delaware corporation (hereinafter called "Grantor"), for and in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration paid to Grantor by Maguire Partners—Dallas, LTD., a California limited partnership (hereinafter called "Grantee"), the receipt and sufficiency of which are hereby acknowledged, does hereby GRANT, SELL, CONVEY, ASSIGN and DELIVER to Grantee the following:

        (a)   the tracts of land (hereinafter collectively called the "Land") located in Tarrant and Denton Counties, Texas described in Exhibit A attached hereto and made a part hereof for all purposes;

        (b)   all buildings and other improvements situated on the Land and all fixtures and other property affixed thereto (hereinafter, collectively, called the "Improvements"); and

        (c)   all rights of reverter and other rights that Purchaser had in lands that (i) had been dedicated as public roadways and (ii) were adjacent to the Land;

        (d)   without in any way limiting paragraph (c) immediately preceding, all and singular the rights and appurtenances pertaining to the Land and Improvements and any right, title and interest of Grantor in and to adjacent streets, alleys or rights-of-way belonging to Grantor or in any way appertaining to the Land and/or Improvements;

        (e)   without in any way limiting paragraph (a) above, all oil, gas and minerals on, in and under the Land, as well as all other oil, gas and mineral interests and mineral rights belonging to Grantor or in any way appertaining to the Land and/or Improvements;

        (f)    all development rights, air rights, riparian rights and easements belonging or in any way appertaining to the Land and/or the Improvements (including, without limitation, Grantor's right title and interest in and to the easements described in Exhibit A attached hereto and made a part hereof for all purposes); and

        (g)   all oil, gas and other minerals produced in association with oil and gas (but no other minerals) in, to, on and under the real property described on Exhibit B attached hereto and made a part hereof, but reserving to Grantor an undivided 18.92% of 8/8ths non-participating royalty interest in all such oil, gas and other minerals conveyed to Grantee under this Deed in the real property described on such Exhibit B, it being understood and agreed to by the parties hereto that (i) in the event Grantor owns less than one hundred percent (100%) of the oil, gas and mineral estate in such Exhibit B real property, the 18.92% of 8/8ths non-participating royalty interest herein reserved by Grantor in such Exhibit B real property will be proportionately reduced by the percentage interest in such oil, gas and mineral estate in such Exhibit B real property that is owned by Grantor and is being conveyed to Grantee under this Deed, and (ii) Grantee will have the authority to pool such reserved non-participating royalty interest provided if Grantee does pool Grantor's reserved interest, Grantee must pool as to the entire Exhibit B real property, and not just a portion of such Exhibit B real property.

(all of the foregoing being hereinafter, collectively, called the "Property"), subject to the encumbrances described in Exhibit C attached hereto and made a part hereof (hereinafter called the "Permitted Encumbrances").

1

        TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging unto Grantee, Grantee's successors and assigns, forever, and Grantor does hereby bind itself and its successors to warrant and forever defend all and singular the Land and the Improvements unto Grantee, Grantee's successors and assigns against every person whomsoever lawfully claiming, or to claim the same, or any part thereof by, through or under Grantor, but not otherwise, subject, however, to the Permitted Encumbrances.

        The tract described as "Tract    " on Exhibit A is being conveyed to Grantee with the following prohibition (which shall run with the land): no surface oil and gas drilling operations may be conducted within 600 feet from the exterior wall of any of the commercial buildings (excluding any buildings used solely for parking of motor vehicles) currently located on the property described on Exhibit B attached hereto, and no compressor station may ever be operated anywhere on Tract     , unless the following requirements are met: (i) hospital mufflers must be installed, (ii) all compressors must be placed in a building which will be insulated with sound batting so that the noise decibels do not exceed 70 decibels at 300 feet from the compressor station, (iii) all exhaust from any compressor must pass through a hospital muffler at the surface, (iv) "noise walls" must be installed to inhibit and reduce the noise level resulting from compressor operations, and (v) the compressor station may not be located within 600 feet from the exterior wall of any of the commercial building(s) (excluding any buildings used solely for parking of motor vehicles) currently located on the Exhibit B real property. Other than restrictions which are currently imposed by the City of Southlake ("City") under Ordinances 480-YY and 880, and which may be imposed by the City or other governmental entities in the future, there will be no other restrictions on surface drilling or mining on, in or under any other portion of the Property.

        By acceptance of this Deed, Grantee agrees for itself and its successors and assigns that Grantor and its employees, agents, guests and contractors shall have the right of free and unimpeded access over and across the portion of the Property which currently contains Kirkwood Boulevard and T.W. King Road until such time, if ever, that such rights-of-way are dedicated to the City as public roadways.

        Current ad valorem taxes on the herein described property having been prorated, Grantee hereby assumes the payment thereof.

2

        IN WITNESS WHEREOF, this Deed is executed by Grantor as of the        day of                  , 2006.

GRANTEE:
SABRE INC., a Delaware corporation
By:
Name:
Title:
Dated:
THE STATE OF TEXAS	‘
‘
COUNTY OF TARRANT	‘

        This instrument was acknowledged before me on                        , 2006, by                        , the                        of Sabre Inc., a Delaware corporation, on behalf of said corporation in its capacity as                        , on behalf of said corporation.

Notary Public, State of Texas
(printed name)

My commission expires:

___________________.

FOLLOWING RECORDING
RETURN DEED TO:

Marc. A. Myrin
Thompson & Knight LLP
1700 Pacific Avenue, Suite 3300
Dallas, Texas 75201

3

EXHIBIT A TO SPECIAL WARRANTY DEED

PROPERTY DESCRIPTION

4

EXHIBIT B TO SPECIAL WARRANTY DEED

LEGAL DESCRIPTION OF GRANTOR'S HEADQUARTERS TRACT

5

EXHIBIT C TO SPECIAL WARRANTY DEED

PERMITTED ENCUMBRANCES

6

EXHIBIT E

GENERAL ASSIGNMENT

        THIS GENERAL ASSIGNMENT made this        day of                  2006, by SABRE INC., a Delaware corporation (hereinafter called "Assignor"), to MAGUIRE PARTNERS—DALLAS, LTD., a California limited partnership (hereinafter called "Assignee").

        Assignor and Assignee entered into that certain Agreement to Sell and Purchase, pursuant to which Assignor agreed to sell to Assignee and Assignee agreed to purchase from Assignor the property described on Exhibit A attached hereto and all improvements located thereon (the "Property").

        One of the conditions to the closing of the sale and purchase under the Contract is the execution and delivery of this General Assignment by each of Assignor and Assignee.

        Assignor, in consideration of the sum of Ten Dollars ($10.00) cash in hand paid and other good and valuable consideration paid by Assignee, the receipt and sufficiency of which are hereby acknowledged, does hereby GRANT, CONVEY, ASSIGN, TRANSFER and SET OVER unto Assignee, its successors and assigns, all assignable permits and licenses, surveys, reports, and test results pertaining to the Property, all plans and specifications for the Property, all warranties pertaining to the improvements on the Property, and the contracts described in Exhibit B attached hereto (the "Assigned Property").

        Assignor agrees that it will indemnify, defend, and hold Assignee harmless from and against any and all losses, costs, expenses (including reasonable attorneys' fees), liabilities, claims, demands, actions and judgments of every kind and character (collectively "Claims") suffered by, recovered from or asserted against Assignee on account of the Assigned Property accruing on or prior to the date of this General Assignment (save and except Claims which are attributable to events occurring, or which first arose, prior to September 14, 1999).

        Assignee hereby expressly assumes and agrees to assume the obligations and liabilities of the Assignor pertaining to the Assigned Property, save and except for Claims covered by Assignor's indemnity under the preceding paragraph.

        Assignee agrees that it will indemnify and hold Assignor harmless from and against any and all Claims suffered by, recovered from or asserted against Assignor on account of any obligations of Assignor with regard to the Assigned Property accruing after the date of this General Assignment or prior to September 14, 1999.

        This General Assignment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

        This General Assignment shall be controlled by and construed in accordance with the laws of the State of Texas.

1

        IN WITNESS WHEREOF, this Assignment of Lease is executed as of the date first above written.

"ASSIGNEE"
MAGUIRE PARTNERS-DALLAS, LTD., a California limited partnership
By:	Maguire Partners Solana, LLC, a California limited liability company, General Partner
	By:	Maguire Partners SCS, Inc., a California corporation, Manager
		By:	Tom Allen, Senior Vice President
"ASSIGNOR"
SABRE INC., a Delaware corporation
By:
Name:
Title:

2

EXHIBIT A TO GENERAL ASSIGNMENT

LEGAL DESCRIPTION

3

EXHIBIT B TO GENERAL ASSIGNMENT

ASSIGNED PROPERTY

4

EXHIBIT F

NON-FOREIGN CERTIFICATE

        Section 1445 of the United States Internal Revenue Code of 1986 (as amended, the "Code"), provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a "foreign person" (as defined in the Code). For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by Sabre Inc. ("Transferor"), the undersigned hereby certifies the following on behalf of Transferor:

    a.
    Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations).

    b.
    Transferor is not a disregarded entity as defined in Treas. Reg. Section 1.1445-2(b)(2)(iii).

    c.
    Transferor's U.S. employer identification number is 75-2109502.

    d.
    Transferor's office address is 3150 Sabre Drive, Southlake, Texas 76092.

        Transferor understand that this certification may be disclosed to the Internal Revenue Service by Maguire Partners-Solana Limited Partnership and that any false statement contained herein could be punished by fine, imprisonment, or both.

        Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

[NAME OF SIGNATORY]
TITLE
DATE

EXHIBIT G

INTENTIONALLY DELETED

EXHIBIT H

ROADWAY LAND

[Exhibit H consists of a graphical depiction of the
Roadway Land that was not able to be converted to EDGAR]

EXHIBIT I

FUTURE PUBLIC BOULEVARD

[Exhibit I consists of a graphical depiction of the
Future Public Boulevard that was not able to be converted to EDGAR]

EXHIBIT J

EXISTING, PENDING, OR THREATENED LITIGATION

None.

EXHIBIT K

NOTICES OF VIOLATION OF APPLICABLE LAWS

None.

EXHIBIT L

INTENTIONALLY DELETED

EXHIBIT M

LIST OF CONTRACTS

Janitorial—American Housekeeping

Landscaping—Metheny Commercial Landscaping

Elevator Maintenance—United Elevator

Pest Control/Extermination—Orkin Inc—(Termite—DFW Pest Control)

Won-Doors Contract—Won-Doors Corp

Painting—Texas Standard

Chiller Maintenance—Brandt

Water Treatment—Advantage Water Engineering

EXHIBIT N

INTENTIONALLY DELETED

EXHIBIT O

KIRKWOOD BOULEVARD INTERCHANGE MAINTENANCE AREA

[Exhibit O consists of a graphical depiction of the
Kirkwood Boulevard Interchange Maintenance Area
that was not able to be converted to EDGAR]

QuickLinks

AGREEMENT TO SELL AND PURCHASE
RECITALS
TABLE OF CONTENTS
OFFICE LEASE AGREEMENT
RECITALS
LEASE OF PREMISES
BASIC LEASE PROVISIONS
SUPPLEMENTAL LEASE PROVISIONS
ARTICLE 1 TERM AND POSSESSION
ARTICLE 2 RENT
ARTICLE 3 (INTENTIONALLY DELETED)
ARTICLE 4 OCCUPANCY AND USE
ARTICLE 5 UTILITIES AND SERVICES
ARTICLE 6 REPAIRS, MAINTENANCE, ALTERATIONS, AND IMPROVEMENTS
ARTICLE 7 INSURANCE, FIRE, AND CASUALTY
ARTICLE 8 CONDEMNATION
ARTICLE 9 LIENS
ARTICLE 10 TAXES ON TENANT'S PROPERTY
ARTICLE 11 SUBLETTING AND ASSIGNING
ARTICLE 12 TRANSFERS BY LANDLORD
ARTICLE 13 DEFAULT
ARTICLE 14 NOTICES
ARTICLE 15 (INTENTIONALLY DELETED)
ARTICLE 16 MISCELLANEOUS PROVISIONS
EXHIBIT "B" TO SUBORDINATION AGREEMENT
SCHEDULE OF DEFINITIONS